                                 HARTFORD HLS MUTUAL FUNDS


[HARTFORD LIFE LOGO]




                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 2000

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HARTFORD
     GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          JOSEPH H. SCHWARTZ, CFA
          Senior Vice President
          Wellington Management Company, LLP

          ANN C. GALLO
          Vice President
          Wellington Management Company, LLP

          JEAN H. HYNES, CFA
          Vice President
          Wellington Management Company, LLP

          KIRK J. MAYER
          Assistant Vice President
          Wellington Management Company, LLP

PERFORMANCE OVERVIEW
5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Global Health Fund IA      $11,908
Goldman Sachs Health
   Care Index              $11,456

RETURNS (Inception 5/1/00)

                                 Cumulative Returns
                                 as of June 30, 2000
                                   SINCE INCEPTION
Global Health IA                        19.08%
Goldman Sachs Health Care Index         14.56%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL HEALTH HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund returned 19.1% (net of mutual fund fees but excluding insurance fees) since inception (May 1, 2000) through the period ending June 30, 2000.The Fund's return exceeded that of the Goldman Sachs Health Care Index of 14.6%.

Q. WHY DID THE FUND PERFORM THIS WAY?

During the second quarter, strength was exhibited throughout the healthcare sector, with meaningful contributions from essentially all of the sub-sectors. Health care as a sector significantly outperformed the general stock market during the second quarter.The Portfolio's current sub-sector emphasis reflects our opinion as to where growth opportunities are not adequately reflected in current stock prices.

The Portfolio's sub-sector weightings were in line with the Goldman Sachs Health Care Index. The analysts remained comparatively optimistic about health care services and medical product stocks as indicated by the overweight positions. The pharmaceuticals & biotech sub-sector weighting was moderately below average, given our view that the recent strong rebound in biotech stocks more than adequately reflects their bright growth prospects. Finally, the genomics & life science weighting was essentially in line with the benchmark.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We believe all of these sub-sectors benefit from aging demographics, technology breakthroughs, internet and information technology developments, and geographic expansion. Given future changes in absolute and relative price performance for stocks in the different sub-sectors, the Portfolio's weights will change accordingly to exploit developing investment opportunities. There are many fundamentally attractive companies within the global healthcare sector that are candidates for future investment. We are very optimistic about the health care sector's growth outlook.

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HARTFORD
     GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          SCOTT E. SIMPSON
          Vice President
          Wellington Management Company, LLP

          JOHN F. AVERILL, CFA
          Vice President
          Wellington Management Company, LLP

          BRUCE L. GLAZER
          Assistant Vice President
          Wellington Management Company, LLP

          PAUL D. JACKSON
          Assistant Vice President
          Wellington Management Company, LLP

          ERIC STROMQUIST
          Senior Vice President & Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/1/00 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Global Tech Fund IA        $10,278
Goldman Sachs
   Tech Index              $ 9,860

RETURNS (Inception 5/1/00)

                                      Cumulative Returns
                                     as of June 30, 2000
                                       SINCE INCEPTION
Global Tech IA                              2.78%
Goldman Sachs Tech Index                   -1.40%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL TECHNOLOGY HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund returned 2.8% since inception (May 1, 2000) through the period ending June 30, 2000. The Fund's return exceeded that of the Goldman Sachs Technology Composite Index, which returned -1.4%.

Q. WHY DID THE FUND PERFORM THIS WAY?

Over the last three months, all sectors of technology experienced weakness. However, the software and internet stocks fared the worst. After several months of strong gains, our investments in the networking & telecommunications sub-sector also weakened and our holdings in the PC hardware & semiconductors sub-sector declined modestly. Seeing some incremental opportunities, the team took advantage of the weakness to add to positions in the telecommunications equipment, software and internet sectors given their superior growth characteristics.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

While we continue to believe this positioning is appropriate, and our long-term favorable outlook is unwavering, we are concerned about the near-term and expect that the recent volatility will continue. In particular, we remain concerned that rates may need to increase further and that valuations for some leading technology companies continue to look stretched. In addition, we are seeing some signs of weakness in the consumer markets and at the margin some easing of demand for wireless technologies. As a result, we continue to focus our attention on infrastructure plays where demand remains robust and valuations look much more attractive.

--------------------------------------------------------------------------------
HARTFORD
     SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          STEVE ANGELI, CFA
          Vice President
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
8/9/96 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Small Company Fund IA      $24,333
Russell 2000               $16,608

RETURNS

                 Average Annual Returns
                  as of June 30, 2000
                  1 YEAR  SINCE INCEPTION
Small Co. IA      40.83%      25.66%
Russell 2000      14.32%      13.92%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned 3.6% for the 6-month period ending June 30, 2000, underperforming the Lipper Small Cap VA-UF Average return of 7.1% but outperforming the Russell 2000 Index return of 3.0% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The first 6-months of the year have been extremely volatile for investors. Until halfway through March it looked as though we were headed for a down first quarter in the market in spite of excellent earnings prospects and continued low inflation. The only game in town seemed to be technology with little or no attention paid to any other sector of the market. While we had been "cautious about excessive and unprecedented valuations," the market initially pushed higher even into the headwind of a tight monetary policy. But in April, investors woke up to the reality of rising rates and escalating inflation and the bursting technology bubble that sent stocks spiraling downward.

While we reduced the fund's exposure by trimming positions in the technology sector, we could not escape the market's turmoil. The Portfolio was negatively impacted by a correction in technology stocks combined with a few fundamental disappointments. During the correction, we took advantage of cheaper valuations to increase or establish positions in fundamentally sound companies. The Portfolio benefited from an overweight position in the energy sector resulting from a sustainable rise in oil and natural gas prices. Our underweight position in retail, relative to the Russell 2000, benefited the Portfolio as the Fed's rate increases had a damaging effect on consumer spending and retail stocks.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We believe the major rate increases are history that consumer spending should stabilize, and most retail stocks are at attractive entry points. In such an environment we would expect consistent growth companies found in such sectors as consumer staples, financial services and technology to perform quite well. Cyclicals, both consumer and industrial, may continue to struggle with little pricing power and continued excess capacity. We remain cautiously optimistic about the outlook for the equity markets.

--------------------------------------------------------------------------------
HARTFORD
     CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          SAUL J. PANNELL, CFA
          Senior Vice President and Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Capital Appreciation Fund IA    $64,172
S&P 500                         $51,394

RETURNS

                       Average Annual Returns
                        as of June 30, 2000
                  1 YEAR       5 YEAR     10 YEAR
Cap App IA        32.34%       23.74%     20.43%
S&P 500            7.24%       23.80%     17.79%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund returned 12.7% for the 6-month period ending June 30, 2000, versus a return of 3.2% for the Lipper Capital Appreciation Average.

Q. WHY DID THE FUND PERFORM THIS WAY?

The first half of 2000 has proven to be interesting for investors in equities as the market rotated out of what had been working in the past into some laggard sectors. We used the overall turmoil in the market to upgrade the portfolio, which led to strong returns in June. The Fund's performance was helped primarily by a diverse group of companies within several macroeconomic sectors.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?
Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance.

We will continue to roam off the beaten path where we believe the most upside potential resides.This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame.

--------------------------------------------------------------------------------
HARTFORD
     MIDCAP HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          PHILLIP H. PERELMUTER
          Senior Vice President and Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
7/15/97 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

MidCap Fund IA             $26,357
S&P 400                    $16,598

RETURNS

                 Average Annual Returns
                  as of June 30, 2000
                  1 YEAR  SINCE INCEPTION
MidCap IA         47.45%      38.67%
S&P 400           16.98%      18.64%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MIDCAP HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund returned 20.5% for the 6-month period ending June 30, 2000.The Fund's return exceeded that of the Lipper MidCap VA-UF Average by 12% and the S&P Midcap 400 Index by 11.5% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Midcap stocks as measured by the S&P Midcap 400 Index continue to outperform large-cap stocks (S&P 500 Index) and small-cap stocks (Russell 2000 Index) over the trailing 1, 2, 3 and 10-year time periods. Year-to-date, the S&P Midcap 400 Index significantly outperformed both the S&P 500 and the Russell 2000 Indices, 9.0%, -0.4%, 3.0%, respectively.

The two strongest sectors were energy and health care. High natural gas and crude oil prices helped all energy stocks. Health care stocks continued to remain strong with no cyclical risk due to a slowing economy. During the 6-month period, we increased our health care positions from 12% to 15% participating in all segments within health care: biotechnology, medical devices, health care services and medical products. As of the end of the period, we had the smallest sector bets vs. the S&P Midcap 400 Index than at any other time during the Portfolio's life. We do not currently see any areas of the market that are significantly undervalued across the board.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

For the remainder of the year we expect the economy to continue to slow, the inflation news to improve as energy prices cool off, and the Fed to hold off on further interest rate increases. In such an environment we would expect consistent growth companies found in such sectors as consumer staples, financial services and technology to perform quite well. Cyclicals, both consumer and industrial, may continue to struggle with little pricing power and continued excess capacity. We remain cautiously optimistic about the outlook for the equity markets.

--------------------------------------------------------------------------------
HARTFORD
     INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

LEAD PORTFOLIO MANAGER

          [PHOTO]

          TROND SKRAMSTAD
          Senior Vice President and Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
7/2/90 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

International Opportunities IA      $24,758
EAFE GDP                            $24,140

RETURNS

                        Average Annual Returns
                         as of June 30, 2000
                  1 YEAR     5 YEAR      SINCE INCEP.
Int'l. Opp. IA    19.08%     13.20%         9.21%
EAFE GDP*         19.76%     14.28%         9.49%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.


Q. HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -5.7% for the first half of 2000 versus a return of -3.5% for the Lipper VA-UF International Average over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

We believe that global economic growth will slow down somewhat as financial markets are more interested in the directions and rate of change in the economy rather than its level. Throughout the first half of 2000, we increased our position in the UK, which is now close to showing an upward inflection point in its economy. We also consistently added to our holdings in technology and health care. In the beginning of 2000, we were more optimistic about the prospects of the Japanese economy and had increased our exposure in that region. However, we have become a bit more cautious in this area and have reduced our weightings accordingly.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

As global economic growth is expected to slow from its current pace, we view health care, as the largest sector overweight, a good defensive play during the next several months as valuations are still attractive relative to expected earnings growth rates. In contrast, we expect economically sensitive consumer areas to fare poorly as economic growth slows, and we thus have our largest underweight in the consumer discretionary sector. In Europe, the continent is experiencing a volatile market environment and we increased our exposure to the UK market, as we believe it to be less exposed to this current environment. In addition, we expect UK profits to grow better relative to most other markets over the next year.

--------------------------------------------------------------------------------
HARTFORD
     GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


RAND L. ALEXANDER, CFA           [PHOTO]
Senior Vice President
          and Partner
Wellington Management
         Company, LLP

          [PHOTO]       ANDREW S. OFFIT
                        Vice President
                        Wellington Management
                        Company, LLP


PERFORMANCE OVERVIEW
9/30/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Global Leaders IA          $20,429
MSCI World                 $14,751

RETURNS

                    Average Annual Returns
                     as of June 30, 2000
                     1 YEAR  SINCE INCEPTION
Global Leaders IA    36.44%      50.39%
MSCI World           12.21%      24.86%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL LEADERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Global Leaders HLS Fund returned 3.0% for the 6-month period ending June 30, 2000, versus -0.2% for the Lipper Global Average over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Throughout this period, the markets were subject to exceptional volatility, particularly in technology, media and telecommunications sectors. However, the Fund remained focused on its themes and sector weightings, and continued to emphasize growth in both sectors and individual companies. This strategy contributed to the Fund's outperformance. The best performing sectors were health care and consumer staples, two areas that do better when there is a period of economic slowdown. We continue to remain committed to our research and sector strategy by investing in what we believe to be the best companies, regardless of where they are located.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

The market environment continues to be both interesting and challenging for global investors. While volatility can cause periods of dislocation, overall this is good news for The Hartford Global Leaders portfolio. By their very nature, global leaders have superior products, market share and management, making them desirable investments, especially in turbulent times. Over the long term, so long as we continue to identify the winning sectors and companies, the Fund should succeed and outperform.

--------------------------------------------------------------------------------
HARTFORD
     STOCK HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          RAND L. ALEXANDER, CFA
          Senior Vice President and Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Stock Fund IA              $51,371
S&P 500                    $48,980

RETURNS

                       Average Annual Returns
                        as of June 30, 2000
                  1 YEAR       5 YEAR     10 YEAR
Stock IA           4.93%       24.01%     17.22%
S&P 500            7.24%       23.78%     17.78%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund returned -1.0% for the 6-month period ended June 30, 2000. The Fund's return underperformed the S&P 500 Index return of -0.4% and the Lipper Large-Cap Core Average return of 3.2%.

Q. WHY DID THE FUND PERFORM THIS WAY?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. Many equity sectors underperformed during this period with the exception of health care, energy and technology. The Fund's performance was enhanced through accurate sector weighting, overweights in health care and energy, and above average stock selection, particularly in the finance sector. Finally, decreased exposure to the consumer discretionary spending sector in line with the slowing economy and increased exposure to consumer staples, financials and technology benefited the portfolio.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

With expectations for a soft economic landing and continued S&P 500 profit growth, our outlook on the market overall remains positive. The slowing economy, and possible end of Federal interest rate hikes bode well for interest sensitive stock and consistent growth companies. Continued robust growth in technology investment has favorable consequences for the US economy that will be enduring.

--------------------------------------------------------------------------------
HARTFORD
     GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          JAMES A. RULLO, CFA
          Senior Vice President and Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/1/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Growth and Income Fund IA    $14,747
S&P 500                      $13,695

RETURNS

                        Average Annual Returns
                         as of June 30, 2000
                         1 YEAR  SINCE INCEPTION

Growth and Income IA     10.27%      20.42%
S&P 500                   7.24%      16.23%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GROWTH AND INCOME HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford Growth and Income HLS Fund returned 1.7% for the first half of 2000. The Fund's return exceeded that of the Lipper Growth & Income VA-UF Average of -1.1% over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Stock selection in the food, beverage, and tobacco sector positively contributed to portfolio performance due to recent consolidation activity. We believe this activity to continue going forward and are therefore slightly overweight in this area. For the retail sector, our underweight positioning benefited performance as these stocks have been under pressure due to rising interest rates and investors' concerns over wage and fuel costs. Stock selection coupled with an underweight position in banks boosted relative portfolio performance as this sector suffered due to concerns regarding loan quality. The Fund's holdings in the technology sector also contributed strongly to performance.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

The end of Federal Reserve interest rate rises will limit the magnitude of the slowing in the US economy and provide positive support to US financial markets. In addition, we anticipate deterioration in the fundamentals of the oil market going forward as evidenced in the moderation for oil demand. Increased OPEC production should eventually bring lower energy prices and we therefore have reduced our overweight positioning in energy sources.

--------------------------------------------------------------------------------
HARTFORD
     DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          LAURIE A. GABRIEL, CFA
          Senior Vice President and Managing Partner
          Wellington Management Company, LLP


PERFORMANCE OVERVIEW
3/9/94 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Dividend and Growth Fund IA    $27,215
S&P 500                        $35,200

RETURNS

                          Average Annual Returns
                           as of June 30, 2000
                    1 YEAR     5 YEAR      SINCE INCEPTION
Div. and Grow. IA   -3.26%     18.13%         17.18%
S&P 500              7.24%     23.80%         22.05%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PER-FORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CON-TRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -1.5% for the first half of 2000. The Fund's return exceeded that of the Lipper Equity Income VA-UF Average of -1.7% over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year with continued robust growth in technology investment. In line with our dividend-oriented value style, we continue to be underweight in the information technology sector. Strong stock selection, particularly in the health care sector, was the key to outperforming the benchmark for the first half of 2000.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Going forward, we expect a deceleration in economic growth and an end to interest rate tightening. Strong technology spending and gains in productivity will continue to provide support in the US, moderating the impact of such rate increases. We continue to search for investment opportunities that produce a high level of current income coupled with growth of capital to maintain reasonable investment risk.

--------------------------------------------------------------------------------
HARTFORD
     INTERNATIONAL ADVISERS HLS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


          ROBERT EVANS          [PHOTO]
Senior Vice President
          and Partner
Wellington Management
         Company, LLP

          [PHOTO]       TROND SKRAMSTAD
                        Senior Vice President
                        and Partner
                        Wellington Management
                        Company, LLP


PERFORMANCE OVERVIEW
3/1/95 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

International Advisers Fund IA                  $20,848
EAFE GDP                                        $18,781
Salomon World Government Bond ex-U.S. Index     $13,235

RETURNS

                                Average Annual Returns
                                 as of June 30, 2000
                          1 YEAR     5 YEAR      SINCE INCEPTION
Int'l Advisers IA          13.73%    11.90%           12.53%
EAFE GDP                   19.76%    14.28%           14.06%
Salomon World Govt. Bond    5.65%     8.64%            9.27%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

Hartford International Advisers HLS Fund returned -1.6% for the first half of 2000 versus a return of -0.1% for the Fund's Composite Index (55% MSCI EAFE, 35% SB Non-US World Government Bond - hedged, and 10% T-Bill) over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The major equity markets experienced a volatile time during the first half of 2000 as single digit gains (Paris CAC 40 index +3.9%) and losses (Frankfurt's DAX 30 index -9.2%) were the norm. We reduced our country weightings in Japan and emerging markets and increased our weight in the UK. For sectors, we reduced our holdings in selected telecom and technology stocks because they looked fully valued. This resulted in a lowering of the Fund's equity holdings to 54% from a previous 57% when compared to the beginning of the year.

As equity markets corrected, bonds outperformed in general with the US and UK prospering. The Fund continues to be underweight in Canadian government bonds and neutral on the currency. Due to the improving economic cycle in Australia and an undervalued Australian dollar, we are slightly overweight in this area. We ended the portfolio neutral to European bonds overall with an overweight in Germany, Greece, and Norway and an underweight in the UK and the other Euro-11 countries. We adjusted the portfolio's bond portion to 35%, up from 15% at the beginning of the year and cash has been reduced to 11% of the fund, from 28% over the same time period.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

We expect double-digit earnings growth in the US, Europe, and Japan in 2000 and 2001. In addition, the prospect of more stable central bank interest rates over the next 12 months should help equity market performance. As the UK economy is closer to the end of interest rate increase, we believe that UK profit growth should fare better relative to most other markets over the next year. Although economic fundamentals are still negative for the global bond markets, valuations are now attractive and we have therefore began the process of reducing aggregate European interest exposure as we expect the Euro to appreciate.

--------------------------------------------------------------------------------
HARTFORD
     ADVISERS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


RAND L. ALEXANDER, CFA           [PHOTO]
Senior Vice President
          and Partner
Wellington Management
         Company, LLP

          [PHOTO]       PAUL D. KAPLAN
                        Senior Vice President
                        and Partner
                        Wellington Management
                        Company, LLP


PERFORMANCE OVERVIEW
12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.


[CHART]

[REPRESENTATION OF PLOT POINTS]

Advisers Fund IA            $36,045
S&P 500                     $51,414
Lehman Govt./Corp.          $21,271

RETURNS

                       Average Annual Returns
                        as of June 30, 2000
                  1 YEAR       5 YEAR     10 YEAR
Advisers IA        3.98%       17.42%     13.68%
S&P 500            7.24%       23.80%     17.79%
Lehman Govt./Corp. 4.32%        6.10%      7.84%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund returned 0.5%, underperforming the Lipper Flexible VA- UF Average return of 1.9%. Since inception (7/31/1984), the Fund has returned 14.5% versus the 12.8% return of its Lipper peer group.

Q. WHY DID THE FUND PERFORM THIS WAY?

Relative performance has been below the historical trend reflecting substantial turmoil in the equity markets. Interest rate fears and continuing valuation concerns, particularly in growth stocks, hampered most equity markets. The equity portion of the Fund's performance benefited from sector weightings and stock selection, through increased exposure to consumer staples, financials and technology. In the bond market, we continued to find bond yields attractive given our outlook for economic growth and inflation.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. The rise in short-term interest rates that began one year ago is expected to bring some slowing in US economic activity during the remainder of 2000. We believe that the Fed rate cycle and the prospect for stable interest rates will bring improved equity market performance in the year ahead. From a cyclical standpoint, the end of Fed tightening, slower US growth and receding inflation pressures should also provide a positive underpinning to the US bond market.

--------------------------------------------------------------------------------
HARTFORD
     HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          ALISON D. GRANGER, CFA
          Senior Vice President
          Hartford Investment
          Management Company



PERFORMANCE OVERVIEW
9/30/98 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

High Yield Fund IA          $10,839
Lehman High Yield           $10,329

RETURNS

                     Average Annual Returns
                      as of June 30, 2000
                      1 YEAR  SINCE INCEPTION
High Yield Fund IA    1.28%        4.71%
Lehman High Yield    -1.03%        1.86%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HIGH YIELD HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Fund's Class IA shares placed in the 23rd percentile of its Lipper peer group for the six months ended June 30, 2000, producing a total return of -0.15% versus the -1.15% return of the Lipper High Current Yield Fixed Income Variable Annuity Underlying Fund average.

Q. WHY DID THE FUND PERFORM THIS WAY?

There were three major factors that contributed to the Fund's performance in the first half of this year. First, the Fund's overweight position in BB-rated issuers, which dramatically outperformed all lower rated securities, boosted performance. The Fund's overweight of energy-related securities continued to contribute to the Fund's performance, as the price of oil reached a high toward the end of June and credit fundamentals improved. Lastly, the Fund's performance benefited from exposure to euro-denominated high yield securities purchased in late May. These securities had lagged their dollar-denominated counterparts as the euro-currency reached a low in eary May, but rebounded in June as the currency gained 7% from its lows. The Fund's underweight position in the gaming sector, however, hindered the Fund's performance, as these issuers prove resilient to the rate tightening environment.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Looking forward, we are emphasizing three themes in the Fund. The first theme is to maintain our above average exposure to higher quality issuers, given heightened default risk and decreased issuer-access to capital markets. The second theme is to maintain overweight position in energy-related issuers and acute health providers, believing credit fundamentals will remain positive for energy-related issuers as they reduce leverage and shore up balance sheets, and for acute healthcare providers which are beginning to emerge from under governmental scrutiny. The final theme is remain cautious on consumer-sensitive sectors including retailers, consumer products and financial institutions given the recent Fed action and the signs of slower growth that are beginning to emerge in the economic data.

--------------------------------------------------------------------------------
HARTFORD
     BOND HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          ALISON D. GRANGER, CFA
          Senior Vice President
          Hartford Investment
          Management Company


PERFORMANCE OVERVIEW
12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Bond IA                     $20,919
Lehman Govt/Corp            $21,271

RETURNS

                       Average Annual Returns
                        as of June 30, 2000
                  1 YEAR       5 YEAR     10 YEAR
Bond IA            5.41%        6.38%      7.66%
Lehman Govt./Corp. 4.32%        6.10%      7.84%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund Class IA shares placed in the 7th percentile of its Lipper peer group for the six-months ended June 2000, producing a total return of 4.82% versus the 3.08% return of the Lipper Corporate Debt "BBB" rated Variable Annuity Underlying Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

There were three major factors that contributed to the Fund's performance in the first half of the year. The first factor was the Fund's position in U.S.Treasury securities where we continued to benefit from positive supply/demand factors. Our holdings in Treasury-Inflation-Protected Securities also performed well during the early spring. The second contributor to positive performance was the Fund's overweight in mortgage passthroughs, particularly in GNMA issues. This sector provided a positive contribution relative to its peer group that we enjoyed throughout the first half of the year. Lastly, we were allowed to invest in non-US denominated securities as of May 1, 2000. We quickly established the Fund's positions in German and French government short-term obligations denominated in Euro (established in mid-May) which contributed to Fund returns as the Euro rallied off its lows relative to the dollar.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Given that the Fed has raised interest rates six times in the last 13 months, we expect to see signs of slowdown in the economy over the coming months. We are not convinced, however, that the Fed is entirely done with its rate increases and will remain watchful for signs that indicate the need to slow the economy further.

Looking ahead, we expect to maintain an overweight in mortgage passthrough securities for two reasons: the large percentage of the market which is trading at a discount to par value and the favorable supply/demand balance which our traders forecast. We favor GNMA issues, as they carry the full faith and credit of the U.S. government.

While Treasuries do not yield much relative to other fixed income alternatives, we continue to see opportunity in the Treasury market securities due to the U.S. government's positive fiscal position and continued focus on debt reduction. We also expect to be active investors in Treasury-Inflation-Protected Securities, as we believe that these securities offer attractive real return potential relative to other U.S. fixed income alternatives. Although yields on corporate issues are historically high relative to Treasuries, we remain cautious and selective in our holdings. On average, we favor investment grade over high yield issues, as we believe that the yield compensation for investing in fundamentally stable high yield issues is insufficient relative to that offered in higher-quality issues. We will monitor market offerings for attractive purchase candidates among stable, large investment-grade companies. Among specific industries, we favor energy and the acute care providers within the healthcare sector.

--------------------------------------------------------------------------------
HARTFORD
     MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

          [PHOTO]

          PETER PERROTTI
          Vice President
          Hartford Investment
          Management Company (HIMCO)


PERFORMANCE OVERVIEW
12/31/89 - 6/30/00
GROWTH OF A $10,000 INVESTMENT.

[CHART]

[REPRESENTATION OF PLOT POINTS]

Mortgage Securities Fund IA         $19,930
Lehman Mortgage Backed Securities   $21,093

RETURNS

                       Average Annual Returns
                        as of June 30, 2000
                  1 YEAR       5 YEAR     10 YEAR
Mort. Sec. IA      4.69%        6.17%      7.14%
Lehman Mort.       5.03%        6.56%      7.75%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Mortgage HLS Fund Class IA shares placed in the 58th percentile of its Lipper peer group for the six-months ended June, 2000, producing a total return of 3.35% versus the 3.51% return of the Lipper Mortgage Annuity Underlying Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

The mortgage market in 2000 has been driven by several strong themes. The question of creditworthiness weighed heavily on the mortgage market over the first half of the year. GNMA securities are backed directly by the full faith and credit of the US government whereas FNMA and FHLMC securities have an implied full faith and credit backing. The increased scrutiny in Washington on the FNMA and FHLMC agencies caused their securities to underperform GNMA mortgage backed securities. Although GNMAs have cheapened in the second quarter, they still have outperformed their conventional counterparts by over half a point for the year. The fund's performance also benefited from a significant underweight in 15year mortgage backed securities as they lagged their 30 year counterparts by a quarter of a point. The Fund's overweight in higher coupon mortgages versus the lower coupon (deeper discount) securities hindered performance.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2000?

Looking forward, we believe mortgages offer very attractive risk adjusted returns. With most outstanding mortgages having rates below what is currently available, refinancing activity should remain low. We will continue to maintain a significant overweight in the higher coupon and higher yielding mortgage securities, as we continue to believe they offer excellent relative value. With the cheapening in Ginnie Mae's, we have brought the weighting to neutral in the Fund and will look for opportunities to increase our exposure. We expect that the Government's relationship with Fannie Mae and Freddie Mac will continue to make headlines and probably will not be resolved until early next year.

 Table of Contents
--------------------------------------------------------------------------------

                                                    PAGE
                                                    -----
Manager Discussions...............................      1

Hartford HLS Mutual Funds Financial Statements for
  Statement of Net Assets or Statement of Assets
   and Liabilities as of June 30, 2000:
    Hartford Global Health HLS Fund...............   MF-1
    Hartford Global Technology HLS Fund...........   MF-3
    Hartford Small Company HLS Fund, Inc..........   MF-4
    Hartford Capital Appreciation HLS
     Fund, Inc....................................   MF-6
    Hartford MidCap HLS Fund, Inc.................   MF-9
    Hartford International Opportunities HLS
     Fund, Inc....................................  MF-11
    Hartford Global Leaders HLS Fund..............  MF-15
    Hartford Stock HLS Fund, Inc..................  MF-18
    Hartford Growth and Income HLS Fund...........  MF-20
    Hartford Dividend and Growth HLS Fund, Inc....  MF-22
    Hartford Index HLS Fund, Inc..................  MF-24
    Hartford International Advisers HLS
     Fund, Inc....................................  MF-30
    Hartford Advisers HLS Fund, Inc...............  MF-36
    Hartford High Yield HLS Fund..................  MF-41
    Hartford Bond HLS Fund, Inc...................  MF-45
    Hartford Mortgage Securities HLS Fund, Inc....  MF-49
    Hartford Money Market HLS Fund, Inc...........  MF-51
  Statement of Operations for the Period Ended
   June 30, 2000..................................  MF-54
  Statement of Changes in Net Assets for the
   Period Ended June 30, 2000.....................  MF-58
  Statement of Changes in Net Assets for the Year
   Ended December 31, 1999........................  MF-62
  Notes to Financial Statements...................  MF-66
  Hartford HLS Mutual Funds Financial
   Highlights.....................................  MF-80

Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                       MARKET
 SHARES                                                 VALUE
---------                                            -----------
COMMON STOCKS -- 96.1%
           CHEMICALS -- 11.7%
  10,700   Aventis S.A. ADR........................  $   776,419
  37,400   Pharmacia Corp..........................    1,933,113
                                                     -----------
                                                       2,709,532
                                                     -----------
           CONSUMER NON-DURABLES -- 4.3%
   5,900   Cardinal Health, Inc....................      436,600
  26,900   McKesson HBOC, Inc......................      563,219
                                                     -----------
                                                         999,819
                                                     -----------
           DRUGS -- 48.3%
  18,700   Abbott Laboratories.....................      833,319
  24,100   American Home Products Corp.............    1,415,868
  37,000   AstraZeneca Group PLC ADR...............    1,720,500
  15,000   Banyu Pharmaceutical Co., Ltd...........      367,906
 *16,500   BioChem Pharma, Inc.....................      406,313
   4,500   Bristol-Myers Squibb Co.................      262,125
 *15,000   Connetics Corp..........................      220,313
  12,000   Eisai Co., Ltd..........................      385,628
  *4,100   Forest Laboratories, Inc................      414,100
  *8,700   Genzyme Corp............................      517,106
  *5,100   Gilead Sciences, Inc....................      362,738
  *1,800   IDEC Pharmaceuticals Corp...............      211,163
 *15,000   Immunex Corp............................      741,563
   6,400   Nycomed Amersham PLC ADR................      313,600
  *7,600   Regeneron Pharmacy, Inc.................      226,575
  14,800   SmithKline Beecham PLC ADR, Class A.....      964,775
   9,000   Takeda Chemical Industries Ltd..........      592,052
  35,000   Tanabe Seiyaku Co., Ltd.................      268,285
 *21,700   Triangle Pharmaceuticals, Inc...........      196,656
  *1,500   Vertex Pharmaceuticals, Inc.............      158,063
 *10,400   ViroPharma, Inc.........................      162,500
  *9,000   Watson Pharmaceuticals, Inc.............      483,750
                                                     -----------
                                                      11,224,898
                                                     -----------
           HEALTH SERVICES -- 10.1%
 *10,200   Biovail Corp............................      565,463
  *9,400   Exelixis, Inc...........................      313,725
  10,300   HCA Healthcare Corp.....................      312,863
  *8,700   Laboratory Corp. of America Holdings....      670,988
 *17,600   Tenet Healthcare Corp...................      475,200
                                                     -----------
                                                       2,338,239
                                                     -----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 16.1%
   6,300   Bausch & Lomb, Inc......................      487,463
   9,700   Baxter International, Inc...............      682,031
  12,900   Becton, Dickinson & Co..................      370,069
  15,200   Biomet, Inc.............................      584,250
 *16,300   Boston Scientific Corp..................      357,581
  40,760   Gambro AB, Class B......................      325,309
   6,800   Guidant Corp............................      336,600
  82,384   Smith & Nephew PLC ADR..................      299,331
  *6,600   St. Jude Medical, Inc...................      302,775
                                                     -----------
                                                       3,745,409
                                                     -----------
                                                       MARKET
 SHARES                                                VALUE
---------                                            -----------

                                                       MARKET
 SHARES                                                VALUE
---------                                            -----------
           RESEARCH & TESTING FACILITIES -- 4.2%
  *3,800   CV Therapeutics, Inc....................  $   263,388
 *30,300   Quintiles Transnational Corp............      427,988
  *6,500   Sequenom, Inc...........................      294,938
                                                     -----------
                                                         986,314
                                                     -----------
           SOFTWARE & SERVICES -- 1.4%
  18,000   IMS Health, Inc.........................      324,000
                                                     -----------
           Total common stocks.....................  $22,328,211
                                                     ===========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 4.0%
           REPURCHASE AGREEMENT -- 4.0%
$937,000   Interest in $2,066,447,000 joint
           repurchase agreement dated 06/30/00 with
           State Street Bank, 6.598% due 07/03/00;
           maturity amount $937,515 (Collateralized
           by $125,835,832 U.S. Treasury Notes
           5.50% - 7.875% due 08/31/01 - 11/15/04,
           $1,943,730,718 U.S. Treasury Bonds 5.25%
           -10.625% due 08/15/15 - 02/15/29).......  $   937,000
                                                     -----------
           Total short-term securities.............  $   937,000
                                                     ===========


STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investment in securities, at value (total
 cost $20,730,267) - see accompanying portfolio...  $23,265,211
Receivable for securities sold....................     211,076
Receivable for fund shares sold...................   1,026,255
Receivable for dividends and interest.............       9,403
Securities lending collateral.....................   5,219,902
Cash and other assets.............................       1,164
                                                    ----------
Total assets......................................  29,733,011
                                                    ----------
LIABILITIES
Payable for securities purchased..................   1,254,653
Securities lending collateral payable to
 brokers..........................................   5,219,902
Other liabilities.................................       5,918
                                                    ----------
Total liabilities.................................   6,480,473
                                                    ----------
Net assets........................................  $23,252,538
                                                    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-1 _____________________________________

 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 19,541,591 shares
 outstanding......................................  $   19,542
Capital surplus...................................  20,289,862
Accumulated undistributed net investment income...      13,666
Accumulated undistributed net realized gain on
 investments......................................     393,818
Unrealized appreciation of investments............   2,534,944
Unrealized appreciation of forward foreign
 currency contracts (See Note 2)w.................         171
Unrealized appreciation of other assets and
 liabilities in foreign currencies................         535
                                                    ----------
Net assets........................................  $23,252,538
                                                    ==========

Class IA
Net asset value per share
 ($21,731,647  DIVIDED BY 18,263,058 shares
 outstanding) (600,000,000 shares authorized).....  $1.19
                                                    ====
Class IB
Net asset value per share
 ($1,520,891  DIVIDED BY 1,278,533 shares
 outstanding) (200,000,000 shares authorized).....  $1.19
                                                    ====

  *  Non-income producing during the period.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                           TOTAL       CONTRACT   DELIVERY    UNREALIZED
DESCRIPTION             MARKET VALUE    AMOUNT      DATE     APPRECIATION
-----------             ------------   --------   --------   -------------
Japanese Yen (Buy)        $65,721      $65,550    07/05/00       $171
                                                                 ====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-2 _____________________________________

 HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
COMMON STOCKS -- 95.9%
            BUSINESS SERVICES -- 1.8%
   *10,000  eBay, Inc...............................  $   543,125
      *300  StorageNetworks, Inc....................       27,075
                                                      -----------
                                                          570,200
                                                      -----------
            COMMUNICATIONS -- 10.3%
    10,000  Comverse Technology, Inc................      930,000
   *17,800  Digital Microwave Corp..................      678,625
   *16,100  Exodus Communications, Inc..............      741,606
    10,700  Lucent Technologies, Inc................      633,975
    *4,600  Phone.com, Inc..........................      299,575
                                                      -----------
                                                        3,283,781
                                                      -----------
            COMPUTERS & OFFICE
            EQUIPMENT -- 25.9%
   *45,900  Cisco Systems, Inc......................    2,917,519
   *32,900  Dell Computer Corp......................    1,622,381
   *14,900  EMC Corp................................    1,146,369
     9,400  Hewlett-Packard Co......................    1,173,825
    12,500  International Business Machines Corp....    1,369,531
                                                      -----------
                                                        8,229,625
                                                      -----------
            ELECTRICAL EQUIPMENT -- 1.6%
    *9,400  Credence Systems Corp...................      518,763
                                                      -----------
            ELECTRONICS -- 18.9%
   *14,300  Analog Devices, Inc.....................    1,086,800
   *12,000  Cypress Semiconductor Corp..............      507,000
     5,300  Intel Corp..............................      708,544
   *13,100  JDS Uniphase Corp.......................    1,570,363
   *34,100  MEMC Electronic Materials, Inc..........      613,800
   *14,600  Micron Technology, Inc..................    1,285,713
    *5,600  REMEC, Inc..............................      234,500
                                                      -----------
                                                        6,006,720
                                                      -----------
            MACHINERY -- 2.9%
    *5,800  Applied Materials, Inc..................      525,625
    *6,100  Brooks Automation, Inc..................      390,019
                                                      -----------
                                                          915,644
                                                      -----------
            SOFTWARE & SERVICES -- 34.5%
   *11,400  3Com Corp...............................      656,925
   *10,400  America Online, Inc.....................      548,600
   *22,900  Answerthink, Inc........................      380,713
    *6,600  BMC Software, Inc.......................      240,797
   *41,300  Ceridian Corp...........................      993,781
   *12,800  Cognos, Inc.............................      529,600
    15,000  Electronic Data Systems Corp............      618,750
   *21,700  Informix Corp...........................      161,394
    *9,400  LookSmart, Ltd..........................      173,900
    *6,600  Macromedia, Inc.........................      638,138
   *23,600  Microsoft Corp..........................    1,888,000
   *80,300  Quantum Hard Disk Drive Corp............      888,316
   *10,500  Rational Software Corp..................      975,844
    *6,908  VeriSign, Inc...........................    1,219,174
   *12,100  Verity, Inc.............................      459,800
   *11,400  Vignette Corp...........................      592,978
                                                      -----------
                                                       10,966,710
                                                      -----------
            Total common stocks.....................  $30,491,443
                                                      ===========
                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
PREFERRED STOCKS -- 0.6%
            COMMUNICATIONS -- 0.6%
     3,900  Nokia Corp..............................  $   194,754
                                                      -----------
            Total preferred stocks..................  $   194,754
                                                      ===========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 8.0%
            REPURCHASE AGREEMENT -- 8.0%
$2,546,000  Interest in $2,066,447,000 joint
            repurchase agreement dated 06/30/00 with
            State Street Bank, 6.598% due 07/03/00;
            maturity amount $2,547,400
            (Collateralized by $125,835,832 U.S.
            Treasury Notes 5.50% - 7.875% due
            08/31/01 - 11/15/04, $1,943,730,718 U.S.
            Treasury Bonds 5.25% - 10.625% due
            08/15/15 - 02/15/29)....................  $ 2,546,000
                                                      -----------
            Total short-term securities.............  $ 2,546,000
                                                      ===========



STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investment in securities, at value (total
 cost $31,893,883) - see accompanying portfolio...  $33,232,197
Receivable for securities sold....................   1,456,641
Receivable for fund shares sold...................     492,935
Receivable for dividends and interest.............       2,616
Securities lending collateral.....................   4,646,169
Cash and other assets.............................         786
                                                    ----------
Total assets......................................  39,831,344
                                                    ----------
LIABILITIES
Payable for securities purchased..................   3,375,072
Securities lending collateral payable to
 brokers..........................................   4,646,169
Other liabilities.................................       7,597
                                                    ----------
Total liabilities.................................   8,028,838
                                                    ----------
Net assets........................................  $31,802,506
                                                    ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 30,421,463 shares
 outstanding......................................  $   30,421
Capital surplus...................................  30,171,870
Accumulated net investment loss...................     (10,338)
Accumulated undistributed net realized gain on
 investments......................................     272,239
Unrealized appreciation of investments............   1,338,314
                                                    ----------
Net assets........................................  $31,802,506
                                                    ==========

Class IA
Net asset value per share
 ($29,501,636  DIVIDED BY 28,219,859 shares
 outstanding) (600,000,000 shares authorized).....  $1.05
                                                    ====
Class IB
Net asset value per share
 ($2,300,870  DIVIDED BY 2,201,604 shares
 outstanding) (200,000,000 shares authorized).....  $1.05
                                                    ====

  *  Non-income producing during the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-3 _____________________________________

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 91.4%
             APPAREL & TEXTILE -- 0.1%
   *176,300  Steven Madden Ltd.......................  $    1,156,969
                                                       --------------
             BUSINESS SERVICES -- 5.6%
   *589,500  APAC Customer Services, Inc.............       6,521,344
   *706,500  Iron Mountain, Inc......................      24,021,000
    516,700  Manpower, Inc...........................      16,534,400
   *595,100  NCO Group, Inc..........................      13,761,688
    *11,200  StorageNetworks, Inc....................       1,010,800
                                                       --------------
                                                           61,849,232
                                                       --------------
             COMMUNICATIONS -- 12.0%
   *297,200  AirGate PCS, Inc........................      15,621,575
   *493,400  Andrew Corp.............................      16,559,738
   *109,600  Carrier Access Corp.....................       5,795,100
   *473,500  Digital Microwave Corp..................      18,052,188
   *383,600  MGC Communications, Inc.................      22,992,025
   *304,100  Primus Telecommunications Group, Inc....       7,564,488
   *171,900  Rural Cellular Corp., Class A...........      13,161,094
   *127,300  SBA Communications Corp.................       6,611,644
    *67,000  SonicWall, Inc..........................       5,900,188
   *372,900  Spectrasite Holdings, Inc...............      10,581,038
   *-92,900  Tecnomen Oyj............................         801,476
   *600,800  US Unwired Inc., Class A................       7,810,400
    *18,600  Westell Technologies, Inc., Class A.....         279,000
                                                       --------------
                                                          131,729,954
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 1.4%
   *836,000  Splash Technology Holdings, Inc.........       6,583,500
   *291,200  Visual Networks, Inc....................       8,299,200
                                                       --------------
                                                           14,882,700
                                                       --------------
             CONSTRUCTION -- 1.2%
   *241,500  Quanta Services, Inc....................      13,282,500
                                                       --------------
             DRUGS -- 3.1%
   *249,503  Gilead Sciences, Inc....................      17,745,901
   *122,700  Lynx Therapeutics, Inc..................       5,835,919
     *8,340  MediGene AG.............................         543,635
    *50,100  Myriad Genetics, Inc....................       7,418,714
    *45,200  Visible Genetics, Inc...................       2,039,650
                                                       --------------
                                                           33,583,819
                                                       --------------
             ELECTRICAL EQUIPMENT -- 3.0%
    *41,800  Capstone Turbine Corp...................       1,883,613
   *112,000  Newport Corp............................      12,026,000
    257,600  Veeco Instruments, Inc..................      18,869,200
                                                       --------------
                                                           32,778,813
                                                       --------------
             ELECTRONICS -- 11.2%
    *74,800  Alliance Semiconductor Corp.............       1,837,275
   *376,000  ASM International N.V...................       9,964,000
   *153,000  Burr-Brown Corp.........................      13,263,175
   *164,600  Emcore Corp.............................      19,752,000
   *160,100  GSI Lumonics, Inc.......................       5,623,513
   *310,000  International Rectifier Corp............      17,360,000
    210,500  Methode Electronics, Inc., Class A......       8,130,563
   *177,700  Plexus Corp.............................      20,080,100
   *255,200  REMEC, Inc..............................      10,686,500
   *154,900  Supertex, Inc...........................       7,783,725
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           ELECTRONICS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
   *217,400  Telcom Semiconductors, Inc..............  $    8,709,588
                                                       --------------
                                                          123,190,439
                                                       --------------
             ENERGY & SERVICES -- 4.0%
    770,500  Cross Timbers Oil Co....................      17,047,313
   *439,900  Hanover Compressor Co...................      16,716,200
   *429,875  Varco International, Inc................       9,994,594
                                                       --------------
                                                           43,758,107
                                                       --------------
             FINANCIAL SERVICES -- 4.8%
    393,200  Annuity & Life Re (Holdings), Ltd.......       9,633,400
   *338,900  Investment Technology Group, Inc........      13,386,550
    313,400  Legg Mason, Inc.........................      15,670,000
    302,700  People's Bank...........................       5,562,113
   *156,500  Trigon Healthcare, Inc..................       8,069,531
                                                       --------------
                                                           52,321,594
                                                       --------------
             HEALTH SERVICES -- 3.1%
 *1,625,100  Caremark Rx, Inc........................      11,070,994
   *203,900  Express Scripts, Inc., Class A..........      12,667,288
   *816,100  Foundation Health Systems, Inc.,
              Class A................................      10,609,300
                                                       --------------
                                                           34,347,582
                                                       --------------
             MACHINERY -- 1.9%
   *335,200  Brooks Automation, Inc..................      21,431,851
                                                       --------------
             MEDIA & ENTERTAINMENT -- 2.2%
   *503,300  Cumulus Media, Inc., Class A............       4,592,613
    248,000  Pegasus Communications Corp., Class A..       12,167,500
   *839,100  Regent Communications, Inc..............       7,211,016
                                                       --------------
                                                           23,971,129
                                                       --------------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 0.2%
    360,400  Omnicare, Inc...........................       3,266,125
                                                       --------------
             METALS, MINERALS & MINING -- 2.6%
    872,000  Minas Buenaventura ADR, Class B.........      15,096,500
   *479,500  Stillwater Mining Co....................      13,366,063
                                                       --------------
                                                           28,462,563
                                                       --------------
             REAL ESTATE -- 1.7%
    365,600  Liberty Property Trust (REIT)...........       9,482,750
    386,600  Reckson Associates Realty Corp. (REIT)..       9,181,750
                                                       --------------
                                                           18,664,500
                                                       --------------
             RESEARCH & TESTING FACILITIES -- 5.1%
    *80,100  Aurora Biosciences Corp.................       5,461,819
   *297,600  Gene Logic, Inc.........................      10,620,600
   *434,500  Quest Diagnostics, Inc..................      32,478,875
   *159,600  Sequenom, Inc...........................       7,241,850
                                                       --------------
                                                           55,803,144
                                                       --------------
             RETAIL -- 4.2%
    321,600  Applebee's International, Inc...........       9,748,500
   *397,050  Cheesecake Factory, Inc. (The)..........      10,918,875
   *445,250  Pacific Sunwear of California, Inc......       8,348,438
   *257,500  Whole Foods Market, Inc.................      10,637,969
   *217,200  Williams-Sonoma, Inc....................       7,045,425
                                                       --------------
                                                           46,699,207
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-4 _____________________________________

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
             SOFTWARE & SERVICES -- 17.4%
   *551,900  Affiliated Computer Services, Inc.,
              Class A................................  $   18,247,194
   *880,000  Brio Technology, Inc....................      18,645,000
   *389,200  Cognos, Inc.............................      16,103,150
   *296,100  Documentum, Inc.........................      26,463,938
   *230,000  Macromedia, Inc.........................      22,238,125
   *317,200  Mercator Software, Inc..................      21,807,500
   *483,000  Novadigm, Inc...........................       9,539,250
   *531,800  Peregrine Systems, Inc..................      18,446,813
   *336,300  Remedy Corp.............................      18,748,725
   *429,400  Verity, Inc.............................      16,317,200
    *88,700  WatchGuard Technologies, Inc............       4,872,956
                                                       --------------
                                                          191,429,851
                                                       --------------
             TRANSPORTATION -- 6.6%
   *484,100  Atlas Air, Inc..........................      17,367,088
    142,800  Robinson (C.H.) Worldwide, Inc..........       7,068,600
   *379,300  Ryanair Holdings PLC ADR................      13,844,450
    506,700  SkyWest, Inc............................      18,779,569
 *1,134,000  Swift Transportation Co., Inc...........      15,876,000
                                                       --------------
                                                           72,935,707
                                                       --------------
             Total common stocks.....................  $1,005,545,786
                                                       ==============
                              PRINCIPAL
                               AMOUNT
---------------------------------------------------------------------
SHORT-TERM SECURITIES -- 7.3%
             REPURCHASE AGREEMENT -- 7.3%
$80,624,000  Interest in $2,066,447,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $80,668,330
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................  $   80,624,000
                                                       --------------
             Total short-term securities.............  $   80,624,000
                                                       --------------


DIVERSIFICATION OF NET ASSETS:
Total common stocks
 (cost $892,170,011)....................   91.4% $1,005,545,786
Total short-term securities
 (cost $80,624,000).....................    7.3     80,624,000
                                          -----  -------------
Total investment in securities
 (total cost $972,794,011)..............   98.7  1,086,169,786
Cash, receivables and other assets......    3.6     39,531,670
Securities lending collateral...........   18.2    199,894,731
Payable for securities purchased........   (2.2)   (24,290,926)
Payable for fund shares redeemed........   (0.1)      (544,307)
Securities lending collateral payable to
 brokers................................  (18.2)  (199,894,731)
Other liabilities.......................   (0.0)        (1,807)
                                          -----  -------------
Net assets..............................  100.0% $1,100,864,416
                                          =====  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,500,000,000 shares authorized; 547,503,658
 shares outstanding............................  $  54,750,366
Capital surplus................................    844,745,938
Accumulated net investment loss................     (1,029,598)
Accumulated undistributed net realized gain on
 investments...................................     89,018,325
Unrealized appreciation of investments.........    113,375,766
Unrealized appreciation of forward foreign
 currency contracts (See Note 2)w..............         17,873
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............        (14,254)
                                                 -------------
Net assets.....................................  $1,100,864,416
                                                 =============

Class IA
Net asset value per share
 ($1,073,047,826  DIVIDED BY 533,648,115 shares
 outstanding) (1,125,000,000 shares authorized).......  $2.01
                                                        ====
Class IB
Net asset value per share ($27,816,590  DIVIDED BY
 13,855,543 shares outstanding) (375,000,000 shares
 authorized)..........................................  $2.01
                                                        ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $801,476 or 0.1% of net assets.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                           TOTAL       CONTRACT   DELIVERY    UNREALIZED
DESCRIPTION             MARKET VALUE    AMOUNT      DATE     APPRECIATION
-----------             ------------   --------   --------   -------------
EURO (Buy)                $335,774     $334,475   07/03/00      $ 1,299
EURO (Buy)                 756,949     740,375    07/03/00       16,574
                                                                -------
                                                                $17,873
                                                                =======

_____________________________________ MF-5 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 89.3%
              APPAREL & TEXTILE -- 0.4%
     374,200  Gucci Group NV..........................  $   35,455,450
                                                        --------------
              BUSINESS SERVICES -- 2.6%
  *1,390,750  Concord EFS, Inc........................      36,159,500
    *985,000  Critical Path, Inc......................      57,437,813
    *821,200  eBay, Inc...............................      44,601,425
   2,550,000  Manpower, Inc...........................      81,600,000
  *1,500,000  United Rentals (North America), Inc.....      25,687,500
                                                        --------------
                                                           245,486,238
                                                        --------------
              CHEMICALS -- 3.6%
   2,589,300  Dow Chemical Co. (The)..................      78,164,494
   5,100,000  Pharmacia Corp..........................     263,606,250
                                                        --------------
                                                           341,770,744
                                                        --------------
              COMMUNICATIONS -- 6.4%
  *2,000,000  American Tower Corp., Class A...........      83,375,000
   1,300,000  AT&T Corp...............................      41,112,500
   2,225,600  Broadwing, Inc..........................      57,726,500
    *825,000  Crown Castle International Corp.........      30,112,500
  *2,534,800  Global Crossing Ltd.....................      66,696,923
  *2,000,000  Intermedia Communications, Inc..........      59,500,000
  *1,617,500  Phone.com, Inc..........................     105,339,688
   4,000,000  Portugal Telecom S.A. ADR...............      45,000,000
  *1,000,000  Teligent, Inc., Class A.................      23,625,000
  *1,900,000  Worldcom, Inc...........................      87,162,500
                                                        --------------
                                                           599,650,611
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 3.6%
    *900,000  Cisco Systems, Inc......................      57,206,250
  *3,000,000  Maxtor Corp.............................      31,687,500
  *2,500,000  Solectron Corp..........................     104,687,500
   2,700,000  Symbol Technologies, Inc................     145,800,000
                                                        --------------
                                                           339,381,250
                                                        --------------
              CONSUMER DURABLES -- 0.5%
   1,650,000  Grainger (W.W.), Inc....................      50,840,625
                                                        --------------
              CONSUMER NON-DURABLES -- 3.0%
   4,100,000  McKesson HBOC, Inc......................      85,843,750
   2,314,100  Procter & Gamble Co. (The)..............     132,482,225
  *5,100,000  Smurfit-Stone Container Corp............      65,662,500
                                                        --------------
                                                           283,988,475
                                                        --------------
              DRUGS -- 5.6%
   1,600,000  American Home Products Corp.............      94,000,000
   2,865,700  AstraZeneca Group PLC...................     133,882,428
      37,000  Fujisawa Pharmaceutical Co..............       1,500,262
  *2,000,000  Genzyme Corp............................     118,875,000
    *990,000  Gilead Sciences, Inc....................      70,413,750
  *2,130,800  Immunex Corp............................     105,341,425
                                                        --------------
                                                           524,012,865
                                                        --------------
              ELECTRICAL EQUIPMENT -- 1.2%
  *1,500,000  Credence Systems Corp...................      82,781,250
    *934,900  Ionics, Inc.............................      28,631,313
                                                        --------------
                                                           111,412,563
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              ELECTRONICS -- 8.5%
  *1,700,000  Analog Devices, Inc.....................  $  129,200,000
    *843,600  JDS Uniphase Corp.......................     101,126,550
   3,600,000  Koninklijke Philips Electronics N.V.
               ADR, NY Shares.........................     171,000,000
  *2,350,000  Micron Technology, Inc..................     206,946,875
     136,670  Samsung Electronics.....................      45,230,280
     550,000  Siemens AG..............................      82,668,715
  *1,600,000  UCAR International, Inc.................      20,900,000
  *1,216,300  Vishay Intertechnology, Inc.............      46,143,381
                                                        --------------
                                                           803,215,801
                                                        --------------
              ENERGY & SERVICES -- 5.0%
   1,765,600  Exxon Mobil Corp........................     138,599,600
    *541,800  R&B Falcon Corp.........................      12,766,163
   1,094,500  Repsol YPF S.A. ADR.....................      21,684,781
   6,200,000  Suncor Energy, Inc......................     144,537,500
   1,691,570  Transocean Sedco Forex, Inc.............      90,393,272
   2,891,300  Union Pacific Resources Group, Inc......      63,608,600
                                                        --------------
                                                           471,589,916
                                                        --------------
              FINANCIAL SERVICES -- 9.5%
   3,564,200  Ace Ltd.................................      99,797,600
   1,500,000  Bank One Corp...........................      39,843,750
   1,573,900  Citigroup, Inc..........................      94,827,475
   1,436,440  Fleet Boston Financial Corp.............      48,838,960
   2,900,000  Heller Financial, Inc., Class A.........      59,450,000
   1,065,500  Legg Mason, Inc.........................      53,275,000
     900,000  Marsh & McLennan Cos., Inc..............      93,993,750
   2,200,000  MBIA, Inc...............................     106,012,500
  *2,645,900  MetLife, Inc............................      55,729,269
   1,700,000  Morgan Stanley Dean Witter & Co.........     141,525,000
   1,300,000  UnitedHealth Group, Inc.................     111,475,000
                                                        --------------
                                                           904,768,304
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 2.0%
   1,905,000  Philip Morris Co., Inc..................      50,601,563
     963,000  Reynolds (R.J) Tobacco Holdings, Inc....      26,903,813
   5,584,800  Sara Lee Corp...........................     107,856,450
                                                        --------------
                                                           185,361,826
                                                        --------------
              HEALTH SERVICES -- 0.7%
   2,100,000  HCA Healthcare Corp.....................      63,787,500
                                                        --------------
              HOTELS & GAMING -- 0.7%
   2,028,100  Starwood Hotels & Resorts
               Worldwide, Inc.........................      66,040,006
                                                        --------------
              MACHINERY -- 0.3%
  *2,000,000  Terex Corp..............................      28,250,000
                                                        --------------
              MEDIA & ENTERTAINMENT -- 4.5%
  *1,000,000  AMFM, Inc...............................      69,000,000
  *1,084,300  AT&T - Liberty Media Group, Class A.....      26,294,275
   3,000,000  Dai Nippon Printing Co., Ltd............      52,995,465
  *4,084,300  Rogers Communications, Inc., Class B....     116,402,550
     900,000  Seagram Company Ltd. (The)..............      52,200,000
  *1,251,200  SFX Entertainment, Inc., Class A........      56,695,000
  *1,600,000  TV Guide, Inc...........................      54,800,000
                                                        --------------
                                                           428,387,290
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-6 _____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              MEDICAL INSTRUMENTS &
              SUPPLIES -- 2.5%
     910,200  Bausch & Lomb, Inc......................  $   70,426,725
   4,500,000  Becton, Dickinson & Co..................     129,093,750
  *1,500,000  Boston Scientific Corp..................      32,906,250
                                                        --------------
                                                           232,426,725
                                                        --------------
              METALS, MINERALS &
              MINING -- 3.1%
   2,785,900  Alcan Aluminum Ltd......................      86,362,900
   2,501,000  AngloGold Ltd. ADR......................      51,426,813
   1,500,000  Engelhard Corp..........................      25,593,750
  *4,600,000  Freeport-McMoRan Copper & Gold, Inc.,
               Class B................................      42,550,000
   2,204,800  General Cable Corp......................      17,914,000
   1,550,200  Precision Castparts Corp................      70,146,550
                                                        --------------
                                                           293,994,013
                                                        --------------
              REAL ESTATE -- 1.1%
  *1,315,000  Beacon Capital Partners, Inc. (REIT)....      17,095,000
   1,000,000  Boston Properties, Inc. (REIT)..........      38,625,000
  *2,794,400  Security Capital Group, Inc.,
               Class B................................      47,504,800
                                                        --------------
                                                           103,224,800
                                                        --------------
              RESEARCH & TESTING
              FACILITIES -- 0.2%
  *1,633,300  Quintiles Transnational Corp............      23,070,363
                                                        --------------
              RETAIL -- 0.8%
  *1,500,000  Cheesecake Factory, Inc. (The)..........      41,250,000
   1,853,190  Hennes & Mauritz AB.....................      38,877,853
                                                        --------------
                                                            80,127,853
                                                        --------------
              RUBBER & PLASTICS PRODUCTS -- 0.3%
     711,500  NIKE, Inc., Class B.....................      28,326,594
                                                        --------------
              SOFTWARE & SERVICES -- 14.5%
  *2,400,000  3Com Corp...............................     138,300,000
  *1,850,000  America Online, Inc.....................      97,587,500
  *1,476,400  Avant! Corp.............................      27,659,431
  *1,800,000  BMC Software, Inc.......................      65,671,875
  *2,500,000  Cabletron Systems, Inc..................      63,125,000
  *1,589,200  China Unicom Ltd. ADR...................      33,770,500
  *1,055,000  Cognex Corp.............................      54,596,250
  *2,000,000  Cognos, Inc.............................      82,750,000
   1,200,300  Comdisco, Inc...........................      26,781,694
     765,400  Electronic Data Systems Corp............      31,572,750
   2,300,000  First Data Corp.........................     114,137,500
    *350,000  Genuity, Inc............................       3,204,688
    *420,000  Healtheon/WebMD Corp....................       6,221,250
    *799,100  Intuit, Inc.............................      33,062,763
  *1,300,000  LookSmart, Ltd..........................      24,050,000
  *1,900,000  Rational Software Corp..................     176,581,250
  *1,476,400  VeriSign, Inc...........................     260,584,600
  *2,599,400  Vignette Corp...........................     135,209,412
                                                        --------------
                                                         1,374,866,463
                                                        --------------
              TRANSPORTATION -- 3.5%
  *2,633,000  AMR Corp................................      69,609,938
   1,600,000  Canadian Pacific Ltd....................      41,900,000
   3,000,000  Delphi Automotive Systems Corp..........      43,687,500
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            TRANSPORTATION -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   1,781,200  Northrop Grumman Corp...................  $  118,004,500
   1,140,000  USFreightways Corp......................      28,001,250
   2,154,000  Werner Enterprises, Inc.................      24,905,625
                                                        --------------
                                                           326,108,813
                                                        --------------
              UTILITIES -- 5.1%
  *5,325,900  Calpine Corp............................     350,177,925
   2,091,900  CMS Energy Corp.........................      46,283,288
   4,200,000  Waste Management, Inc...................      79,800,000
                                                        --------------
                                                           476,261,213
                                                        --------------
              Total common stocks.....................  $8,421,806,301
                                                        ==============
CONVERTIBLE PREFERRED STOCKS -- 0.1%
              HOTELS & GAMING -- 0.1%
     -62,427  Wyndham International, Inc., Class B....  $    6,116,315
                                                        --------------
              Total convertible preferred stocks......  $    6,116,315
                                                        ==============
VOTING TRUSTS -- 0.0%
              COMMUNICATIONS -- 0.0%
   *-234,525  Cypress Communications, Inc.............  $    1,530,273
                                                        --------------
              SOFTWARE & SERVICES -- 0.0%
    *-72,315  Internap Network Services Corp..........       2,701,978
                                                        --------------
              Total voting trusts.....................  $    4,232,251
                                                        ==============
                              PRINCIPAL
                                AMOUNT
----------------------------------------------------------------------
SHORT-TERM SECURITIES -- 9.3%
              REPURCHASE AGREEMENT -- 9.3%
$879,472,000  Interest in $2,066,447,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.598% due 07/03/00;
              maturity amount $879,955,570
              (Collateralized by $125,835,832 U.S.
              Treasury Notes 5.50% - 7.875% due
              08/31/01 - 11/15/04, $1,943,730,718 U.S.
              Treasury Bonds 5.25% - 10.625% due
              08/15/15 - 02/15/29)....................  $  879,472,000
                                                        --------------
              Total short-term securities.............  $  879,472,000
                                                        ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,784,936,353)....    89.3%  $8,421,806,301
Total convertible preferred stocks (cost
 $5,711,961).................................     0.1       6,116,315
Total voting trusts (cost $1,432,036)........     0.0       4,232,251
Total short-term securities (cost
 $879,472,000)...............................     9.3     879,472,000
                                               ------   -------------
Total investment in securities (total cost
 $7,671,552,350).............................    98.7   9,311,626,867
Cash, receivables and other assets...........     2.3     219,181,562
Securities lending collateral................     8.4     790,421,193
Payable for securities purchased.............    (1.0)    (99,323,694)
Payable for fund shares redeemed.............    (0.0)     (1,679,031)
Securities lending collateral payable to
 brokers.....................................    (8.4)   (790,421,193)
Other liabilities............................    (0.0)       (301,766)
                                               ------   -------------
Net assets...................................   100.0%  $9,429,503,938
                                               ======   =============

_____________________________________ MF-7 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,587,054,220
 shares outstanding.................................   $ 158,705,422
Capital surplus.....................................   6,086,243,577
Accumulated undistributed net investment income.....      28,097,122
Accumulated undistributed net realized gain on
 investments........................................   1,516,523,055
Unrealized appreciation of investments..............   1,640,075,682
Unrealized appreciation of forward foreign currency
 contracts (See Note 2)w............................          28,861
Unrealized depreciation of other assets and
 liabilities in foreign currencies..................        (169,781)
                                                       -------------
Net assets..........................................   $9,429,503,938
                                                       =============

Class IA
Net asset value per share ($9,370,818,719  DIVIDED BY
 1,577,172,355 shares outstanding) (2,250,000,000 shares
 authorized)..................................................  $5.94
                                                                ====
Class IB
Net asset value per share ($58,685,219  DIVIDED BY 9,881,865 shares outstanding) (750,000,000 shares authorized)..........  $5.94
                                                                ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $10,348,566 or 0.1% of net assets.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
Japanese Yen (Sell)      $4,038,913    $4,072,497   07/05/00      $ 33,584
Japanese Yen (Sell)       7,101,489     7,083,012   07/05/00       (18,477)
Japanese Yen (Sell)       5,961,935     5,975,689   07/03/00        13,754
                                                                  --------
                                                                  $ 28,861
                                                                  ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-8 _____________________________________

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 98.6%
             AEROSPACE & DEFENSE -- 0.8%
   *280,100  SCI Systems, Inc........................  $   10,976,419
                                                       --------------
             APPAREL & TEXTILE -- 0.3%
    121,100  Liz Claiborne, Inc......................       4,268,775
                                                       --------------
             BUSINESS SERVICES -- 6.4%
    167,700  Cintas Corp.............................       6,152,494
   *409,300  Convergys Corp..........................      21,232,438
    *83,800  Critical Path, Inc......................       4,886,588
   *476,050  Iron Mountain, Inc......................      16,185,700
   *185,600  Lamar Advertising Co., Class A..........       8,038,800
    899,500  Manpower, Inc...........................      28,784,000
                                                       --------------
                                                           85,280,020
                                                       --------------
             CHEMICALS -- 0.9%
    251,900  Eastman Chemical Co.....................      12,028,225
                                                       --------------
             COMMUNICATIONS -- 7.3%
   *830,200  American Tower Corp., Class A...........      34,608,963
    *58,600  Crown Castle International Corp.........       2,138,900
 *1,017,900  McLeodUSA, Inc., Class A................      21,057,806
   *440,900  Nextel Partners, Inc....................      14,356,806
   *197,200  RCN Corp................................       5,003,950
   *251,000  TeleCorp PCS, Inc.......................      10,118,438
   *181,800  Western Wireless Corp., Class A.........       9,908,100
                                                       --------------
                                                           97,192,963
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 2.1%
   *320,300  Handspring, Inc.........................       8,648,100
   *404,100  Jabil Circuit, Inc......................      20,053,463
                                                       --------------
                                                           28,701,563
                                                       --------------
             CONSUMER DURABLES -- 1.1%
    545,900  Herman Miller, Inc......................      14,125,163
                                                       --------------
             CONSUMER NON-DURABLES -- 0.8%
    536,000  McKesson HBOC, Inc......................      11,222,500
                                                       --------------
             DRUGS -- 5.2%
   *173,200  Forest Laboratories, Inc................      17,493,200
   *214,200  Gilead Sciences, Inc....................      15,234,975
   *102,900  IDEC Pharmaceuticals Corp...............      12,071,456
   *503,100  Immunex Corp............................      24,872,006
                                                       --------------
                                                           69,671,637
                                                       --------------
             EDUCATION -- 0.9%
   *465,800  DeVry, Inc..............................      12,314,588
                                                       --------------
             ELECTRICAL EQUIPMENT -- 5.2%
    259,500  Danaher Corp............................      12,829,031
    211,900  Tektronix, Inc..........................      15,680,600
   *177,400  Teradyne, Inc...........................      13,038,900
   *125,100  Waters Corp.............................      15,614,041
    268,000  White Electronic Designs Corp...........      11,825,500
                                                       --------------
                                                           68,988,072
                                                       --------------
             ELECTRONICS -- 8.1%
   *176,820  Analog Devices, Inc.....................      13,438,320
   *360,000  Flextronics International Ltd...........      24,727,500
    *93,200  Lattice Semiconductor Corp..............       6,442,450
     70,900  Molex, Inc., Class A....................       2,481,500
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           ELECTRONICS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
   *271,000  Novellus Systems, Inc...................  $   15,328,438
    *85,600  Rambus, Inc.............................       8,816,800
   *348,200  Sanmina Corp............................      29,771,100
    *98,700  Vitesse Semiconductor Corp..............       7,260,619
                                                       --------------
                                                          108,266,727
                                                       --------------
             ENERGY & SERVICES -- 8.5%
    432,900  Anadarko Petroleum Corp.................      21,347,381
   *456,400  Global Marine, Inc......................      12,864,775
   *224,200  Nabors Industries, Inc..................       9,318,313
 *1,223,800  R&B Falcon Corp.........................      28,835,781
    625,900  Suncor Energy, Inc......................      14,591,294
    495,700  Transocean Sedco Forex, Inc.............      26,488,969
                                                       --------------
                                                          113,446,513
                                                       --------------
             FINANCIAL SERVICES -- 5.8%
  1,056,900  Ace Ltd.................................      29,593,200
    247,096  Legg Mason, Inc.........................      12,354,800
    284,000  MBIA, Inc...............................      13,685,250
    204,100  State Street Corp.......................      21,647,356
                                                       --------------
                                                           77,280,606
                                                       --------------
             FOREST & PAPER PRODUCTS -- 1.0%
  1,418,500  Abitibi-Consolidated, Inc...............      13,298,438
                                                       --------------
             HEALTH SERVICES -- 3.2%
 *1,008,500  Health Management Associates, Inc.,           13,173,531
              Class A................................
   *108,100  Human Genome Sciences, Inc..............      14,417,838
   *565,300  Tenet Healthcare Corp...................      15,263,100
                                                       --------------
                                                           42,854,469
                                                       --------------
             HOTELS & GAMING -- 0.9%
    361,400  Starwood Hotels & Resorts                     11,768,088
              Worldwide, Inc.........................
                                                       --------------
             MACHINERY -- 2.0%
   *258,700  Grant Prideco, Inc......................       6,467,500
     60,300  Harris Corp.............................       1,974,825
   *310,000  Lam Research Corp.......................      11,625,000
    *85,800  Smith International, Inc................       6,247,313
                                                       --------------
                                                           26,314,638
                                                       --------------
             MEDIA & ENTERTAINMENT -- 4.9%
   *343,000  Adelphia Communications Corp.,                16,078,125
              Class A................................
   *152,500  Allegiance Telecom, Inc.................       9,760,000
    370,400  Pegasus Communications Corp., Class A..       18,172,750
    289,800  Scripps (E.W.) Co. (The), Class A.......      14,272,650
    *69,700  Univision Communications, Inc.,                7,213,950
              Class A................................
                                                       --------------
                                                           65,497,475
                                                       --------------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 3.2%
    227,600  Becton, Dickinson & Co..................       6,529,275
    567,700  Biomet, Inc.............................      21,820,969
   *319,600  St. Jude Medical, Inc...................      14,661,650
                                                       --------------
                                                           43,011,894
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-9 _____________________________________

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
             METALS, MINERALS & MINING -- 0.9%
    279,000  Vulcan Materials Co.....................  $   11,909,813
                                                       --------------
             RESEARCH & TESTING FACILITIES -- 1.2%
   *209,200  Quest Diagnostics, Inc..................      15,637,700
                                                       --------------
             RETAIL -- 6.8%
  1,617,568  Dollar General Corp.....................      31,542,576
    556,700  Family Dollar Stores, Inc...............      10,890,444
  1,105,040  Intimate Brands, Inc., Class A..........      21,824,540
    351,100  RadioShack Corp.........................      16,633,363
   *272,300  Starbucks Corp..........................      10,398,456
                                                       --------------
                                                           91,289,379
                                                       --------------
             RUBBER & PLASTICS PRODUCTS -- 1.9%
   *356,600  Sealed Air Corp.........................      18,676,925
   *160,700  Weatherford International, Inc..........       6,397,869
                                                       --------------
                                                           25,074,794
                                                       --------------
             SOFTWARE & SERVICES -- 16.1%
   *264,900  Affiliated Computer Services, Inc.,            8,758,256
              Class A................................
 *1,080,200  Cabletron Systems, Inc..................      27,275,050
 *1,160,700  Cadence Design Systems, Inc.............      23,649,263
 *1,318,910  Ceridian Corp...........................      31,736,272
 *1,379,000  Gartner Group, Inc., Class A............      16,548,000
   *220,400  HomeStore.com, Inc......................       6,432,925
   *444,200  Intuit, Inc.............................      18,378,775
   *363,800  Keane, Inc..............................       7,867,175
    *52,100  Macromedia, Inc.........................       5,037,419
   *331,700  Rational Software Corp..................      30,827,369
   *126,840  VeriSign, Inc...........................      22,387,260
   *299,300  Vignette Corp...........................      15,568,277
                                                       --------------
                                                          214,466,041
                                                       --------------
             TRANSPORTATION -- 2.3%
   *336,000  Ryanair Holdings PLC ADR................      12,264,000
    991,127  Southwest Airlines Co...................      18,769,468
                                                       --------------
                                                           31,033,468
                                                       --------------
             UTILITIES -- 0.8%
   *171,200  Calpine Corp............................      11,256,400
                                                       --------------
             Total common stocks.....................  $1,317,176,368
                                                       ==============
                              PRINCIPAL
                               AMOUNT
---------------------------------------------------------------------
SHORT-TERM SECURITIES -- 3.0%
             REPURCHASE AGREEMENT -- 3.0%
$39,950,000  Interest in $2,066,447,000 joint          $   39,950,000
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $39,971,966
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................
                                                       --------------
             Total short-term securities.............  $   39,950,000
                                                       ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,158,647,824)........................    98.6% $1,317,176,368
Total short-term securities (cost
 $39,950,000)...........................     3.0     39,950,000
                                          ------  -------------
Total investment in securities (total
 cost $1,198,597,824)...................   101.6  1,357,126,368
Cash, receivables and other assets......     0.7      9,789,643
Securities lending collateral...........    25.3    338,262,039
Payable for securities purchased........    (2.3)   (30,959,053)
Payable for fund shares redeemed........    (0.0)      (138,148)
Securities lending collateral payable to
 brokers................................   (25.3)  (338,262,039)
Other liabilities.......................    (0.0)       (28,712)
                                          ------  -------------
Net assets..............................   100.0% $1,335,790,098
                                          ======  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per
 share; 2,000,000,000 shares authorized;
 562,307,024 shares outstanding.........          $  56,230,702
Capital surplus.........................          1,006,306,941
Accumulated net investment loss.........             (1,047,402)
Accumulated undistributed net realized
 gain on investments....................            115,771,313
Unrealized appreciation of
 investments............................            158,528,544
                                                  -------------
Net assets..............................          $1,335,790,098
                                                  =============

Class IA
  Net asset value per share
   ($1,325,025,406  DIVIDED BY
   557,770,343 shares outstanding)
   (1,500,000,000 shares authorized)....          $2.38
                                                  ====
Class IB
  Net asset value per share
   ($10,764,692  DIVIDED BY 4,536,681
   shares outstanding) (500,000,000
   shares authorized)...................          $2.37
                                                  ====

  *  Non-income producing during the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-10 ____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 91.8%
              AUSTRALIA -- 1.0%
     300,900  News Corp., Ltd. ADR (Media &
               Entertainment).........................  $   16,399,050
                                                        --------------
              BELGIUM -- 1.0%
      13,000  Compagnie Luxembourgeoise pour
               l'Audio-Visuel et la Finance
               (Audiofina) (Media & Entertainment)....       1,682,324
     303,600  Lernout & Hauspie Speech Products N.V.
               (Electronics)..........................      13,377,375
                                                        --------------
                                                            15,059,699
                                                        --------------
              CANADA -- 2.0%
     382,000  Alcan Aluminum Ltd. (Metals, Minerals &
               Mining)................................      11,859,591
      39,000  Nortel Networks Corp.
               (Communications).......................       2,703,234
     240,600  Nortel Networks Holdings Corp.
               (Communications).......................      16,420,950
                                                        --------------
                                                            30,983,775
                                                        --------------
              CHINA -- 1.3%
      32,700  China Mobile (Hong Kong) Ltd.
               (Communications).......................       5,814,469
     367,300  China Unicom Ltd. ADR (Software &
               Services)..............................       7,805,125
     311,500  PetroChina Co., Ltd. (Energy &
               Services)..............................       6,522,031
                                                        --------------
                                                            20,141,625
                                                        --------------
              FINLAND -- 2.2%
     521,588  Nokia Oyj (Communications)..............      26,724,386
     291,934  UPM-Kymmene Group (Forest & Paper
               Products)..............................       7,275,963
                                                        --------------
                                                            34,000,349
                                                        --------------
              FRANCE -- 13.0%
      93,940  Air Liquids S.A. (Chemicals)............      12,300,810
     314,300  Alcatel (Communications)................      20,698,247
     478,592  Aventis S.A. (Drugs)....................      35,073,198
     134,300  AXA (Financial Services)................      21,241,853
     172,871  BNP Paribas (Financial Services)........      16,703,794
      34,852  Canal Plus (Media & Entertainment)......       5,879,939
      32,200  Castorama Dubois Investissement S.A.
               (Retail)...............................       7,994,441
      47,600  France Telecom S.A. (Communications)....       6,680,062
      10,100  L'Oreal (Consumer Non-Durables).........       8,781,346
      89,600  Pinault-Printemps - Redoute S.A.
               (Retail)...............................      19,986,504
      33,796  Thomson Multimedia (Media &
               Entertainment).........................       2,196,481
     228,930  Total Fina S.A., B Shares (Energy &
               Services)..............................      35,243,635
     135,600  Vivendi S.A. (Media & Entertainment)....      12,017,083
                                                        --------------
                                                           204,797,393
                                                        --------------
              GERMANY -- 6.8%
     363,369  BASF AG (Chemicals).....................      14,803,665
     368,000  Bayerische Motoren Werke (BMW) AG
               (Transportation).......................      11,253,068
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            GERMANY -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     158,000  Deutsche Bank AG (Financial Services)...  $   13,260,066
      89,700  Infineon Technologies AG (Software &
               Services)..............................       7,343,156
     163,192  Linde AG (Machinery)....................       6,617,161
     340,600  RWE AG (Utilities)......................      11,606,912
      15,234  SAP AG (Software & Services)............       2,859,296
     265,491  Siemens AG (Electronics)................      39,905,091
                                                        --------------
                                                           107,648,415
                                                        --------------
              HONG KONG -- 1.6%
   1,099,000  Cheung Kong (Holdings) Ltd. (Real
               Estate)................................      12,160,147
   3,240,000  Hong Kong Telecommunications
               (Communications).......................       7,128,385
     825,000  Sun Hung Kai Properties (Real Estate)...       5,926,851
                                                        --------------
                                                            25,215,383
                                                        --------------
              INDIA -- 0.6%
     222,900  ICICI Ltd. (Financial Services).........       4,179,375
    -304,700  Videsh Sanchar Nigam Ltd.
               (Communications).......................       4,760,938
                                                        --------------
                                                             8,940,313
                                                        --------------
              IRELAND -- 0.3%
     593,944  Allied Irish Banks PLC (Financial
               Services)..............................       5,351,873
                                                        --------------
              ITALY -- 3.1%
     491,570  Mediaset S.p.A. (Media &
               Entertainment).........................       7,539,418
     822,800  San Paolo - IMI S.p.A. (Financial
               Services)..............................      14,662,435
   1,788,600  Telecom Italia Mobile S.p.A.
               (Communications).......................      18,345,495
     570,700  Telecom Italia S.p.A. (Communications)..       7,877,761
                                                        --------------
                                                            48,425,109
                                                        --------------
              JAPAN -- 18.7%
   1,070,000  Asahi Glass Co., Ltd. (Consumer
               Durables)..............................      11,984,234
     260,000  Canon, Inc. (Computers & Office
               Equipment).............................      12,975,241
     652,000  Dai Nippon Printing Co., Ltd. (Media &
               Entertainment).........................      11,517,681
     453,000  Fujisawa Pharmaceutical Co. (Drugs).....      18,368,075
     178,000  Hoya Corp. (Medical Instruments &
               Supplies)..............................      15,982,750
     170,500  Matsumotokiyoshi Co., Ltd. (Retail).....      17,919,972
      54,000  Matsushita Communication Industrial Co.,
               Ltd. (Communications)..................       6,318,625
     504,000  Minebea Co., Ltd. (Electronics).........       6,335,638
     769,000  Mitsubishi Electric Corp.
               (Electronics)..........................       8,344,040
      33,000  Murata Manufacturing Co., Ltd.
               (Electronics)..........................       4,747,191
     586,000  NEC Corp. (Electronics).................      18,443,783
     843,000  Nikko Securities Co., Ltd. (Financial
               Services)..............................       8,366,138
       1,588  Nippon Telegraph & Telephone Corp.
               (Communications).......................      21,163,026

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-11 ____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
         276  NTT Mobile Communication Network, Inc.
               (Media & Entertainment)................  $    7,486,850
     540,000  Omron Corp. (Electrical Equipment)......      14,699,224
     122,900  Promise Co., Ltd. (Financial Services)..       9,734,285
     832,000  Ricoh Co., Ltd. (Media &
               Entertainment).........................      17,654,191
      78,400  Softbank Corp. (Software & Services)....      10,670,548
      97,900  Sony Corp. (Media & Entertainment)......       9,160,645
     343,000  Takeda Chemical Industries Ltd.
               (Drugs)................................      22,563,762
   1,050,000  Tokyo Style Co., Ltd. (Apparel &
               Textile)...............................       9,924,244
   1,394,000  Toshiba Corp. (Computers & Office
               Equipment).............................      15,771,212
     102,100  Uni-Charm Corp. (Consumer Non-
               Durables)..............................       6,195,394
     174,000  Yamanouchi Pharmaceuticals Co., Ltd.
               (Drugs)................................       9,522,171
                                                        --------------
                                                           295,848,920
                                                        --------------
              MEXICO -- 1.2%
   4,744,200  Cifra S.A. de CV (Retail)...............      11,133,694
     158,300  Fomento Economico Mexicano S.A. de C.V.
               (Food, Beverage & Tobacco).............       6,816,794
      95,800  Grupo Financiero - Banacci (Financial
               Services)..............................         408,770
                                                        --------------
                                                            18,359,258
                                                        --------------
              NETHERLANDS -- 6.6%
     409,500  Aegon N.V. (Financial Services).........      14,630,048
      43,229  Heineken N.V. (Food, Beverage &
               Tobacco)...............................       2,641,726
     258,657  ING Groep N.V. (Financial Services).....      17,554,559
      99,200  Koninklijke KPN N.V. (Communications)...       4,455,062
     525,204  Koninklijke Philips Electronics N.V.
               (Electronics)..........................      24,870,666
      59,800  Royal Dutch Petroleum Co. (NY)
               (Energy & Services)....................       3,681,438
     422,200  Royal Dutch Petroleum Co. (Energy &
               Services)..............................      26,347,030
      95,900  STMicroelectronics N.V. (Electronics)...       6,067,293
     150,000  United Pan-Europe Communications N.V.
               (Media & Entertainment)................       4,050,000
                                                        --------------
                                                           104,297,822
                                                        --------------
              SINGAPORE -- 0.6%
     894,600  Overseas-Chinese Banking Corp., Ltd.
               (Financial Services)...................       6,157,244
     722,886  Overseas Union Bank Ltd. (Financial
               Services)..............................       2,801,271
                                                        --------------
                                                             8,958,515
                                                        --------------
              SOUTH KOREA -- 2.0%
      53,160  Korea Telecom Corp. (Communications)....       4,681,944
      82,520  Korea Telecom Corp. ADR
               (Communications).......................       3,991,905
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            SOUTH KOREA -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      68,410  Samsung Electronics (Electronics).......  $   22,639,961
                                                        --------------
                                                            31,313,810
                                                        --------------
              SPAIN -- 5.6%
     353,500  Banco Popular Espanol S.A. (Financial
               Services)..............................      10,979,103
   1,972,400  Banco Santander Central Hispano S.A.
               (Financial Services)...................      20,892,466
     999,100  Endesa S.A. (Utilities).................      19,432,266
     150,900  Endesa S.A. ADR (Utilities).............       2,942,550
     -35,961  Groupo Prisa S.A. (Media &
               Entertainment).........................         837,665
     671,400  Repsol YPF S.A. (Energy & Services).....      13,418,990
     317,640  Telefonica S.A. (Communications)........      20,348,813
                                                        --------------
                                                            88,851,853
                                                        --------------
              SWEDEN -- 2.5%
   1,955,520  Skandinaviska Enskilda, Class A
               (Financial Services)...................      23,299,310
     811,440  Telefonaktiebolaet LM Ericsson AB
               (Communications).......................      16,144,193
                                                        --------------
                                                            39,443,503
                                                        --------------
              SWITZERLAND -- 3.1%
       4,840  Holderbank Financiere Glarus AG (Bearer)
               (Consumer Durables)....................       5,953,022
      17,879  Nestle S.A. (Food, Beverage &
               Tobacco)...............................      35,899,509
       4,900  Novartis AG (Drugs).....................       7,786,651
                                                        --------------
                                                            49,639,182
                                                        --------------
              THAILAND -- 0.4%
     115,500  Siam Cement Co. (Consumer Durables).....       2,167,260
   5,249,567  Siam Commercial Bank (Financial
               Services)..............................         615,479
   3,303,400  Thai Farmers Bank (Financial Services)..       2,779,241
                                                        --------------
                                                             5,561,980
                                                        --------------
              UNITED KINGDOM -- 18.1%
     984,800  Abbey National PLC (Financial
               Services)..............................      11,778,014
     549,300  AstraZeneca Group PLC ADR (Drugs).......      25,662,706
     587,000  Barclays PLC (Financial Services).......      14,574,004
   3,233,122  BP Amoco PLC (Energy & Services)........      31,031,894
   3,248,311  British Airways PLC (Transportation)....      18,699,232
   1,572,300  British American Tobacco PLC (Food,
               Beverage & Tobacco)....................      10,520,942
   1,045,827  Cable & Wireless PLC (Utilities)........      17,764,363
     374,779  COLT Telecom Group PLC
               (Communications).......................      12,453,938
     371,000  III Group PLC (Financial Services)......       7,616,063
   2,303,000  Invensys PLC (Electrical Equipment).....       8,637,828
     402,672  Lloyds TSB Group PLC (Financial
               Services)..............................       3,816,126
     752,500  Marconi PLC (Communications)............       9,780,110
   1,091,946  Prudential Corp. PLC (Financial
               Services)..............................      16,001,970
     825,045  Psion PLC GBP (Software & Services).....       7,950,107

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-12 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   4,005,500  Smith & Nephew PLC ADR (Medical
               Instruments & Supplies)................  $   14,553,415
     455,700  SmithKline Beecham PLC (Drugs)..........       5,988,192
     176,000  SmithKline Beecham PLC ADR, Class A
               (Drugs)................................      11,473,000
   1,317,370  Standard Chartered PLC (Financial
               Services)..............................      16,383,711
   1,699,700  Tomkins PLC (Food, Beverage &
               Tobacco)...............................       5,480,861
   7,687,555  Vodafone AirTouch PLC
               (Communications).......................      31,190,331
     789,400  Williams PLC (Business Services)........       4,571,150
                                                        --------------
                                                           285,927,957
                                                        --------------
              UNITED STATES OF AMERICA -- 0.3%
      85,100  Telefonos de Mexico S.A. ADR
               (Communications).......................       4,861,338
                                                        --------------
              Total common stocks.....................  $1,450,027,122
                                                        ==============
 PRINCIPAL
   AMOUNT
------------
FOREIGN/YANKEE BONDS & NOTES -- 2.4%
              FOREIGN GOVERNMENTS -- 2.4%
$ 39,210,000  Bundesschatzanweisungen
               3.25% due 09/15/00.....................  $   37,482,912
                                                        --------------
              Total foreign/yankee bonds & notes......  $   37,482,912
                                                        ==============
SHORT-TERM SECURITIES -- 6.5%
              REPURCHASE AGREEMENT -- 6.5%
$102,711,000  Interest in $2,066,447,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.598% due 07/03/00;
              maturity amount $102,767,475
              (Collateralized by $125,835,832 U.S.
              Treasury Notes 5.50% - 7.875% due
              08/31/01 - 11/15/04, $1,943,730,718
              U.S.Treasury Bonds 5.25% - 10.625% due
              08/15/15 - 02/15/29)....................  $  102,711,000
                                                        --------------
              Total short-term securities.............  $  102,711,000
                                                        ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,284,826,807)......    91.8% $1,450,027,122
Total foreign/yankee bonds & notes (cost
 $35,451,385)..................................     2.4     37,482,912
Total short-term securities (cost
 $102,711,000).................................     6.5    102,711,000
                                                 ------  -------------
Total investment in securities (total cost
 $1,422,989,192)...............................   100.7  1,590,221,034
Cash, receivables and other assets.............     4.3     67,232,929
Securities lending collateral..................     9.1    144,256,076
Payable for securities purchased...............    (1.8)   (28,818,180)
Payable for fund shares redeemed...............    (3.1)   (48,790,923)
Securities lending collateral payable to
 brokers.......................................    (9.1)  (144,256,076)
Other liabilities..............................    (0.1)    (1,108,727)
                                                 ------  -------------
Net assets.....................................   100.0% $1,578,736,133
                                                 ======  =============



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,500,000,000 shares authorized; 1,009,100,177
 shares outstanding............................  $ 100,910,018

Capital surplus................................  1,171,109,090
Accumulated undistributed net investment
 income........................................      6,140,661
Accumulated undistributed net realized gain on
 investments...................................    133,752,617
Unrealized appreciation of investments.........    167,231,842
Unrealized depreciation of forward foreign
 currency contracts (See Note 2)w..............       (313,270)
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............        (94,825)
                                                 -------------
Net assets.....................................  $1,578,736,133
                                                 =============

Class IA
Net asset value per share ($1,567,313,276  DIVIDED BY
 1,001,794,038 shares outstanding) (1,875,000,000 shares
 authorized)............................................  $1.56
                                                          ====
Class IB
Net asset value per share ($11,422,857  DIVIDED BY
 7,306,139 shares outstanding) (625,000,000 shares
 authorized)............................................  $1.56
                                                          ====

DIVERSIFICATION BY INDUSTRY:
  Apparel & Textile............................     0.6% $   9,924,244
  Business Services............................     0.3      4,571,150
  Chemicals....................................     1.7     27,104,474
  Communications...............................    16.0    252,543,209
  Computers & Office Equipment.................     1.8     28,746,453
  Consumer Durables............................     1.3     20,104,515
  Consumer Non-Durables........................     0.9     14,976,740
  Drugs........................................     8.6    136,437,754
  Electrical Equipment.........................     1.5     23,337,051
  Electronics..................................     9.2    144,731,038
  Energy & Services............................     7.4    116,245,017
  Financial Services...........................    16.7    263,787,199
  Food, Beverage & Tobacco.....................     3.9     61,359,832
  Forest & Paper Products......................     0.5      7,275,963
  Machinery....................................     0.4      6,617,161
  Media & Entertainment........................     6.1     96,421,326
  Medical Instruments & Supplies...............     1.9     30,536,174
  Metals, Minerals & Mining....................     0.8     11,859,591
  Real Estate..................................     1.1     18,086,998
  Retail.......................................     3.6     57,034,610
  Software & Services..........................     2.3     36,628,231
  Transportation...............................     1.9     29,952,300
  Utilities....................................     3.3     51,746,092
                                                 ------  -------------
  Total common stocks..........................    91.8% $1,450,027,122
                                                 ======  =============

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $5,598,603 or 0.3% of net assets.

_____________________________________ MF-13 ____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)     $1,993,994    $1,992,086   07/05/00     $   1,908
British Pounds (Buy)      9,301,903     9,335,702   07/06/00       (33,799)
British Pounds (Sell)     2,132,126     2,110,580   07/03/00       (21,546)
British Pounds (Sell)     1,684,549     1,687,843   07/07/00         3,294
EURO (Buy)                3,142,898     3,136,213   07/31/00         6,685
EURO (Sell)               5,962,716     5,834,646   07/31/00      (128,070)
EURO (Sell)               6,029,201     5,916,056   07/03/00      (113,145)
EURO (Sell)               5,945,596     5,909,814   07/05/00       (35,782)
Japanese Yen (Buy)          187,677       188,110   07/03/00          (433)
Japanese Yen (Sell)       7,500,255     7,562,622   07/05/00        62,367
Swedish Krona (Sell)      9,806,063     9,705,284   07/05/00      (100,779)
Swiss Franc (Buy)         8,321,477     8,276,002   07/03/00        45,475
Swiss Franc (Buy)           230,074       229,519   07/05/00           555
                                                                 ---------
                                                                 $(313,270)
                                                                 =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-14 ____________________________________

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
COMMON STOCKS -- 94.3%
             AUSTRALIA -- 1.5%
    130,600  News Corp., Ltd. ADR (Media &
              Entertainment).........................  $  7,117,700
                                                       ------------
             FINLAND -- 0.9%
     82,180  Nokia Oyj (Communications)..............     4,210,622
                                                       ------------
             FRANCE -- 11.4%
     80,300  Alcatel (Communications)................     5,288,162
    141,600  Aventis S.A. (Drugs)....................    10,377,033
     63,300  AXA (Financial Services)................    10,011,983
     34,300  Pinault-Printemps - Redoute S.A.
              (Retail)...............................     7,651,084
   *118,118  Thomson Multimedia (Media &
              Entertainment).........................     7,676,765
     46,610  Total Fina S.A., B Shares (Energy &
              Services)..............................     7,175,581
     80,800  Vivendi S.A. (Media & Entertainment)....     7,160,621
                                                       ------------
                                                         55,341,229
                                                       ------------
             GERMANY -- 4.0%
    203,400  Bayerische Motoren Werke (BMW) AG
              (Transportation).......................     6,219,766
    *41,900  Infineon Technologies AG (Software &
              Services)..............................     3,430,081
     65,200  Siemens AG (Electronics)................     9,800,000
                                                       ------------
                                                         19,449,847
                                                       ------------
             ITALY -- 1.2%
    314,400  San Paolo - IMI S.p.A. (Financial
              Services)..............................     5,602,661
                                                       ------------
             JAPAN -- 6.8%
    122,000  Fujisawa Pharmaceutical Co. (Drugs).....     4,946,810
     72,000  Fujitsu Ltd. (Electronics)..............     2,497,507
    604,000  Mitsubishi Electric Corp.
              (Electronics)..........................     6,553,706
    115,000  Ricoh Co., Ltd. (Media &
              Entertainment).........................     2,440,183
     23,800  Softbank Corp. (Software & Services)....     3,239,273
     97,000  Takeda Chemical Industries Ltd.
              (Drugs)................................     6,381,006
    591,000  Toshiba Corp. (Computers & Office
              Equipment).............................     6,686,360
                                                       ------------
                                                         32,744,845
                                                       ------------
             NETHERLANDS -- 5.0%
     82,500  ING Groep N.V. (Financial Services).....     5,599,118
    152,888  Koninklijke Philips Electronics N.V.
              (Electronics)..........................     7,239,904
    184,400  Royal Dutch Petroleum Co. (Energy &
              Services)..............................    11,507,324
                                                       ------------
                                                         24,346,346
                                                       ------------
             SOUTH KOREA -- 0.9%
    -21,300  Samsung Electronics GDR (Electronics)...     4,174,800
                                                       ------------
             SPAIN -- 2.1%
     70,900  Banco Popular Espanol S.A. (Financial
              Services)..............................     2,202,032
    265,800  Banco Santander Central Hispano S.A.
              (Financial Services)...................     2,815,462
   *-11,138  Groupo Prisa S.A. (Media &
              Entertainment).........................       259,445
                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           SPAIN -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
   *221,300  Telefonica S.A. (Communications)........  $  4,773,054
                                                       ------------
                                                         10,049,993
                                                       ------------
             SWEDEN -- 0.8%
    320,260  Skandinaviska Enskilda, Class A
              (Financial Services)...................     3,815,781
                                                       ------------
             SWITZERLAND -- 3.3%
     17,810  Credit Suisse Group (Financial
              Services)..............................     3,554,191
      6,100  Nestle S.A. (Food, Beverage & Tobacco)..    12,248,280
                                                       ------------
                                                         15,802,471
                                                       ------------
             UNITED KINGDOM -- 10.9%
    173,100  AstraZeneca Group PLC ADR (Drugs).......     8,087,046
    817,420  BP Amoco PLC (Energy & Services)........     7,845,696
    916,000  British Airways PLC (Transportation)....     5,273,047
    348,700  Cable & Wireless PLC (Utilities)........     5,923,000
     82,400  III Group PLC (Financial Services)......     1,691,546
    432,600  Marconi PLC (Communications)............     5,622,426
    663,100  Psion PLC GBP (Software & Services).....     6,389,610
    663,000  SmithKline Beecham PLC ADR, Class A
              (Drugs)................................     8,712,247
    819,745  Vodafone AirTouch PLC
              (Communications).......................     3,325,910
                                                       ------------
                                                         52,870,528
                                                       ------------
             UNITED STATES OF AMERICA -- 45.5%
   *110,700  3Com Corp. (Software & Services)........     6,379,086
    135,400  Abbott Laboratories (Drugs).............     6,033,763
    *73,500  Akamai Technologies, Inc. (Software &
              Services)..............................     8,726,977
    134,100  American Home Products Corp. (Drugs)....     7,878,375
     95,200  Automatic Data Processing, Inc.
              (Software & Services)..................     5,099,150
     67,600  Baxter International, Inc. (Medical
              Instruments & Supplies)................     4,753,125
    *84,400  Biogen, Inc. (Drugs)....................     5,443,800
   *310,700  Boston Scientific Corp. (Medical
              Instruments & Supplies)................     6,815,981
     43,500  Cardinal Health, Inc. (Consumer Non-
              Durables)..............................     3,219,000
   *133,880  Cisco Systems, Inc. (Computers & Office
              Equipment).............................     8,509,748
    121,685  Citigroup, Inc. (Financial Services)....     7,331,521
   *145,400  Echostar Communications Corp.
              (Communications).......................     4,814,103
    128,800  Exxon Mobil Corp. (Energy & Services)...    10,110,800
   *163,800  FedEx Corp. (Transportation)............     6,224,400
    142,680  General Electric Co. (Electronics)......     7,562,040
   *132,300  Genzyme Corp. (Drugs)...................     7,863,581
     87,300  Gillette Co. (The)......................     3,050,044
     66,000  Goldman Sachs Group, Inc. (The)
              (Financial Services)...................     6,261,750
   *132,900  Immunex Corp. (Drugs)...................     6,570,244
     16,480  Intel Corp. (Electronics)...............     2,203,170
    *47,000  Intuit, Inc. (Software & Services)......     1,944,625
    *47,300  JDS Uniphase Corp. (Electronics)........     5,670,088
   *206,000  Lernout & Hauspie Speech Products N.V.
              (Electronics)..........................     9,076,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-15 ____________________________________

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           UNITED STATES OF AMERICA -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
    *88,700  Micron Technology, Inc. (Electronics)...  $  7,811,144
   *125,200  Microsoft Corp. (Software & Services)...    10,016,000
    *82,100  NTL, Inc. (Media & Entertainment).......     4,915,738
     84,000  PepsiCo, Inc. (Food, Beverage &
              Tobacco)...............................     3,732,750
    153,742  Pharmacia Corp. (Chemicals).............     7,946,540
    281,800  Philip Morris Co., Inc. (Food,
              Beverage & Tobacco)....................     7,485,313
    *71,400  Red Hat, Inc. (Software & Services).....     1,932,263
     68,300  Schlumberger Ltd. (Energy & Services)...     5,096,888
     90,900  Sprint Corp. (Communications)...........     4,635,900
    *15,500  Sycamore Networks, Inc.
              (Communications).......................     1,710,813
    101,200  Transocean Sedco Forex, Inc. (Energy &
              Services)..............................     5,407,875
    *30,400  VeriSign, Inc. (Software & Services)....     5,365,600
    158,400  Walt Disney Co. (The) (Media &
              Entertainment).........................     6,147,900
    398,000  Waste Management, Inc. (Utilities)......     7,562,000
                                                       ------------
                                                        221,308,970
                                                       ------------
             Total common stocks.....................  $456,835,793
                                                       ============

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 9.6%
             REPURCHASE AGREEMENT -- 9.6%
$46,560,000  Interest in $2,066,447,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $46,585,601
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................  $ 46,560,000
                                                       ------------
             Total short-term securities.............  $ 46,560,000
                                                       ============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $427,335,432)..........................    94.3% $456,835,793
Total short-term securities (cost
 $46,560,000)...........................     9.6   46,560,000
                                          ------  -----------
Total investment in securities (total
 cost $473,895,432).....................   103.9  503,395,793
Cash, receivables and other assets......     4.0   19,585,179
Securities lending collateral...........     8.4   40,600,358
Payable for securities purchased........    (7.4) (35,953,208)
Payable for fund shares redeemed........    (0.5)  (1,922,612)
Securities lending collateral payable to
 brokers................................    (8.4) (40,600,358)
Other liabilities.......................     0.0      (31,156)
                                          ------  -----------
Net assets..............................   100.0% $485,073,996
                                          ======  ===========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 247,516,986
 shares outstanding............................  $   247,517

Capital surplus................................  443,753,125
Accumulated undistributed net investment
 income........................................    1,794,497
Accumulated undistributed net realized gain on
 investments...................................    9,776,896
Unrealized appreciation of investments.........   29,500,361
Unrealized appreciation of forward foreign
 currencies contracts (See Note 2)w............       52,414
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............      (50,814)
                                                 -----------
Net assets.....................................  $485,073,996
                                                 ===========

Class IA
Net asset value per share ($477,909,619  DIVIDED BY
 243,856,983 shares outstanding) (600,000,000 shares
 authorized)............................................  $1.96
                                                          ====
Class IB
Net asset value per share ($7,164,377  DIVIDED BY
 3,660,003 shares outstanding) (200,000,000 shares
 authorized)............................................  $1.96
                                                          ====

DIVERSIFICATION BY INDUSTRY:
  Chemicals....................................     1.6% $ 7,946,540
  Communications...............................     7.1   34,380,990
  Computers & Office Equipment.................     3.1   15,196,108
  Consumer Non-Durables........................     1.3    6,269,044
  Drugs........................................    14.9   72,293,905
  Electronics..................................    12.9   62,589,234
  Energy & Services............................     9.7   47,144,163
  Financial Services...........................    10.2   48,886,046
  Food, Beverage & Tobacco.....................     4.8   23,466,343
  Media & Entertainment........................     7.4   35,718,352
  Medical Instruments & Supplies...............     2.4   11,569,106
  Retail.......................................     1.6    7,651,084
  Software & Services..........................    10.8   52,522,665
  Transportation...............................     3.7   17,717,213
  Utilities....................................     2.8   13,485,000
                                                 ------  -----------
  Total common stocks..........................    94.3% $456,835,793
                                                 ======  ===========

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $4,434,245 or 0.9% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-16 ____________________________________
        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                 UNREALIZED
                           TOTAL        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)     $3,157,082    $3,125,178   07/03/00     $  31,904
British Pounds (Buy)        979,573       974,753   07/03/00         4,820
British Pounds (Sell)        43,792        43,952   07/06/00           160
EURO (Buy)                  410,666       406,237   07/31/00         4,429
EURO (Buy)                  557,591       550,152   07/31/00         7,439
EURO (Sell)               1,787,856     1,777,096   07/05/00       (10,760)
EURO (Sell)               1,200,810     1,195,563   07/31/00        (5,247)
Japanese Yen (Sell)       1,077,815     1,086,778   07/05/00         8,963
Swiss Franc (Buy)         1,959,286     1,948,580   07/03/00        10,706
                                                                 ---------
                                                                 $  52,414
                                                                 =========

_____________________________________ MF-17 ____________________________________

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 98.3%
              AEROSPACE & DEFENSE -- 1.8%
    *450,000  General Motors, Class H.................  $   39,487,500
     629,000  Honeywell International, Inc............      21,189,438
   1,900,000  United Technologies Corp................     111,862,500
                                                        --------------
                                                           172,539,438
                                                        --------------
              BUSINESS SERVICES -- 0.2%
   1,302,350  ServiceMaster Co. (The).................      14,814,231
                                                        --------------
              CHEMICALS -- 3.1%
   2,700,000  Dow Chemical Co. (The)..................      81,506,250
     384,700  du Pont (E.I.) de Nemours & Co..........      16,830,625
   2,742,000  Pharmacia Corp..........................     141,727,125
   1,550,000  Praxair, Inc............................      58,028,125
                                                        --------------
                                                           298,092,125
                                                        --------------
              COMMUNICATIONS -- 12.5%
   2,810,000  AT&T Corp...............................      88,866,250
     *50,000  COLT Telecom Group PLC..................       1,661,504
  *2,688,800  Global Crossing Ltd.....................      70,749,050
   2,600,000  Lucent Technologies, Inc................     154,050,000
   2,650,000  Motorola, Inc...........................      77,015,625
      20,000  Nippon Telegraph & Telephone Corp.
               ADR....................................      13,675,000
   3,400,000  Nokia Corp. ADR.........................     169,787,500
     500,000  Nortel Networks Holdings Corp...........      34,125,000
   4,300,000  SBC Communications, Inc.................     185,975,000
    *700,000  Sprint PCS Group........................      41,650,000
    *300,000  Tellabs, Inc............................      20,531,250
   2,300,000  Verizon Communications..................     116,868,750
   4,607,925  Worldcom, Inc...........................     211,388,558
                                                        --------------
                                                         1,186,343,487
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 9.5%
  *5,046,500  Cisco Systems, Inc......................     320,768,156
  *1,750,000  Dell Computer Corp......................      86,296,875
  *1,800,000  EMC Corp................................     138,487,500
     850,000  Hewlett-Packard Co......................     106,143,750
   1,500,000  International Business Machines Corp....     164,343,750
  *2,200,000  Solectron Corp..........................      92,125,000
                                                        --------------
                                                           908,165,031
                                                        --------------
              CONSUMER NON-DURABLES -- 6.0%
   2,200,000  Cardinal Health, Inc....................     162,800,000
   1,600,000  Gillette Co. (The)......................      55,900,000
   1,430,000  Procter & Gamble Co. (The)..............      81,867,500
  *4,000,000  Safeway, Inc............................     180,500,000
   2,000,000  Tyco International Ltd..................      94,750,000
                                                        --------------
                                                           575,817,500
                                                        --------------
              DRUGS -- 7.6%
   2,610,000  Abbott Laboratories.....................     116,308,125
   3,050,000  American Home Products Corp.............     179,187,500
   1,150,000  Bristol-Myers Squibb Co.................      66,987,500
   2,300,000  Merck & Co., Inc........................     176,237,500
   3,791,125  Pfizer, Inc.............................     181,974,000
                                                        --------------
                                                           720,694,625
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              ELECTRICAL EQUIPMENT -- 1.2%
  *1,592,700  Teradyne, Inc...........................  $  117,063,450
                                                        --------------
              ELECTRONICS -- 9.1%
   6,090,000  General Electric Co.....................     322,770,000
   2,107,000  Intel Corp..............................     281,679,563
  *1,300,000  Micron Technology, Inc..................     114,481,250
   1,800,000  Texas Instruments, Inc..................     123,637,500
    *337,200  Vitesse Semiconductor Corp..............      24,805,275
                                                        --------------
                                                           867,373,588
                                                        --------------
              ENERGY & SERVICES -- 5.9%
     100,000  Conoco, Inc., Class B...................       2,456,250
   3,100,000  Exxon Mobil Corp........................     243,350,000
   1,500,000  Royal Dutch Petroleum Co................      92,343,750
   1,250,800  Schlumberger Ltd........................      93,340,950
   1,500,000  Texaco, Inc.............................      79,875,000
   1,500,000  Unocal Corp.............................      49,687,500
                                                        --------------
                                                           561,053,450
                                                        --------------
              FINANCIAL SERVICES -- 12.7%
   1,381,250  American International Group, Inc.......     162,296,875
   5,857,000  Associates First Capital Corp.,
               Class A................................     130,684,313
   3,079,500  Citigroup, Inc..........................     185,539,875
   1,900,000  Fleet Boston Financial Corp.............      64,600,000
   3,050,000  Franklin Resources, Inc.................      92,643,750
     250,000  Goldman Sachs Group, Inc. (The).........      23,718,750
   2,200,000  Marsh & McLennan Cos., Inc..............     229,762,500
   1,100,000  Merrill Lynch & Co., Inc................     126,500,000
   1,850,000  State Street Corp.......................     196,215,625
                                                        --------------
                                                         1,211,961,688
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 2.0%
     600,000  Coca-Cola Co. (The).....................      34,462,500
   3,600,000  PepsiCo, Inc............................     159,975,000
                                                        --------------
                                                           194,437,500
                                                        --------------
              FOREST & PAPER PRODUCTS -- 2.1%
   1,800,000  Kimberly-Clark Corp.....................     103,275,000
   2,150,000  Weyerhaeuser Co.........................      92,450,000
                                                        --------------
                                                           195,725,000
                                                        --------------
              MACHINERY -- 0.7%
   2,000,000  Caterpillar, Inc........................      67,750,000
                                                        --------------
              MEDIA & ENTERTAINMENT -- 4.6%
  *5,446,000  AT&T - Liberty Media Group, Class A.....     132,065,500
   2,838,900  Gannett Co., Inc........................     169,801,706
  *2,039,800  Viacom, Inc., Class B...................     139,088,863
                                                        --------------
                                                           440,956,069
                                                        --------------
              MEDICAL INSTRUMENTS &
              SUPPLIES -- 2.1%
   1,000,000  Guidant Corp............................      49,500,000
   1,450,000  Johnson & Johnson Co....................     147,718,750
                                                        --------------
                                                           197,218,750
                                                        --------------
              METALS, MINERALS &
              MINING -- 1.9%
   3,600,000  Alcoa, Inc..............................     104,400,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-18 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS &
            MINING -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
   1,350,000  Illinois Tool Works, Inc................  $   76,950,000
                                                        --------------
                                                           181,350,000
                                                        --------------
              REAL ESTATE -- 0.1%
      *6,150  Security Capital Group, Inc.,
               Class A................................       5,082,975
                                                        --------------
              RETAIL -- 5.9%
   2,100,000  CVS Corp................................      84,000,000
   2,407,500  Home Depot, Inc. (The)..................     120,224,531
   5,300,000  McDonald's Corp.........................     174,568,750
   3,200,000  Wal-Mart Stores, Inc....................     184,400,000
                                                        --------------
                                                           563,193,281
                                                        --------------
              SOFTWARE & SERVICES -- 9.0%
    *350,000  3Com Corp...............................      20,168,750
  *1,750,000  America Online, Inc.....................      92,312,500
   2,251,000  Automatic Data Processing, Inc..........     120,569,188
  *1,638,400  China Unicom Ltd. ADR...................      34,816,000
  *1,300,000  Computer Sciences Corp..................      97,093,750
   1,516,600  Electronic Data Systems Corp............      62,559,750
  *4,700,000  Microsoft Corp..........................     376,000,000
    *289,150  VeriSign, Inc...........................      51,034,975
                                                        --------------
                                                           854,554,913
                                                        --------------
              TRANSPORTATION -- 0.3%
  *1,068,154  Sabre Group Corp........................      30,442,389
                                                        --------------
              Total common stocks.....................  $9,364,629,490
                                                        ==============

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 1.5%
              REPURCHASE AGREEMENT -- 1.5%
$138,497,000  Interest in $2,066,447,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.598% due 07/03/00;
              maturity amount $138,573,151
              (Collateralized by $125,835,832 U.S.
              Treasury Notes 5.50% - 7.875% due
              08/31/01 - 11/15/04, $1,943,730,718 U.S.
              Treasury Bonds 5.25% - 10.625% due
              08/15/15 - 02/15/29)....................  $  138,497,000
                                                        --------------
              Total short-term securities.............  $  138,497,000
                                                        ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,860,642,369)......    98.3% $9,364,629,490
Total short-term securities (cost
 $138,497,000).................................     1.5    138,497,000
                                                 ------  -------------
Total investment in securities (total cost
 $6,999,139,369)...............................    99.8  9,503,126,490
Cash, receivables and other assets.............     0.3     24,754,714
Securities lending collateral..................     1.9    178,727,476
Payable for fund shares redeemed...............    (0.1)    (1,751,210)
Securities lending collateral payable to
 brokers.......................................    (1.9)  (178,727,476)
                                                 ------  -------------
Net assets.....................................   100.0% $9,526,129,994
                                                 ======  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,506,295,782
 shares outstanding............................  $ 150,629,578
Capital surplus................................  6,564,457,632
Accumulated undistributed net investment
 income........................................     31,316,736
Accumulated undistributed net realized gain on
 investments...................................    275,738,927
Unrealized appreciation of investments.........  2,503,987,121
                                                 -------------
Net assets.....................................  $9,526,129,994
                                                 =============

Class IA
Net asset value per share ($9,446,867,680
  DIVIDED BY 1,493,757,418 shares outstanding)
 (2,250,000,000 shares authorized).............  $6.32
                                                 ====
Class IB
Net asset value per share ($79,262,314
  DIVIDED BY 12,538,364 shares outstanding)
 (750,000,000 shares authorized)...............  $6.32
                                                 ====

  *  Non-income producing during the period.

_____________________________________ MF-19 ____________________________________

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
COMMON STOCKS -- 97.6%
             AEROSPACE & DEFENSE -- 2.2%
    *15,983  General Motors, Class H.................  $  1,402,469
     34,800  Honeywell International, Inc............     1,172,325
     87,600  United Technologies Corp................     5,157,450
                                                       ------------
                                                          7,732,244
                                                       ------------
             BUSINESS SERVICES -- 0.5%
    *32,896  eBay, Inc...............................     1,786,664
                                                       ------------
             CHEMICALS -- 2.7%
     34,900  du Pont (E.I.) de Nemours & Co..........     1,526,875
   *111,100  Grace (W.R.) & Co.......................     1,347,088
    125,509  Pharmacia Corp..........................     6,487,246
                                                       ------------
                                                          9,361,209
                                                       ------------
             COMMUNICATIONS -- 10.6%
    *29,800  American Tower Corp., Class A...........     1,242,288
     69,200  AT&T Corp...............................     2,188,450
    *33,500  Comverse Technology, Inc................     3,115,500
    *30,900  Echostar Communications Corp.,
              Class A................................     1,023,080
    *37,800  Global Crossing Ltd.....................       994,613
     76,100  Lucent Technologies, Inc................     4,508,925
     67,200  Nortel Networks Holdings Corp...........     4,586,400
    *22,700  Phone.com, Inc..........................     1,478,338
     59,786  SBC Communications, Inc.................     2,585,745
     78,700  Sprint Corp.............................     4,013,700
    *34,400  Sprint PCS Group........................     2,046,800
     95,200  Verizon Communications..................     4,837,350
    *12,100  VoiceStream Wireless Corp...............     1,407,192
    *67,050  Worldcom, Inc...........................     3,075,919
                                                       ------------
                                                         37,104,300
                                                       ------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 11.2%
   *199,700  Cisco Systems, Inc......................    12,693,431
   *112,100  Dell Computer Corp......................     5,527,931
    *56,000  EMC Corp................................     4,308,500
    *37,600  Handspring, Inc.........................     1,015,200
     42,800  Hewlett-Packard Co......................     5,344,650
     64,800  International Business Machines Corp....     7,099,650
    *70,100  Solectron Corp..........................     2,935,438
                                                       ------------
                                                         38,924,800
                                                       ------------
             CONSUMER DURABLES -- 0.8%
      9,800  Corning, Inc............................     2,644,775
                                                       ------------
             CONSUMER NON-DURABLES -- 2.7%
     32,300  Cardinal Health, Inc....................     2,390,200
     25,300  Procter & Gamble Co. (The)..............     1,448,425
    *38,100  Safeway, Inc............................     1,719,263
     78,600  Tyco International Ltd..................     3,723,675
                                                       ------------
                                                          9,281,563
                                                       ------------
             DRUGS -- 7.3%
     82,300  Abbott Laboratories.....................     3,667,494
     54,800  American Home Products Corp.............     3,219,500
     29,400  Bristol-Myers Squibb Co.................     1,712,550
    *25,200  Forest Laboratories, Inc................     2,545,200
    *63,100  Genzyme Corp............................     3,750,506
    *47,300  Immunex Corp............................     2,338,394
     46,800  Merck & Co., Inc........................     3,586,050
                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           DRUGS -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
     98,900  Pfizer, Inc.............................  $  4,747,200
                                                       ------------
                                                         25,566,894
                                                       ------------
             ELECTRICAL EQUIPMENT -- 0.7%
    *32,800  Teradyne, Inc...........................     2,410,800
                                                       ------------
             ELECTRONICS -- 10.5%
    *24,900  Analog Devices, Inc.....................     1,892,400
     19,400  Eaton Corp..............................     1,299,800
    258,300  General Electric Co.....................    13,689,900
     97,700  Intel Corp..............................    13,061,269
    *13,700  JDS Uniphase Corp.......................     1,642,288
    *48,900  Micron Technology, Inc..................     4,306,256
    *10,200  RF Micro Devices, Inc...................       893,775
                                                       ------------
                                                         36,785,688
                                                       ------------
             ENERGY & SERVICES -- 5.2%
    111,000  Conoco, Inc., Class B...................     2,726,438
     16,600  Enron Corp..............................     1,070,700
    112,700  Exxon Mobil Corp........................     8,846,950
     42,800  Helmerich & Payne, Inc..................     1,599,650
     31,900  Kerr-McGee Corp.........................     1,880,106
     92,800  Union Pacific Resources Group, Inc......     2,041,600
                                                       ------------
                                                         18,165,444
                                                       ------------
             FINANCIAL SERVICES -- 13.2%
     58,200  American International Group, Inc.......     6,838,500
     22,400  CIGNA Corp..............................     2,094,400
    136,450  Citigroup, Inc..........................     8,221,113
     72,200  Cullen/Frost Bankers, Inc...............     1,899,763
     66,600  Edwards (A.G.) & Sons, Inc..............     2,597,400
     40,900  Fannie Mae..............................     2,134,469
     16,600  Goldman Sachs Group, Inc. (The).........     1,574,925
    136,400  KeyCorp.................................     2,404,050
     36,000  Marsh & McLennan Cos., Inc..............     3,759,750
     53,600  Merrill Lynch & Co., Inc................     6,164,000
     41,700  Morgan Stanley Dean Witter & Co.........     3,471,525
    135,200  Pacific Century Financial Corp..........     1,977,300
     52,100  Wachovia Corp...........................     2,826,425
                                                       ------------
                                                         45,963,620
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 3.9%
     35,500  Anheuser-Busch Cos., Inc................     2,651,406
     19,900  Coca-Cola Co. (The).....................     1,143,006
     69,200  Nabisco Group Holding Corp..............     1,794,875
    100,300  PepsiCo, Inc............................     4,457,081
    131,200  Philip Morris Co., Inc..................     3,485,000
                                                       ------------
                                                         13,531,368
                                                       ------------
             FOREST & PAPER PRODUCTS -- 1.6%
     74,400  Kimberly-Clark Corp.....................     4,268,700
     31,500  Temple-Inland, Inc......................     1,323,000
                                                       ------------
                                                          5,591,700
                                                       ------------
             HEALTH SERVICES -- 0.4%
    *56,000  Tenet Healthcare Corp...................     1,512,000
                                                       ------------
             MACHINERY -- 0.6%
     29,000  Black & Decker Corp.....................     1,140,063

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-20 ____________________________________

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           MACHINERY -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
     48,600  Pall Corp...............................  $    899,100
                                                       ------------
                                                          2,039,163
                                                       ------------
             MEDIA & ENTERTAINMENT -- 1.8%
   *120,400  AT&T - Liberty Media Group, Class A.....     2,919,700
     41,300  Gannett Co., Inc........................     2,470,256
     15,400  Pegasus Communications Corp.,
              Class A................................       755,563
                                                       ------------
                                                          6,145,519
                                                       ------------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 1.5%
     88,000  Becton, Dickinson & Co..................     2,524,500
    *54,700  Boston Scientific Corp..................     1,199,981
     14,900  Johnson & Johnson Co....................     1,517,938
                                                       ------------
                                                          5,242,419
                                                       ------------
             METALS, MINERALS & MINING -- 1.4%
     34,600  Alcoa, Inc..............................     1,003,400
    104,700  Engelhard Corp..........................     1,786,444
    117,700  Freeport-McMoRan Copper & Gold, Inc.,
              Class A................................     1,074,013
     16,900  Illinois Tool Works, Inc................       963,300
                                                       ------------
                                                          4,827,157
                                                       ------------
             RETAIL -- 3.9%
    *19,400  Best Buy Co., Inc.......................     1,227,050
     61,800  Dollar General Corp.....................     1,205,100
     24,850  Home Depot, Inc. (The)..................     1,240,947
     41,800  Target Corp.............................     2,424,400
    130,300  Wal-Mart Stores, Inc....................     7,508,538
                                                       ------------
                                                         13,606,035
                                                       ------------
             SOFTWARE & SERVICES -- 10.8%
    *26,800  3Com Corp...............................     1,544,350
    *67,600  America Online, Inc.....................     3,565,900
    *28,300  BMC Software, Inc.......................     1,032,508
    *70,800  Cabletron Systems, Inc..................     1,787,700
     24,400  Computer Associates
              International, Inc.....................     1,248,975
     50,500  First Data Corp.........................     2,506,063
    114,300  IMS Health, Inc.........................     2,057,400
   *171,200  Microsoft Corp..........................    13,696,000
    *55,600  Oracle Corp.............................     4,672,866
    *38,400  Sun Microsystems, Inc...................     3,492,000
    *10,858  VeriSign, Inc...........................     1,916,349
                                                       ------------
                                                         37,520,111
                                                       ------------
             TRANSPORTATION -- 1.6%
    *41,700  AMR Corp................................     1,103,444
     82,377  Delphi Automotive Systems Corp..........     1,199,615
    *56,700  Ford Motor Co...........................     2,438,100
     33,200  USFreightways Corp......................       815,475
      7,424  Visteon Corp............................        90,015
                                                       ------------
                                                          5,646,649
                                                       ------------
             UTILITIES -- 2.6%
    *26,500  Calpine Corp............................     1,742,375
     44,200  El Paso Energy Corp.....................     2,251,438
                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           UTILITIES -- (CONTINUED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
     48,600  Pinnacle West Capital Corp..............  $  1,646,325
     87,300  Unicom Corp.............................     3,377,419
                                                       ------------
                                                          9,017,557
                                                       ------------
             Total common stocks.....................  $340,407,679
                                                       ============

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 4.0%
             REPURCHASE AGREEMENT -- 4.0%
$14,046,000  Interest in $2,066,447,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.598% due 07/03/00;
             maturity amount $14,053,723
             (Collateralized by $125,835,832 U.S.
             Treasury Notes 5.50% - 7.875% due
             08/31/01 - 11/15/04, $1,943,730,718 U.S.
             Treasury Bonds 5.25% - 10.625% due
             08/15/15 - 02/15/29)....................  $ 14,046,000
                                                       ------------
             Total short-term securities.............  $ 14,046,000
                                                       ============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $324,693,945)......    97.6% $340,407,679
Total short-term securities (cost
 $14,046,000)................................     4.0   14,046,000
                                               ------  -----------
Total investment in securities (total cost
 $338,739,945)...............................   101.6  354,453,679
Cash, receivables and other assets...........     5.0   17,320,445
Payable for securities purchased.............    (6.5) (22,803,919)
Other liabilities............................    (0.1)     (15,010)
                                               ------  -----------
Net assets...................................   100.0% $348,955,195
                                               ======  ===========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 242,068,683 shares
 outstanding.........................................  $   242,069
Capital surplus......................................  320,258,243
Accumulated undistributed net investment income......      595,793
Accumulated undistributed net realized gain on
 investments.........................................   12,153,097
Unrealized appreciation of investments...............   15,713,734
Unrealized depreciation of futures contracts ++......       (7,741)
                                                       -----------
Net assets...........................................  $348,955,195
                                                       ===========

Class IA
Net asset value per share ($345,650,750  DIVIDED BY
 239,771,491 shares outstanding) (600,000,000 shares
 authorized)...............................................  $1.44
                                                             ====
Class IB
Net asset value per share ($3,304,445  DIVIDED BY 2,297,192
 shares outstanding) (200,000,000 shares authorized).......  $1.44
                                                             ====

  *  Non-income producing during the period.
 ++ The Fund had 9 Standard & Poor's 500 September 2000 Futures contracts open as of June 30, 2000. These contracts had a value of $3,303,225 as of June 30, 2000 and were collateralized by $168,750 of cash.

_____________________________________ MF-21 ____________________________________

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
COMMON STOCKS -- 96.8%
                      AEROSPACE & DEFENSE -- 4.2%
             403,500  Honeywell International, Inc............  $   13,592,906
           1,878,200  United Technologies Corp................     110,579,025
                                                                --------------
                                                                   124,171,931
                                                                --------------
                      CHEMICALS -- 3.8%
             165,400  Akzo Nobel N.V. ADR.....................       6,957,138
             450,928  du Pont (E.I.) de Nemours & Co..........      19,728,100
             105,700  Eastman Chemical Co.....................       5,047,175
           1,289,363  Pharmacia Corp..........................      66,643,950
             114,400  PPG Industries, Inc.....................       5,069,350
             223,500  Rohm & Haas Co..........................       7,710,750
                                                                --------------
                                                                   111,156,463
                                                                --------------
                      COMMUNICATIONS -- 10.0%
           2,549,800  AT&T Corp...............................      80,637,425
             470,300  Broadwing, Inc..........................      12,198,406
             725,300  Lucent Technologies, Inc................      42,974,025
             728,526  SBC Communications, Inc.................      31,508,750
           1,863,246  Verizon Communications..................      94,676,187
             375,100  US West, Inc............................      32,164,825
                                                                --------------
                                                                   294,159,618
                                                                --------------
                      COMPUTERS & OFFICE
                      EQUIPMENT -- 1.1%
             140,800  International Business Machines Corp....      15,426,400
             218,400  Minnesota Mining &
                       Manufacturing Co.......................      18,018,000
                                                                --------------
                                                                    33,444,400
                                                                --------------
                      CONSUMER DURABLES -- 2.6%
             286,500  Corning, Inc............................      77,319,188
                                                                --------------
                      CONSUMER NON-DURABLES -- 3.7%
             412,000  Cardinal Health, Inc....................      30,488,000
             328,400  Clorox Co. (The)........................      14,716,425
             122,300  Eastman Kodak Co........................       7,276,850
             415,600  Gillette Co. (The)......................      14,520,025
             716,000  Procter & Gamble Co. (The)..............      40,991,000
                                                                --------------
                                                                   107,992,300
                                                                --------------
                      DRUGS -- 7.0%
             547,200  Abbott Laboratories.....................      24,384,600
             672,200  American Home Products Corp.............      39,491,750
             867,300  AstraZeneca Group PLC ADR...............      40,329,450
             392,000  Bristol-Myers Squibb Co.................      22,834,000
             373,500  Eli Lilly & Co..........................      37,303,313
             524,900  Merck & Co., Inc........................      40,220,463
                                                                --------------
                                                                   204,563,576
                                                                --------------
                      ELECTRICAL EQUIPMENT -- 0.2%
             154,700  White Electronic Designs Corp...........       6,826,138
                                                                --------------
                      ELECTRONICS -- 5.4%
             273,700  Eaton Corp..............................      18,337,900
           2,126,580  General Electric Co.....................     112,708,740
             199,600  Intel Corp..............................      26,684,025
                                                                --------------
                                                                   157,730,665
                                                                --------------
                      ENERGY & SERVICES -- 10.4%
             463,000  Ashland, Inc............................      16,233,938
             866,817  Conoco, Inc., Class B...................      21,291,193
             394,100  Enron Corp..............................      25,419,450
           1,339,983  Exxon Mobil Corp........................     105,188,666
           3,780,000  Repsol YPF S.A. ADR.....................      74,891,250
           2,661,800  Suncor Energy, Inc......................      62,053,213
                                                                --------------
                                                                   305,077,710
                                                                --------------
                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------

COMMON STOCKS -- (CONTINUED)

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
                      FINANCIAL SERVICES -- 17.3%
             888,000  Associates First Capital Corp.,
                       Class A................................  $   19,813,500
             202,500  CIGNA Corp..............................      18,933,750
           1,423,050  Citigroup, Inc..........................      85,738,763
             575,300  Fannie Mae..............................      30,023,469
             578,650  Marsh & McLennan Cos., Inc..............      60,432,759
             375,000  MBIA, Inc...............................      18,070,302
             439,600  Merrill Lynch & Co., Inc................      50,554,000
             184,800  Morgan Stanley Dean Witter & Co.........      15,384,600
             149,000  National Commerce Bancorporation........       2,393,313
           1,375,700  Pacific Century Financial Corp..........      20,119,613
           1,323,700  People's Bank...........................      24,322,988
           2,397,800  U.S. Bancorp............................      46,157,650
             522,200  UnionBanCal Corp........................       9,693,338
             953,100  Wachovia Corp...........................      51,705,675
           1,174,100  Washington Mutual, Inc..................      33,902,138
             364,700  XL Capital Ltd., Class A................      19,739,388
                                                                --------------
                                                                   506,985,246
                                                                --------------
                      FOOD, BEVERAGE &
                      TOBACCO -- 7.2%
             251,700  Coca-Cola Co. (The).....................      14,457,019
           1,751,500  McCormick & Co., Inc....................      56,923,750
             906,600  PepsiCo, Inc............................      40,287,038
             966,700  Philip Morris Co., Inc..................      25,677,969
             486,900  Reynolds (R.J.) Tobacco
                       Holdings, Inc..........................      13,602,769
           3,140,100  Sara Lee Corp...........................      60,643,181
                                                                --------------
                                                                   211,591,726
                                                                --------------
                      FOREST & PAPER PRODUCTS -- 2.7%
             852,600  Abitibi-Consolidated, Inc...............       7,993,125
             693,600  Kimberly-Clark Corp.....................      39,795,300
             339,300  Temple-Inland, Inc......................      14,250,600
             367,000  Weyerhaeuser Co.........................      15,781,000
                                                                --------------
                                                                    77,820,025
                                                                --------------
                      HOTELS & GAMING -- 0.3%
             253,748  Starwood Hotels & Resorts
                       Worldwide, Inc.........................       8,262,669
                                                                --------------
                      MACHINERY -- 0.5%
             367,100  Caterpillar, Inc........................      12,435,513
             125,000  CNH Global N.V..........................       1,156,250
                                                                --------------
                                                                    13,591,763
                                                                --------------
                      MEDIA & ENTERTAINMENT -- 1.8%
             608,800  Gannett Co., Inc........................      36,413,850
             285,100  Knight-Ridder, Inc......................      15,163,756
                                                                --------------
                                                                    51,577,606
                                                                --------------
                      MEDICAL INSTRUMENTS &
                      SUPPLIES -- 1.8%
             748,000  Baxter International, Inc...............      52,593,750
                                                                --------------
                      METALS, MINERALS &
                      MINING -- 0.9%
             862,000  Alcoa, Inc..............................      24,998,000
                                                                --------------
                      REAL ESTATE -- 2.6%
             734,500  Archstone Communities Trust (REIT)......      15,470,406
             620,100  Equity Office Properties Trust (REIT)...      17,091,506
             375,700  Kimco Realty Corp. (REIT)...............      15,403,700
             662,300  Liberty Property Trust (REIT)...........      17,178,406
             231,100  Spieker Properties, Inc. (REIT).........      10,630,600
                                                                --------------
                                                                    75,774,618
                                                                --------------
                      RETAIL -- 2.8%
             883,900  Family Dollar Stores, Inc...............      17,291,294

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-22 ____________________________________

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
             RETAIL -- (CONTINUED)

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
           2,712,060  Intimate Brands, Inc., Class A..........  $   53,563,185
             461,400  May Department Stores Co................      11,073,600
                                                                --------------
                                                                    81,928,079
                                                                --------------
                      SOFTWARE & SERVICES -- 1.9%
             569,100  Electronic Data Systems Corp............      23,475,375
             552,500  First Data Corp.........................      27,417,813
             *55,801  Microsoft Corp..........................       4,464,080
                                                                --------------
                                                                    55,357,268
                                                                --------------
                      TRANSPORTATION -- 2.0%
             569,500  Ford Motor Co...........................      24,488,500
             612,000  Genuine Parts Co........................      12,240,000
             186,100  TRW, Inc................................       8,072,088
             497,400  USFreightways Corp......................      12,217,388
             *74,566  Visteon Corp............................         904,117
                                                                --------------
                                                                    57,922,093
                                                                --------------
                      UTILITIES -- 6.6%
             279,400  Dominion Resources, Inc.................      11,979,275
             718,600  DQE, Inc................................      28,384,700
             243,100  Duke Energy Corp........................      13,704,763
             251,200  Edison International....................       5,149,600
             694,100  El Paso Energy Corp.....................      35,355,719
             635,900  Endesa S.A..............................      12,400,050
             410,400  Montana Power Co. (The).................      14,492,250
             487,600  PECO Energy Co..........................      19,656,375
             766,300  Pinnacle West Capital Corp..............      25,958,413
             647,900  Unicom Corp.............................      25,065,631
             242,850  UtiliCorp United, Inc...................       4,826,644
                                                                --------------
                                                                   196,973,420
                                                                --------------
                      Total common stocks.....................  $2,837,818,252
                                                                ==============

     PRINCIPAL
       AMOUNT
--------------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%
                      COMMUNICATIONS -- 0.6%
$         -9,200,000  American Tower Corp.
                       9.25% due 08/16/02.....................  $   16,939,500
                                                                --------------
                      MEDIA & ENTERTAINMENT -- 0.6%
             160,000  Tribune Co.
                       2.00% due 05/15/29.....................      18,440,000
                                                                --------------
                      UTILITIES -- 0.1%
              65,400  Texas Utilities Co.
                       6.25% due 10/15/09.....................       2,542,425
                                                                --------------
                      Total convertible preferred stocks......  $   37,921,925
                                                                ==============

                                                                    MARKET
       SHARES                                                       VALUE
--------------------                                            --------------
EQUITY LINKED SECURITIES -- 0.7%
                      FINANCIAL SERVICES -- 0.7%
             160,000  Salomon Smith Barney Holdings, Inc.
                       (ELKS)
                         3.25% due 10/06/00...................  $   21,073,600
                                                                --------------
                      Total equity linked securities..........  $   21,073,600
                                                                ==============

     PRINCIPAL
       AMOUNT
--------------------
SHORT-TERM SECURITIES -- 1.5%
                      REPURCHASE AGREEMENT -- 1.5%
$         43,043,000  Interest in $2,066,447,000 joint
                      repurchase agreement dated 06/30/00 with
                      State Street Bank, 6.598% due 07/03/00;
                      maturity amount $43,066,667
                      (Collateralized by $125,835,832 U.S.
                      Treasury Notes 5.50% - 7.875% due
                      08/31/01 - 11/15/04, $1,943,730,718 U.S.
                      Treasury Bonds 5.25% - 10.625% due
                      08/15/15 - 02/15/29)....................  $   43,043,000
                                                                --------------
                      Total short-term securities.............  $   43,043,000
                                                                ==============


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,653,056,046)......   96.7% $2,837,818,252
Total convertible preferred stocks (cost
 $37,626,591)..................................    1.3     37,921,925
Total equity linked securities (cost
 $15,272,800)..................................    0.7     21,073,600
Total short-term securities (cost
 $43,043,000)..................................    1.5     43,043,000
                                                 -----  -------------
Total investment in securities (total cost
 $2,748,998,437)...............................  100.2  2,939,856,777
Cash, receivables and other assets.............    0.7     21,311,895
Securities lending collateral..................    5.4    158,547,001
Payable for securities purchased...............   (0.8)   (24,960,032)
Payable for fund shares redeemed...............   (0.1)    (2,094,969)
Securities lending collateral payable to
 brokers.......................................   (5.4)  (158,547,001)
Other liabilities..............................   (0.0)      (416,520)
                                                 -----  -------------
Net assets.....................................  100.0% $2,933,697,151
                                                 =====  =============


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 4,000,000,000 shares authorized; 1,525,652,564 shares
 outstanding..........................................  $ 152,565,256
Capital surplus.......................................  2,408,487,290
Accumulated undistributed net investment income.......     23,091,974
Accumulated undistributed net realized gain on
 investments..........................................    158,694,755
Unrealized appreciation of investments................    190,858,340
Unrealized depreciation of other assets and
 liabilities in foreign currencies....................           (464)
                                                        -------------
Net assets............................................  $2,933,697,151
                                                        =============


Class IA
Net asset value per share ($2,914,866,706  DIVIDED BY
 1,515,860,716 shares outstanding) (3,500,000,000 shares
 authorized)...................................................  $1.92
                                                                 ====
Class IB
Net asset value per share ($18,830,445  DIVIDED BY 9,791,848 shares outstanding) (500,000,000 shares authorized)...........  $1.92
                                                                 ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $16,939,500 or 0.6% of net assets.

_____________________________________ MF-23 ____________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 99.7%
              AEROSPACE & DEFENSE -- 0.4%
     166,496  Honeywell International, Inc............  $    5,608,834
      98,069  United Technologies Corp................       5,773,812
                                                        --------------
                                                            11,382,646
                                                        --------------
              APPAREL & TEXTILE -- 0.0%
      11,400  Liz Claiborne, Inc......................         401,850
       6,809  Russell Corp............................         136,180
       3,758  Springs Industries, Inc.................         120,256
      23,787  V. F. Corp..............................         566,428
                                                        --------------
                                                             1,224,714
                                                        --------------
              BUSINESS SERVICES -- 0.6%
    *150,392  Cendant Corp............................       2,105,488
     *32,100  Convergys Corp..........................       1,665,188
      29,468  Equifax, Inc............................         773,535
      16,147  Fluor Corp..............................         510,649
      63,019  Interpublic Group of Companies, Inc.
               (The)..................................       2,709,817
      37,078  Omnicom Group, Inc......................       3,302,259
      77,501  Paychex, Inc............................       3,255,042
      10,149  PerkinElmer, Inc........................         671,103
      15,100  Young & Rubicam, Inc....................         863,531
                                                        --------------
                                                            15,856,612
                                                        --------------
              CHEMICALS -- 1.5%
      47,847  Air Products & Chemicals, Inc...........       1,474,286
      23,370  Avery Dennison Corp.....................       1,568,711
     140,851  Dow Chemical Co. (The)..................       4,251,940
     218,400  du Pont (E.I.) de Nemours & Co..........       9,555,000
      16,155  Eastman Chemical Co.....................         771,401
      *6,404  FMC Corp................................         371,432
     *13,932  Grace (W.R.) & Co.......................         168,926
      11,400  Great Lakes Chemical Corp...............         359,100
      21,646  International Flavors &
               Fragrances, Inc........................         653,439
     264,807  Pharmacia Corp..........................      13,687,196
      36,366  PPG Industries, Inc.....................       1,611,468
      33,019  Praxair, Inc............................       1,236,149
      45,397  Rohm & Haas Co..........................       1,566,197
      28,034  Union Carbide Corp......................       1,387,683
                                                        --------------
                                                            38,662,928
                                                        --------------
              COMMUNICATIONS -- 11.5%
     *70,274  ADC Telecommunications, Inc.............       5,894,232
      65,794  ALLTEL Corp.............................       4,075,116
     *17,017  Andrew Corp.............................         571,133
     661,835  AT&T Corp...............................      20,930,511
     392,642  BellSouth Corp..........................      16,736,365
      29,304  CenturyTel, Inc.........................         842,490
     *31,856  Comverse Technology, Inc................       2,962,608
    *183,883  Global Crossing Ltd.....................       4,838,421
     200,896  GTE Corp................................      12,505,776
     679,200  Lucent Technologies, Inc................      40,242,600
     449,045  Motorola, Inc...........................      13,050,370
     *63,660  Network Appliance, Inc..................       5,124,630
    *158,156  NEXTEL Communications, Inc..............       9,677,170
     618,008  Nortel Networks Holdings Corp...........      42,179,046
    *154,592  QUALCOMM, Inc...........................       9,275,520
     709,794  SBC Communications, Inc.................      30,698,591
      33,298  Scientific-Atlanta, Inc.................       2,480,701
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            COMMUNICATIONS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     183,026  Sprint Corp.............................  $    9,334,326
    *190,866  Sprint PCS Group........................      11,356,527
     *85,476  Tellabs, Inc............................       5,849,764
     105,887  US West, Inc............................       9,079,810
     322,620  Verizon Communications..................      16,393,129
    *597,251  Worldcom, Inc...........................      27,398,890
                                                        --------------
                                                           301,497,726
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 9.7%
     *67,648  Apple Computer, Inc.....................       3,543,064
  *1,451,782  Cisco Systems, Inc......................      92,278,893
     354,335  Compaq Computer Corp....................       9,057,688
    *537,378  Dell Computer Corp......................      26,499,453
    *452,902  EMC Corp................................      34,845,148
     *67,220  Gateway, Inc............................       3,814,735
     208,700  Hewlett-Packard Co......................      26,061,413
     369,894  International Business Machines Corp....      40,526,511
     *27,020  Lexmark International, Inc..............       1,817,095
      82,612  Minnesota Mining & Manufacturing Co.....       6,815,490
      53,772  Pitney Bowes, Inc.......................       2,150,880
     *47,579  Seagate Technology, Inc.................       2,616,845
    *124,408  Solectron Corp..........................       5,209,585
                                                        --------------
                                                           255,236,800
                                                        --------------
              CONSTRUCTION -- 0.2%
      12,394  Centex Corp.............................         291,259
      92,737  Halliburton Co..........................       4,376,027
      10,056  Kaufman & Broad Home Corp...............         199,235
      12,593  McDermott International, Inc............         110,976
       8,741  Pulte Corp..............................         189,024
                                                        --------------
                                                             5,166,521
                                                        --------------
              CONSUMER DURABLES -- 0.7%
      57,697  Corning, Inc............................      15,570,978
      19,804  Grainger (W.W.), Inc....................         610,211
      17,978  Johnson Controls, Inc...................         922,496
      41,041  Leggett & Platt, Inc....................         677,177
      55,805  Newell Rubbermaid, Inc..................       1,436,979
      11,679  Owens Corning...........................         108,031
     *30,508  Owens-Illinois, Inc.....................         356,562
                                                        --------------
                                                            19,682,434
                                                        --------------
              CONSUMER NON-DURABLES -- 3.1%
      11,682  Alberto-Culver Co., Class B.............         357,031
      *8,531  Armstrong Holdings, Inc.................         130,631
      49,450  Avon Products, Inc......................       2,200,525
      14,323  Brown-Forman Corp., Class B.............         769,861
      57,639  Cardinal Health, Inc....................       4,265,286
      48,969  Clorox Co. (The)........................       2,194,423
     120,399  Colgate-Palmolive Co....................       7,208,890
      64,531  Eastman Kodak Co........................       3,839,595
      27,222  Ecolab, Inc.............................       1,063,359
     217,835  Gillette Co. (The)......................       7,610,610
      36,100  Hasbro, Inc.............................         543,756
      88,869  Mattel, Inc.............................       1,171,960
      58,925  McKesson HBOC, Inc......................       1,233,742
       9,345  Polaroid Corp...........................         168,794
     273,028  Procter & Gamble Co. (The)..............      15,630,853

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-24 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            CONSUMER NON-DURABLES -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
    *103,362  Safeway, Inc............................  $    4,664,210
      27,452  SuperValu, Inc..........................         523,304
      69,678  SYSCO Corp..............................       2,935,186
     352,171  Tyco International Ltd..................      16,684,101
     119,254  Unilever N.V............................       5,127,922
     139,160  Xerox Corp..............................       2,887,570
                                                        --------------
                                                            81,211,609
                                                        --------------
              CONSUMER SERVICES -- 0.0%
      20,618  H&R Block, Inc..........................         667,508
      12,509  Ryder System, Inc.......................         236,889
                                                        --------------
                                                               904,397
                                                        --------------
              DRUGS -- 8.2%
     323,156  Abbott Laboratories.....................      14,400,639
     *21,431  ALZA Corp...............................       1,267,108
     272,157  American Home Products Corp.............      15,989,224
    *214,223  Amgen, Inc..............................      15,049,166
     *31,000  Biogen, Inc.............................       1,999,500
     411,570  Bristol-Myers Squibb Co.................      23,973,953
     235,560  Eli Lilly & Co..........................      23,526,555
     *43,500  MedImmune, Inc..........................       3,219,000
     479,741  Merck & Co., Inc........................      36,760,154
   1,313,730  Pfizer, Inc.............................      63,059,040
     305,483  Schering-Plough Corp....................      15,426,892
      17,929  Sigma-Aldrich Corp......................         524,423
     *20,312  Watson Pharmaceuticals, Inc.............       1,091,770
                                                        --------------
                                                           216,287,424
                                                        --------------
              ELECTRICAL EQUIPMENT -- 0.6%
      27,030  Allergan, Inc...........................       2,013,735
     *40,500  American Power Conversion...............       1,652,906
      29,563  Danaher Corp............................       1,461,521
     *38,874  KLA-Tencor Corp.........................       2,276,559
      14,031  Mallinckrodt, Inc.......................         609,472
       9,747  Millipore Corp..........................         734,680
      43,564  PE Corp - PE Bidsystems Group...........       2,869,779
      10,053  Tektronix, Inc..........................         743,922
     *36,158  Teradyne, Inc...........................       2,657,613
     *32,614  Thermo Electron Corp....................         686,932
                                                        --------------
                                                            15,707,119
                                                        --------------
              ELECTRONICS -- 11.5%
     *21,737  Adaptec, Inc............................         494,517
     *31,980  Advanced Micro Devices, Inc.............       2,470,455
     *94,112  Agilent Technologies, Inc...............       6,940,760
     *41,600  Altera Corp.............................       4,240,600
     *73,826  Analog Devices, Inc.....................       5,610,776
     *44,900  Broadcom Corp...........................       9,830,294
     *45,400  Conexant Systems, Inc...................       2,207,575
      15,335  Eaton Corp..............................       1,027,445
      89,116  Emerson Electric Co.....................       5,380,379
   2,064,758  General Electric Co.....................     109,432,174
     698,977  Intel Corp..............................      93,444,488
      64,900  Linear Technology Corp..................       4,149,544
     *64,060  LSI Logic Corp..........................       3,467,248
     *59,000  Maxim Integrated Products, Inc..........       4,008,313
      16,384  Maytag Corp.............................         604,160
    *115,732  Micron Technology, Inc..................      10,191,649
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            ELECTRONICS -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      41,031  Molex, Inc..............................  $    1,974,617
     *37,147  National Semiconductor Corp.............       2,108,092
       8,632  National Service Industries, Inc........         168,324
     *27,400  Novellus Systems, Inc...................       1,549,813
      71,023  Ryanair Holdings PLC ADR................       1,367,193
     *30,900  Sanmina Corp............................       2,641,950
     341,320  Texas Instruments, Inc..................      23,444,418
      11,985  Thomas & Betts Corp.....................         229,213
      15,446  Whirlpool Corp..........................         720,170
     *67,230  Xilinx, Inc.............................       5,550,677
                                                        --------------
                                                           303,254,844
                                                        --------------
              ENERGY & SERVICES -- 5.6%
      18,995  Amerada Hess Corp.......................       1,172,941
      26,815  Anadarko Petroleum Corp.................       1,322,315
      23,671  Apache Corp.............................       1,392,151
      14,735  Ashland, Inc............................         516,646
      44,929  Burlington Resources, Inc...............       1,718,534
     136,137  Chevron Corp............................      11,546,119
      44,595  Coastal Corp. (The).....................       2,714,721
     130,543  Conoco, Inc., Class B...................       3,206,462
     152,825  Enron Corp..............................       9,857,213
     726,221  Exxon Mobil Corp........................      57,008,349
      19,800  Kerr-McGee Corp.........................       1,166,963
      77,036  Occidental Petroleum Corp...............       1,622,571
      53,025  Phillips Petroleum Co...................       2,687,705
     *19,700  Rowan Companies, Inc....................         598,388
     447,386  Royal Dutch Petroleum Co................      27,542,201
     118,683  Schlumberger Ltd........................       8,856,719
      18,695  Sunoco, Inc.............................         550,334
     115,101  Texaco, Inc.............................       6,129,128
      30,096  Tosco Corp..............................         852,093
      44,044  Transocean Sedco Forex, Inc.............       2,353,601
      52,621  Union Pacific Resources Group, Inc......       1,157,662
      50,590  Unocal Corp.............................       1,675,794
      65,006  USX-Marathon Group......................       1,629,213
                                                        --------------
                                                           147,277,823
                                                        --------------
              FINANCIAL SERVICES -- 12.8%
      30,988  Aetna, Inc..............................       1,989,042
      58,666  AFLAC, Inc..............................       2,694,969
     160,301  Allstate Corp. (The)....................       3,566,697
     278,392  American Express Co.....................      14,511,183
      54,614  American General Corp...................       3,331,454
     331,366  American International Group, Inc.......      38,935,505
      81,982  AmSouth Bancorporation..................       1,291,217
      53,410  Aon Corp................................       1,659,048
     151,998  Associates First Capital Corp...........       3,391,455
     345,770  Bank of America Corp....................      14,868,110
     153,895  Bank of New York Co., Inc. (The)........       7,156,118
     238,977  Bank One Corp...........................       6,347,827
      72,741  BB&T Corp...............................       1,736,691
      23,340  Bear Stearns Cos., Inc. (The)...........         971,528
      40,943  Capital One Financial Corp..............       1,827,081
     284,171  Charles Schwab Corp. (The)..............       9,555,250
      44,000  Charter One Financial...................       1,012,000
     257,818  Chase Manhattan Corp. (The).............      11,875,742
      37,574  Chubb Corp. (The).......................       2,310,801

_____________________________________ MF-25 ____________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      35,606  CIGNA Corp..............................  $    3,329,161
      34,738  Cincinnati Financial Corp...............       1,092,076
     704,109  Citigroup, Inc..........................      42,422,567
      32,559  Comerica, Inc...........................       1,461,085
      71,727  Conseco, Inc............................         699,338
      23,668  Countrywide Credit Industries, Inc......         717,436
     210,239  Fannie Mae..............................      10,971,848
      64,559  Fifth Third Bancorp.....................       4,083,357
     204,647  First Union Corp........................       5,077,804
     202,365  Firstar Corp............................       4,262,313
     188,068  Fleet Boston Financial Corp.............       6,394,312
      50,921  Franklin Resources, Inc.................       1,546,725
     145,065  Freddie Mac.............................       5,875,133
      32,938  Golden West Financial Corp..............       1,344,282
      98,658  Household International, Inc............       4,100,473
     *34,946  Humana, Inc.............................         170,362
      46,406  Huntington Bancshares, Inc..............         733,795
      22,143  Jefferson-Pilot Corp....................       1,249,696
      90,662  KeyCorp.................................       1,597,918
      25,190  Lehman Brothers Holdings, Inc...........       2,382,029
      42,248  Lincoln National Corp...................       1,526,209
      21,050  Loews Corp..............................       1,263,000
      56,210  Marsh & McLennan Cos., Inc..............       5,870,432
      20,626  MBIA, Inc...............................         993,915
     167,287  MBNA Corp...............................       4,537,660
     102,475  Mellon Financial Corp...................       3,733,933
      81,004  Merrill Lynch & Co., Inc................       9,315,460
      22,156  MGIC Investment Corp....................       1,008,098
      33,872  Morgan (J.P.) & Co., Inc................       3,730,154
     236,068  Morgan Stanley Dean Witter & Co.........      19,652,661
     126,514  National City Corp......................       2,158,645
      46,526  Northern Trust Corp.....................       3,027,098
      28,756  Old Kent Financial Corp.................         769,232
      30,374  Paine Webber Group, Inc.................       1,382,017
      60,690  PNC Financial Services Group............       2,844,844
      15,838  Progressive Corp. (The).................       1,172,012
      29,712  Providian Financial Corp................       2,674,080
      46,129  Regions Financial Corp..................         916,814
      27,728  SAFECO Corp.............................         551,094
      32,724  SLM Holding Corp........................       1,225,105
      35,146  SouthTrust Corp.........................         795,178
      45,518  St. Paul Companies, Inc. (The)..........       1,553,302
      33,625  State Street Corp.......................       3,566,352
      36,877  Summit Bancorp..........................         908,096
      63,448  SunTrust Banks, Inc.....................       2,898,781
      58,934  Synovus Financial Corp..................       1,038,712
      25,195  T. Rowe Price Associates, Inc...........       1,070,788
      28,433  Torchmark Corp..........................         701,940
     156,802  U.S. Bancorp............................       3,018,439
      28,166  Union Planters Corp.....................         786,888
      33,665  UnitedHealth Group, Inc.................       2,886,774
      52,899  UNUMProvident Corp......................       1,061,286
      42,359  Wachovia Corp...........................       2,297,976
     114,543  Washington Mutual, Inc..................       3,307,429
     *12,914  Wellpoint Health Networks, Inc..........         935,458
     336,273  Wells Fargo & Co........................      13,030,579
                                                        --------------
                                                           336,753,869
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
              FOOD, BEVERAGE & TOBACCO -- 3.6%
       7,720  Adolph Coors Co., Class B...............  $      467,060
      94,423  Anheuser-Busch Cos., Inc................       7,052,218
     125,649  Archer-Daniels-Midland Co...............       1,232,931
      57,309  Bestfoods...............................       3,968,648
      88,214  Campbell Soup Co........................       2,569,233
     516,444  Coca-Cola Co. (The).....................      29,663,252
      87,884  Coca-Cola Enterprises, Inc..............       1,433,608
     102,590  ConAgra, Inc............................       1,955,622
      60,796  General Mills, Inc......................       2,325,447
      73,468  Heinz (H.J.) Co.........................       3,214,225
      22,546  Hercules, Inc...........................         317,053
      28,655  Hershey Foods Corp......................       1,389,768
      84,720  Kellogg Co..............................       2,520,420
      68,262  Nabisco Group Holding Corp..............       1,770,546
     300,664  PepsiCo, Inc............................      13,360,757
     477,186  Philip Morris Co., Inc..................      12,675,253
      27,436  Quaker Oats Co. (The)...................       2,061,130
      63,900  Ralston Purina Co.......................       1,274,006
     181,543  Sara Lee Corp...........................       3,506,049
      34,067  UST, Inc................................         500,359
      23,779  Wrigley, (Wm.) Jr. Co...................       1,906,779
                                                        --------------
                                                            95,164,364
                                                        --------------
              FOREST & PAPER PRODUCTS -- 0.7%
      11,170  Bemis Co., Inc..........................         375,591
      11,886  Boise Cascade Corp......................         307,550
      43,020  Fort James Corp.........................         994,838
      35,659  Georgia-Pacific Corp....................         936,049
     100,799  International Paper Co..................       3,005,070
     116,036  Kimberly-Clark Corp.....................       6,657,566
      21,650  Louisiana-Pacific Corp..................         235,444
      21,433  Mead Corp. (The)........................         541,183
     *35,255  Pactiv Corp.............................         277,633
       6,194  Potlatch Corp...........................         205,176
      11,082  Temple-Inland, Inc......................         465,444
      21,126  Westvaco Corp...........................         524,189
      48,568  Weyerhaeuser Co.........................       2,088,424
      23,263  Willamette Industries, Inc..............         633,917
                                                        --------------
                                                            17,248,074
                                                        --------------
              HEALTH SERVICES -- 0.2%
     116,538  HCA Healthcare Corp.....................       3,539,842
     *80,452  HEALTHSOUTH Corp........................         578,249
     *21,249  Manor Care, Inc.........................         148,743
     *65,312  Tenet Healthcare Corp...................       1,763,424
                                                        --------------
                                                             6,030,258
                                                        --------------
              HOTELS & GAMING -- 0.1%
      76,902  Hilton Hotels Corp......................         720,956
      50,010  Marriott International, Inc.............       1,803,486
                                                        --------------
                                                             2,524,442
                                                        --------------
              MACHINERY -- 1.1%
    *168,446  Applied Materials, Inc..................      15,265,419
      68,981  Baker Hughes, Inc.......................       2,207,392
      17,984  Black & Decker Corp.....................         706,996
       4,676  Briggs & Stratton Corp..................         160,153
      72,658  Caterpillar, Inc........................       2,461,290
       8,737  Cummins Engine Co., Inc.................         238,083

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-26 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            MACHINERY -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      48,961  Deere & Co..............................  $    1,811,557
      42,579  Dover Corp..............................       1,727,111
      33,688  Ingersoll-Rand Co.......................       1,355,942
      25,904  Pall Corp...............................         479,224
      23,604  Parker-Hannifin Corp....................         808,437
      18,390  Stanley Works (The).....................         436,763
      12,802  Timken Co. (The)........................         238,437
                                                        --------------
                                                            27,896,804
                                                        --------------
              MEDIA & ENTERTAINMENT -- 3.9%
      13,520  American Greetings Corp.................         256,880
     *70,900  Clear Channel Communications, Inc.......       5,317,500
    *187,400  Comcast Corp., Class A..................       7,589,700
      25,516  Donnelly (R.R.) & Sons Co...............         575,705
      18,596  Dow Jones & Company, Inc................       1,362,157
      55,611  Gannett Co., Inc........................       3,326,233
      15,032  Harcourt General, Inc...................         817,365
     *25,518  Harrah's Entertainment, Inc.............         534,283
      16,164  Knight-Ridder, Inc......................         859,723
      40,741  McGraw-Hill Cos., Inc. (The)............       2,200,014
     127,276  MediaOne Group, Inc.....................       8,416,126
      10,569  Meredith Corp...........................         356,704
      35,467  New York Times Co. (The)................       1,400,947
      39,423  Rockwell International Corp.............       1,241,825
      91,209  Seagram Company Ltd. (The)..............       5,290,122
     274,514  Time Warner, Inc........................      20,863,064
      64,572  Tribune Co..............................       2,260,020
    *318,470  Viacom, Inc., Class B...................      21,715,697
     433,419  Walt Disney Co. (The)...................      16,822,075
                                                        --------------
                                                           101,206,140
                                                        --------------
              MEDICAL INSTRUMENTS &
              SUPPLIES -- 2.1%
      10,467  Bard (C.R.), Inc........................         503,724
      10,887  Bausch & Lomb, Inc......................         842,382
      60,648  Baxter International, Inc...............       4,264,313
      52,515  Becton, Dickinson & Co..................       1,506,524
      24,666  Biomet, Inc.............................         948,099
     *85,147  Boston Scientific Corp..................       1,867,912
      63,984  Guidant Corp............................       3,167,208
     290,180  Johnson & Johnson Co....................      29,562,088
     249,623  Medtronic, Inc..........................      12,434,346
     *17,676  St. Jude Medical, Inc...................         810,887
                                                        --------------
                                                            55,907,483
                                                        --------------
              METALS, MINERALS &
              MINING -- 0.9%
      45,836  Alcan Aluminum Ltd......................       1,420,916
     180,172  Alcoa, Inc..............................       5,224,988
      17,460  Allegheny Technologies, Inc.............         314,280
       6,399  Ball Corp...............................         205,968
      82,570  Barrick Gold Corp.......................       1,501,742
     *27,626  Bethlehem Steel Corp....................          98,418
      19,708  Cooper Industries, Inc..................         641,742
      12,720  Crane Co................................         309,255
      26,799  Crown Cork & Seal Co., Inc..............         401,985
      26,710  Engelhard Corp..........................         455,739
      33,042  Fortune Brands, Inc.....................         762,031
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            METALS, MINERALS &
            MINING -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     *33,533  Freeport-McMoRan Copper &
               Gold, Inc..............................  $      310,180
      54,348  Homestake Mining Co.....................         373,643
      62,942  Illinois Tool Works, Inc................       3,587,694
      37,925  Inco Ltd................................         583,097
      83,487  Lockheed Martin Corp....................       2,071,521
      93,743  Masco Corp..............................       1,693,233
      35,239  Newmont Mining Corp.....................         762,043
      17,784  Nucor Corp..............................         590,207
      16,564  Phelps Dodge Corp.......................         615,974
      68,361  Placer Dome, Inc........................         653,702
      12,314  Snap-On, Inc............................         327,860
      18,688  USX Corp................................         346,896
      21,126  Vulcan Materials Co.....................         901,816
      17,999  Worthington Industries, Inc.............         188,990
                                                        --------------
                                                            24,343,920
                                                        --------------
              RESEARCH & TESTING
              FACILITIES -- 0.0%
      33,925  Dun & Bradstreet Corp. (The)............         971,103
     *24,074  Quintiles Transnational Corp............         340,045
                                                        --------------
                                                             1,311,148
                                                        --------------
              RETAIL -- 5.9%
      88,545  Albertson's, Inc........................       2,944,121
     *27,885  AutoZone, Inc...........................         613,470
     *29,355  Bed Bath & Beyond, Inc..................       1,064,119
     *42,664  Best Buy Co., Inc.......................       2,698,498
      42,355  Circuit City Stores Group...............       1,405,657
     *23,159  Consolidated Stores Corp................         277,908
     *93,238  Costco Wholesale Corp...................       3,076,854
      81,376  CVS Corp................................       3,255,040
      26,030  Darden Restaurants, Inc.................         422,988
      19,548  Dillard's, Inc..........................         239,463
      68,715  Dollar General Corp.....................       1,339,943
     *44,679  Federated Department Stores, Inc........       1,507,916
     177,506  Gap, Inc. (The).........................       5,547,063
       8,125  Great Atlantic & Pacific Tea Co., Inc.
               (The)..................................         135,078
     482,546  Home Depot, Inc. (The)..................      24,097,141
    *100,408  Kmart Corp..............................         684,030
     *68,160  Kohl's Corp.............................       3,791,400
    *174,102  Kroger Co. (The)........................       3,841,125
      89,494  Limited, Inc. (The).....................       1,935,308
       8,328  Longs Drug Store Corp...................         181,134
      79,943  Lowe's Cos., Inc........................       3,282,659
      69,539  May Department Stores Co................       1,668,936
     278,913  McDonald's Corp.........................       9,186,697
      28,157  Nordstrom, Inc..........................         679,288
     *66,121  Office Depot, Inc.......................         413,256
      54,459  Penney (J.C.) Co., Inc..................       1,004,088
      39,030  RadioShack Corp.........................       1,849,046
      54,143  Rite Aid Corp...........................         355,313
      73,639  Sears Roebuck & Co......................       2,402,472
      34,151  Sherman-Williams Co. (The)..............         723,574
    *101,114  Staples, Inc............................       1,554,628
     *37,900  Starbucks Corp..........................       1,447,306

_____________________________________ MF-27 ____________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      95,040  Target Corp.............................  $    5,512,320
      15,400  Tiffany & Co............................       1,039,500
      62,735  TJX Cos., Inc. (The)....................       1,176,281
     *45,207  Toys R Us, Inc..........................         658,320
     *30,930  Tricon Global Restaurants, Inc..........         873,773
     929,797  Wal-Mart Stores, Inc....................      53,579,552
     210,269  Walgreen Co.............................       6,768,033
      23,596  Wendy's International, Inc..............         420,304
      30,284  Winn-Dixie Stores, Inc..................         433,440
                                                        --------------
                                                           154,087,042
                                                        --------------
              RUBBER & PLASTICS
              PRODUCTS -- 0.2%
      15,547  Cooper Tire & Rubber Co.................         172,960
      32,709  Goodyear Tire & Rubber Co. (The)........         654,180
      57,016  NIKE, Inc., Class B.....................       2,269,950
     *11,883  Reebok International Ltd................         189,385
     *17,696  Sealed Air Corp.........................         926,828
      12,188  Tupperware Corp.........................         268,136
                                                        --------------
                                                             4,481,439
                                                        --------------
              SOFTWARE & SERVICES -- 10.2%
     *73,165  3Com Corp...............................       4,216,133
      24,998  Adobe Systems, Inc......................       3,249,740
    *479,320  America Online, Inc.....................      25,284,130
      12,192  Autodesk, Inc...........................         422,910
     130,916  Automatic Data Processing, Inc..........       7,012,188
     *50,779  BMC Software, Inc.......................       1,852,640
     *38,067  Cabletron Systems, Inc..................         961,192
     *30,372  Ceridian Corp...........................         730,826
     *38,772  Citrix Systems, Inc.....................         734,245
     122,701  Computer Associates
               International, Inc.....................       6,280,757
     *34,821  Computer Sciences Corp..................       2,600,693
     *75,163  Compuware Corp..........................         779,816
      15,247  Deluxe Corp.............................         359,257
      97,206  Electronic Data Systems Corp............       4,009,748
      86,098  First Data Corp.........................       4,272,613
      62,119  IMS Health, Inc.........................       1,118,142
     *16,500  Mercury Interactive Corp................       1,596,375
  *1,098,300  Microsoft Corp..........................      87,864,000
     *20,000  NCR Corp................................         778,750
     *68,791  Novell, Inc.............................         636,317
    *592,228  Oracle Corp.............................      49,784,166
     *57,677  Parametric Technology Corp..............         634,447
     *57,492  PeopleSoft, Inc.........................         962,991
     *12,300  Sapient Corp............................       1,315,331
     *41,800  Siebel Systems, Inc.....................       6,836,913
    *331,042  Sun Microsystems, Inc...................      30,104,132
     *65,097  Unisys Corp.............................         947,975
     *81,600  VERITAS Software, Corp..................       9,222,075
    *113,316  Yahoo!, Inc.............................      14,037,020
                                                        --------------
                                                           268,605,522
                                                        --------------
              TRANSPORTATION -- 2.2%
     *31,390  AMR Corp................................         829,873
     189,327  Boeing Co. (The)........................       7,916,235
      18,600  Brunswick Corp..........................         308,063
      89,415  Burlington Northern Santa Fe Corp.......       2,050,957
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            TRANSPORTATION -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
     126,198  Carnival Corp...........................  $    2,460,861
      45,609  CSX Corp................................         966,341
      31,676  Dana Corp...............................         671,135
     117,478  Delphi Automotive Systems Corp..........       1,710,773
      25,557  Delta Air Lines, Inc....................       1,292,226
     *60,389  FedEx Corp..............................       2,294,782
     251,541  Ford Motor Co...........................      10,816,263
      41,949  General Dynamics Corp...................       2,191,835
     111,300  General Motors Corp.....................       6,462,356
      37,033  Genuine Parts Co........................         740,660
      22,558  Goodrich (B.F.) Co. (The)...............         768,382
      63,500  Harley-Davidson, Inc....................       2,444,750
      18,586  ITT Industries, Inc.....................         564,550
      23,360  Kansas City Southern
               Industries, Inc........................       2,071,740
     *12,916  Navistar International Corp.............         401,203
      79,940  Norfolk Southern Corp...................       1,189,108
      14,526  Northrop Grumman Corp...................         962,348
      16,155  PACCAR, Inc.............................         641,152
     *26,922  Sabre Group Corp........................         767,277
     103,542  Southwest Airlines Co...................       1,960,827
      30,089  Textron, Inc............................       1,634,209
      25,595  TRW, Inc................................       1,110,183
      51,807  Union Pacific Corp......................       1,926,573
     *13,933  US Airways Group, Inc...................         543,387
     *27,135  Visteon Corp............................         329,012
                                                        --------------
                                                            58,027,061
                                                        --------------
              UTILITIES -- 2.0%
     *88,642  AES Corp. (The).........................       4,044,291
     *39,414  Allied Waste Industries, Inc............         394,140
      28,747  Ameren Corp.............................         970,211
      67,145  American Electric Power Co., Inc........       1,989,171
     *33,520  C P & L Energy, Inc.....................       1,070,545
      33,318  CINergy Corp............................         847,527
      22,885  CMS Energy Corp.........................         506,331
      16,967  Columbia Energy Group...................       1,113,459
      44,520  Consolidated Edison, Inc................       1,318,905
      31,287  Constellation Energy Group, Inc.........       1,018,783
      49,553  Dominion Resources, Inc.................       2,124,585
      29,873  DTE Energy Co...........................         912,994
      76,641  Duke Energy Corp........................       4,320,636
       5,687  Eastern Enterprises.....................         358,281
      69,431  Edison International....................       1,423,336
      48,242  El Paso Energy Corp.....................       2,457,327
      48,004  Entergy Corp............................       1,305,109
      48,262  FirstEnergy Corp........................       1,128,124
      20,620  Florida Progress Corp...................         966,563
      37,384  FPL Group, Inc..........................       1,850,508
      25,509  GPU, Inc................................         690,337
      24,275  New Century Energies, Inc...............         728,250
     *36,100  Niagara Mohawk Power Corp...............         503,144
       9,754  NICOR, Inc..............................         318,224
      32,702  Northern States Power Co................         660,172
       6,203  ONEOK, Inc..............................         160,890
      35,408  PECO Energy Co..........................       1,427,385
       7,416  Peoples Energy Corp.....................         240,093
      80,351  PG&E Corp...............................       1,978,643
      17,776  Pinnacle West Capital Corp..............         602,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-28 ____________________________________

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
      30,214  PPL Corp................................  $      662,820
      45,214  Public Service Enterprise
               Group, Inc.............................       1,565,535
      61,656  Reliant Energy, Inc.....................       1,822,706
      42,600  Sempra Energy...........................         724,200
     135,426  Southern Co.............................       3,157,119
      55,115  Texas Utilities Co......................       1,625,893
      37,108  Unicom Corp.............................       1,435,616
     129,499  Waste Management, Inc...................       2,460,481
      92,314  Williams Cos., Inc. (The)...............       3,848,340
                                                        --------------
                                                            54,732,836
                                                        --------------
              Total common stocks.....................  $2,621,673,999
                                                        ==============

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 0.5%
              U.S. TREASURY BILLS -- 0.0%
$  1,000,000  5.82% due 09/07/00......................  $      989,330
                                                        --------------
              REPURCHASE AGREEMENT -- 0.5%
  12,681,000  Interest in $320,669,000 joint
              repurchase agreement dated 06/30/00 with
              State Street Bank, 6.436% due 07/03/00;
              maturity amount $12,687,802
              (Collateralized by $151,504,351 U.S.
              Treasury Bonds 8.125% due 05/15/21,
              $171,295,551 U.S. Treasury Inflation-
              Indexed Securities 3.625% due
              05/15/02)...............................      12,681,000
                                                        --------------
              Total short-term securities.............  $   13,670,330
                                                        ==============



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,659,749,410)...........................   99.7% $2,621,673,999
Total short-term securities (cost
 $13,670,330)..............................    0.5      13,670,330
                                             -----  --------------
Total investment in securities (total cost
 $1,673,419,740)...........................  100.2   2,635,344,329
Cash, receivables and other assets.........    0.1       3,874,276
Securities lending collateral..............    2.1      54,357,458
Payable for securities purchased...........   (0.3)    (11,932,888)
Payable for fund shares redeemed...........   (0.0)       (809,683)
Securities lending collateral payable to
 brokers...................................   (2.1)    (54,357,458)
Other liabilities..........................   (0.0)        (13,523)
                                             -----  --------------
Net assets.................................  100.0% $2,626,462,511
                                             =====  ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 637,304,857
 shares outstanding...............................  $  63,730,486
Capital surplus...................................  1,595,695,950
Accumulated undistributed net investment income...      9,767,523
Accumulated net realized loss on investments......     (4,620,493)
Unrealized appreciation of investments............    961,924,589
Unrealized depreciation of futures
 contracts ++.....................................        (35,544)
                                                    -------------
Net assets........................................  $2,626,462,511
                                                    =============

Class IA
Net asset value per share ($2,622,420,196  DIVIDED BY
 636,323,098 shares outstanding) (1,500,000,000 shares
 authorized)..............................................  $4.12
                                                            ====
Class IB
Net asset value per share ($4,042,315  DIVIDED BY 981,759
 shares outstanding) (500,000,000 shares authorized)......  $4.12
                                                            ====

  *  Non-income producing during the period.
 ++ The Fund had 12 Standard & Poor's 500 September 2000 Futures contracts open as of June 30, 2000. These contracts had a value of $4,404,300 as of June 30, 2000 and were collateralized by various U.S. Treasury Bills with a market value of $989,330.

_____________________________________ MF-29 ____________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
ASSET-BACKED SECURITIES -- 1.0%
$     -1,020,000  AESOP Funding II LLC, Series 1997-1A,     $  1,018,878
                   Class A1
                    6.22% due 10/20/01....................
         500,000  Capital Auto Receivables Asset Trust,          496,095
                   Series 1999-2, Class A3
                    6.25% due 03/15/03....................
           6,170  Daimler-Benz Vehicle Owner Trust,                6,170
                   Series 1998-A, Class A2
                    5.23% due 12/20/01....................
         173,305  Ford Credit Auto Owner Trust,                  172,778
                   Series 1999-B, Class A3
                    5.47% due 09/15/01....................
       1,149,043  Ford Credit Auto Owner Trust,                1,145,090
                   Series 1999-D, Class A3
                    6.20% due 04/15/02....................
       1,000,000  SLM Student Loan Trust, Series 2000-2,         999,390
                   Class A1L
                    6.406% due 07/25/08...................
         532,085  USAA Auto Loan Grantor Trust,                  525,339
                   Series 1999-1, Class A
                    6.10% due 02/15/06....................
                                                            ------------
                  Total asset-backed securities...........  $  4,363,740
                                                            ============
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
         200,000  Chase Manhattan Auto Trust,               $    199,128
                   Series 1997-B, Class A5
                    6.60% due 03/15/02....................
       1,500,000  Chase Manhattan Credit Card Master           1,497,420
                   Trust, Series 1996-3, Class A
                    7.04% due 02/15/05....................
        -660,000  GS Mortgage Security Corp. II,                 660,000
                   Series 2000-GSFL, Class A
                    6.80% due 08/15/04....................
         660,000  Honda Auto Lease Trust, Series 1999-A,         655,354
                   Class A5
                    6.65% due 07/15/05....................
         159,025  NewCourt Equipment Trust Securities,           158,883
                   Series 1999-1, Class A2
                    6.31% due 08/20/01....................
        -351,001  SASCO Floating Rate Commercial Mortgage,       351,344
                   Series 1999-C3, Class A
                    7.008% due 11/20/01...................
                                                            ------------
                  Total collateralized mortgage             $  3,522,129
                  obligations.............................
                                                            ============

     SHARES
----------------
COMMON STOCKS -- 50.7%
                  AUSTRALIA -- 0.6%
          42,103  News Corp., Ltd. ADR (Media &
                   Entertainment).........................  $  2,294,455
                  BELGIUM -- 0.5%
           1,900  Compagnie Luxembourgeoise pour
                   l'Audio-Visuel et la Finance
                   (Audiofina) (Media & Entertainment)....       245,878
          42,800  Lernout & Hauspie Speech Products N.V.
                   (Electronics)..........................     1,885,875
                                                            ------------
                                                               2,131,753
                                                            ------------
                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

COMMON STOCKS -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
                  CANADA -- 1.1%
          56,200  Alcan Aluminum Ltd. (Metals, Minerals &
                   Mining)................................  $  1,744,788
           5,400  Nortel Networks Corp.
                   (Communications).......................       374,294
          34,600  Nortel Networks Holdings Corp.
                   (Communications).......................     2,361,450
                                                            ------------
                                                               4,480,532
                                                            ------------
                  CHINA -- 0.7%
          *4,700  China Mobile (Hong Kong) Ltd. ADR
                   (Communications).......................       835,719
         *52,800  China Unicom Ltd. ADR (Software &
                   Services)..............................     1,122,000
         *43,700  PetroChina Co., Ltd. (Energy &
                   Services)..............................       914,969
                                                            ------------
                                                               2,872,688
                                                            ------------
                  CZECH REPUBLIC -- 0.1%
          36,300  Cesky Telecom (Communications)..........       610,766
                                                            ------------
                  FINLAND -- 1.2%
          74,972  Nokia Oyj (Communications)..............     3,841,309
          42,199  UPM-Kymmene Group (Forest & Paper
                   Products)..............................     1,051,739
                                                            ------------
                                                               4,893,048
                                                            ------------
                  FRANCE -- 6.9%
          13,640  Air Liquids S.A. (Chemicals)............     1,786,067
          44,100  Alcatel (Communications)................     2,904,208
          71,857  Aventis S.A. (Drugs)....................     5,265,978
          18,840  AXA (Financial Services)................     2,979,870
          23,240  BNP Paribas (Financial Services)........     2,245,583
           4,579  Canal Plus S.A. (Media &
                   Entertainment).........................       772,531
           4,500  Castorama Dubois Investissement S.A.
                   (Retail)...............................     1,117,235
           6,500  France Telecom S.A. (Communications)....       912,193
           1,400  L'Oreal (Consumer Non-Durables).........     1,217,216
          11,500  Pinault-Printemps - Redoute S.A.
                   (Retail)...............................     2,565,232
           4,782  Thomson Multimedia (Media &
                   Entertainment).........................       310,793
          33,966  Total Fina S.A., B Shares (Energy &
                   Services)..............................     5,229,045
          17,500  Vivendi S.A. (Media & Entertainment)....     1,550,877
                                                            ------------
                                                              28,856,828
                                                            ------------
                  GERMANY -- 4.0%
          52,941  BASF AG (Chemicals).....................     2,156,817
         106,200  Bayerische Motoren Werke (BMW) AG
                   (Transportation).......................     3,247,489
          21,200  Deutsche Bank AG (Financial Services)...     1,779,199
         *12,000  Infineon Technologies AG (Software &
                   Services)..............................       982,362
          23,647  Linde AG (Machinery)....................       958,846
          45,700  RWE AG (Utilities)......................     1,557,357
           2,457  SAP AG (Software & Services)............       461,159
          37,316  Siemens AG (Electronics)................     5,608,847
                                                            ------------
                                                              16,752,076
                                                            ------------
                  HONG KONG -- 1.2%
         271,000  Cheung Kong (Holdings) Ltd. (Real
                   Estate)................................     2,998,544
         454,800  Hong Kong Telecommunications
                   (Communications).......................     1,000,614

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-30 ____________________________________

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

COMMON STOCKS -- (CONTINUED)
             HONG KONG -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
         116,000  Sun Hung Kai Properties (Real Estate)...  $    833,351
                                                            ------------
                                                               4,832,509
                                                            ------------
                  INDIA -- 0.3%
          29,900  ICICI Ltd. (Financial Services).........       560,625
         -39,200  Videsh Sanchar Nigam Ltd.
                   (Communications).......................       612,500
                                                            ------------
                                                               1,173,125
                                                            ------------
                  IRELAND -- 0.2%
          87,014  Allied Irish Banks PLC (Financial
                   Services)..............................       784,060
                                                            ------------
                  ITALY -- 1.8%
          70,370  Mediaset S.p.A. (Media &
                   Entertainment).........................     1,079,295
         119,900  San Paolo - IMI S.p.A. (Financial
                   Services)..............................     2,136,638
         262,500  Telecom Italia Mobile S.p.A.
                   (Communications).......................     2,692,437
         105,444  Telecom Italia S.p.A. (Communications)..     1,455,515
                                                            ------------
                                                               7,363,885
                                                            ------------
                  JAPAN -- 10.2%
         144,000  Asahi Glass Co., Ltd. (Consumer
                   Durables)..............................     1,612,831
          37,000  Canon, Inc. (Computers & Office
                   Equipment).............................     1,846,476
          92,000  Dai Nippon Printing Co., Ltd. (Media &
                   Entertainment).........................     1,625,194
          64,000  Fujisawa Pharmaceutical Co. (Drugs).....     2,595,048
          25,000  Hoya Corp. (Medical Instruments &
                   Supplies)..............................     2,244,770
          33,400  Matsumotokiyoshi Co., Ltd. (Retail).....     3,510,423
           7,000  Matsushita Communication Industrial Co.,
                   Ltd. (Communications)..................       819,081
          53,000  Minebea Co., Ltd. (Electronics).........       666,248
         108,000  Mitsubishi Electric Corp.
                   (Electronics)..........................     1,171,855
          83,000  NEC Corp. (Electronics).................     2,612,345
         147,000  Nikko Securities Co., Ltd. (Financial
                   Services)..............................     1,458,864
             217  Nippon Telegraph & Telephone Corp.
                   (Communications).......................     2,891,925
              39  NTT Mobile Communication Network, Inc.
                   (Media & Entertainment)................     1,057,924
          78,000  Omron Corp. (Electrical Equipment)......     2,123,221
          21,000  Promise Co., Ltd. (Financial
                   Services)..............................     1,663,303
         106,000  Ricoh Co., Ltd. (Media &
                   Entertainment).........................     2,249,212
          11,000  Softbank Corp. (Software & Services)....     1,497,143
          13,800  Sony Corp. (Media & Entertainment)......     1,291,286
          46,000  Takeda Chemical Industries Ltd.
                   (Drugs)................................     3,026,044
         135,000  Tokyo Style Co., Ltd. (Apparel &
                   Textile)...............................     1,275,974
         195,000  Toshiba Corp. (Computers & Office
                   Equipment).............................     2,206,160
          14,400  Uni-Charm Corp. (Consumer Non-
                   Durables)..............................       873,787
          36,000  Yamanouchi Pharmaceuticals Co., Ltd.
                   (Drugs)................................     1,970,104
                                                            ------------
                                                              42,289,218
                                                            ------------
                  MEXICO -- 0.8%
        *681,200  Cifra S.A. de CV (Retail)...............  $  1,598,641
                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

             MEXICO -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
          22,700  Fomento Economico Mexicano S.A. de C.V.
                   (Food, Beverage & Tobacco).............       977,519
         *13,800  Grupo Financiero - Banacci (Financial
                   Services)..............................        58,883
          12,200  Telefonos de Mexico S.A. ADR
                   (Communications).......................       696,925
                                                            ------------
                                                               3,331,968
                                                            ------------
                  NETHERLANDS -- 3.8%
         *64,500  Aegon N.V. (Financial Services).........     2,304,366
           6,157  Heineken N.V. (Food, Beverage &
                   Tobacco)...............................       376,255
          42,191  ING Groep N.V. (Financial Services).....     2,863,423
          24,600  Koninklijke KPN N.V. (Communications)...     1,104,783
          74,240  Koninklijke Philips Electronics N.V.
                   (Electronics)..........................     3,515,583
          62,500  Royal Dutch Petroleum Co. (Energy &
                   Services)..............................     3,900,259
           8,600  Royal Dutch Petroleum Co. ADR (Energy &
                   Services)..............................       529,438
          12,600  STMicroelectronics N.V. (Electronics)...       797,163
          22,200  United Pan-Europe Communications N.V.
                   ADR (Media & Entertainment)............       599,400
                                                            ------------
                                                              15,990,670
                                                            ------------
                  SINGAPORE -- 0.3%
         131,250  Overseas-Chinese Banking Corp., Ltd.
                   (Financial Services)...................       903,352
         103,922  Overseas Union Bank Ltd. (Financial
                   Services)..............................       402,710
                                                            ------------
                                                               1,306,062
                                                            ------------
                  SOUTH KOREA -- 1.0%
           6,940  Korea Telecom Corp.(Communications).....       611,225
          11,880  Korea Telecom Corp. ADR
                   (Communications).......................       574,695
           8,810  Samsung Electronics (Electronics).......     2,915,627
                                                            ------------
                                                               4,101,547
                                                            ------------
                  SPAIN -- 3.0%
          47,500  Banco Popular Espanol S.A. (Financial
                   Services)..............................     1,475,268
         264,900  Banco Santander Central Hispano S.A.
                   (Financial Services)...................     2,805,929
         139,900  Endesa S.A. (Utilities).................     2,721,023
          20,200  Endesa S.A. ADR (Utilities).............       393,900
         *-5,167  Groupo Prisa S.A. (Media &
                   Entertainment).........................       120,359
         108,200  Repsol YPF S.A. (Energy & Services).....     2,162,548
          46,561  Telefonica S.A. (Communications)........     2,982,814
                                                            ------------
                                                              12,661,841
                                                            ------------
                  SWEDEN -- 1.3%
         273,430  Skandinaviska Enskilda, Class A
                   (Financial Services)...................     3,257,819
         111,240  Telefonaktiebolaget LM Ericsson AB
                   (Communications).......................     2,213,201
                                                            ------------
                                                               5,471,020
                                                            ------------
                  SWITZERLAND -- 1.7%
             690  Holderbank Financiere Glarus AG (Bearer)
                   (Consumer Durables)....................       848,675
           2,565  Nestle S.A. (Food, Beverage & Tobacco)..  $  5,150,301

_____________________________________ MF-31 ____________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------

COMMON STOCKS -- (CONTINUED)
             SWITZERLAND -- (CONTINUED)

                                                               MARKET
     SHARES                                                    VALUE
----------------                                            ------------
             690  Novartis AG (Drugs).....................     1,096,488
                                                            ------------
                                                               7,095,464
                                                            ------------
                  THAILAND -- 0.2%
         *17,000  Siam Cement Co. (Consumer Durables).....       318,991
        *747,367  Siam Commercial Bank (Financial
                   Services)..............................        87,636
        *478,600  Thai Farmers Bank (Financial Services)..       402,659
                                                            ------------
                                                                 809,286
                                                            ------------
                  UNITED KINGDOM -- 9.8%
         132,300  Abbey National PLC (Financial
                   Services)..............................     1,582,281
          78,900  AstraZeneca Group PLC ADR (Drugs).......     3,686,123
          82,400  Barclays PLC (Financial Services).......     2,045,823
         464,980  BP Amoco PLC (Energy & Services)........     4,462,934
         468,636  British Airways PLC (Transportation)....     2,697,751
         267,900  British American Tobacco PLC (Food,
                   Beverage & Tobacco)....................     1,792,635
         146,844  Cable & Wireless PLC (Utilities)........     2,494,285
         *49,446  COLT Telecom Group PLC
                   (Communications).......................     1,643,095
          51,200  III Group PLC (Financial Services)......     1,051,058
         348,800  Invensys PLC (Electrical Equipment).....     1,308,239
          56,533  Lloyds TSB Group PLC (Financial
                   Services)..............................       535,764
         107,300  Marconi PLC (Communications)............     1,394,559
         174,215  Prudential Corp. PLC (Financial
                   Services)..............................     2,553,040
         108,370  Psion PLC GBP (Software & Services).....     1,044,250
         587,600  Smith & Nephew PLC (Medical
                   Instruments & Supplies)................     2,134,961
          64,400  SmithKline Beecham PLC (Drugs)..........       846,257
          24,700  SmithKline Beecham PLC ADR, Class A
                   (Drugs)................................     1,610,131
         176,880  Standard Chartered PLC (Financial
                   Services)..............................     2,199,800
         244,200  Tomkins PLC (Food, Beverage &
                   Tobacco)...............................       787,449
       1,059,264  Vodafone AirTouch PLC
                   (Communications).......................     4,297,699
         109,900  Williams PLC (Business Services)........       636,394
                                                            ------------
                                                              40,804,528
                                                            ------------
                  Total common stocks.....................  $210,907,329
                                                            ============
   PRINCIPAL
     AMOUNT
   (IN LOCAL
   CURRENCY)
----------------
CORPORATE NOTES -- 5.5%
                  AUSTRALIA -- 0.2%
$      1,000,000  National Australia Bank (Financial
                   Services)
                    6.098% due 02/12/02...................  $    997,651
                  GERMANY -- 0.6%
$      1,500,000  Bayerische Hypo Vereinsbank AG
                   (Financial Services)
                    7.25% due 05/14/01....................     1,500,900

   PRINCIPAL
     AMOUNT
   (IN LOCAL                                                   MARKET
   CURRENCY)                                                   VALUE
----------------                                            ------------
CORPORATE NOTES -- (CONTINUED)
                  GERMANY -- (CONTINUED)
-      1,900,000  Toyota Motor Credit Corp. (Financial
                   Services)
                    5.375% due 12/28/01...................  $    930,525
                                                            ------------
                                                               2,431,425
                                                            ------------
                  JAPAN -- 1.0%
-    460,000,000  KFW International Finance, Inc.
                   (Financial Services)
                    1.00% due 12/20/04....................     4,368,199
                                                            ------------
                  NETHERLANDS -- 0.2%
$        750,000  Bank Nederlandse Gemeenten N.V.
                   (Financial Services)
                    3.25% due 07/16/01....................       721,268
                                                            ------------
                  SWEDEN -- 0.4%
$      1,500,000  Svenska Handelsbanken (Financial
                   Services)
                    6.60% due 03/07/01....................     1,494,062
                                                            ------------
                  UNITED KINGDOM -- 0.6%
-        525,000  British Gas PLC (Energy & Services)
                    5.3.75% due 12/07/09..................       707,814
-      1,100,000  European Investment Bank (Financial
                   Services)
                    7.625% due 12/07/06...................     1,760,910
                                                            ------------
                                                               2,468,724
                                                            ------------
                  UNITED STATES OF AMERICA -- 2.5%
$        700,000  American General Finance Corp.
                   (Financial Services)
                    6.875% due 12/14/01...................       694,655
-        500,000  Federal Home Loan Bank (Financial
                   Services)
                    5.625% due 06/10/03...................       738,669
-      1,300,000  Federal Home Loan Mortgage Association
                   (Financial Services)
                    5.50% due 12/07/03....................     1,906,468
-        705,000  General Electric Capital Corp.
                   (Financial Services)
                    5.125% due 01/12/04...................     1,015,210
$        341,000  General Electric Capital Corp.
                   (Financial Services)
                    7.375% due 05/09/01...................       341,273
$      1,000,000  General Electric Capital Corp.
                   (Financial Services)
                    7.38% due 05/23/01....................     1,001,525
-        350,000  General Motors Acceptance Corp.
                   (Financial Services)
                    6.875% due 09/09/04...................       531,109
$      1,550,000  International Bank for Reconstruction &
                   Development (Financial Services)
                    5.625% due 04/23/01...................     1,531,555
$        816,000  Morgan Guaranty Trust (Financial
                   Services)
                    6.375% due 03/26/01...................       810,737
$        800,000  Wells Fargo & Co. (Financial Services)
                    6.35% due 09/15/01....................       801,139
$      1,230,000  Worldcom, Inc. (Communications)
                    6.125% due 08/15/01...................     1,214,418
                                                            ------------
                                                              10,586,758
                                                            ------------
                  Total corporate notes...................  $ 23,068,086
                                                            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-32 ____________________________________

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.2%
$        750,000  Daimler Chrysler Auto Trust,
                   Series 2000-A, Class A2
                    6.76% due 01/06/03....................  $    747,435
                                                            ------------
                  Total enhanced equipment trust
                  certificates............................  $    747,435
                                                            ============
   PRINCIPAL
     AMOUNT
   (IN LOCAL
   CURRENCY)
----------------
FOREIGN GOVERNMENT BONDS -- 20.4%
-     17,800,000  Denmark Kingdom
                    7.00% due 07/15/04....................  $  2,387,925
-      4,000,000  Deutschland Republic
                    4.50% due 07/04/09....................     3,639,187
-      4,000,000  Deutschland Republic
                    6.00% due 02/16/06....................     3,988,497
-      3,200,000  Deutschland Republic
                    6.25% due 01/04/24....................     3,325,154
-      5,000,000  Deutschland Republic
                    6.875% due 05/12/05...................     5,146,665
-      4,000,000  Finland Republic
                    5.75% due 02/23/11....................     3,935,966
-      3,000,000  France BTAN
                    3.00% due 07/12/01....................     2,821,127
-      6,000,000  France BTAN
                    4.50% due 07/12/03....................     5,663,536
-      7,000,000  France BTAN
                    5.75% due 02/23/11....................     6,325,968
-      5,750,000  France O.A.T.
                    6.00% due 10/25/25....................     5,726,851
-    750,000,000  Hellenic Republic
                    6.50% due 01/11/14....................     2,190,231
-        381,000  Iceland Republic
                    8.75% due 05/12/03....................       604,684
-      5,700,000  Italy BTPS
                    4.00% due 07/15/04....................     5,216,986
-      1,750,000  Italy BTPS
                    4.50% due 05/01/09....................     1,558,762
-      7,500,000  Italy BTPS
                    4.75% due 07/01/05....................     7,016,871
-        568,102  Italy BTPS
                    6.50% due 11/01/27....................       585,201
-    473,900,000  JAPAN #213
                    1.40% due 06/22/09....................     4,334,466
-    310,000,000  JAPAN #215
                    1.90% due 09/21/09....................     2,977,481
-    260,000,000  JAPAN #184
                    2.90% due 12/20/05....................     2,665,576
-     12,200,000  Norway Kingdom
                    5.50% due 05/15/09....................     1,362,381
-      4,290,000  Republic of South Africa
                    13.00% due 08/31/10...................       592,496
-      9,000,000  Spanish Kingdom
                    4.25% due 07/30/02....................     8,484,951
-     10,500,000  Sweden Kingdom #1034
                    9.00% due 04/20/09....................     1,503,627
-        900,000  U.K. Treasury Gilt
                    5.75% due 12/07/09....................     1,422,460
-        800,000  U.K. Treasury Gilt
                    7.75% due 09/08/06....................     1,346,038
                                                            ------------
                  Total foreign government bonds..........  $ 84,823,087
                                                            ============

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
U.S. TREASURIES & FEDERAL AGENCIES -- 1.8%
                  FEDERAL HOME LOAN MORTGAGE ASSOCIATION
                  -- 0.9%
$      1,099,950    7.00% due 09/01/29 - 01/01/30.........  $  1,062,971
       2,744,619    7.11% due 10/15/29....................     2,808,374
                                                            ------------
                                                               3,871,345
                                                            ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                  -- 0.6%
       2,368,062    7.50% due 10/15/29....................     2,352,898
                                                            ------------
                  U.S. TREASURY BONDS -- 0.1%
         575,000    6.50% due 02/15/10....................       594,586
                                                            ------------
                  U.S. TREASURY NOTES -- 0.2%
         910,000    5.50% due 01/31/03....................       890,947
                                                            ------------
                  Total U.S. treasuries & federal
                  agencies................................  $  7,709,776
                                                            ============
SHORT-TERM SECURITIES -- 21.3%
                  COMMERCIAL PAPER -- 4.4%
       4,500,000  British Telecommunications
                    6.18% due 11/15/00....................  $  4,395,712
       1,500,000  Delaware Funding
                    6.744% due 07/24/00...................     1,494,208
       1,500,000  du Pont (E.I.) de Nemours & Co.
                    6.53% due 07/17/00....................     1,496,118
       2,200,000  Falcon Asset Security
                    6.746% due 07/14/00...................     2,195,563
       1,450,000  Falcon Asset Security
                    6.795% due 08/25/00...................     1,435,847
       2,000,000  France Telecom S.A.
                    6.716% due 07/12/00...................     1,996,710
       1,500,000  Halifax PLC
                    6.803% due 09/06/00...................     1,482,125
       1,500,000  Island Finance
                    6.769% due 07/24/00...................     1,494,216
       2,200,000  Scripps (E.W.) Co. (The)
                    6.16% due 07/18/00....................     2,194,353
                                                            ------------
                                                              18,184,852
                                                            ------------
                  CORPORATE BONDS -- 2.5%
         670,000  Bayerische Hypo Vereinsbank AG
                    6.375% due 09/06/00...................       668,398
       1,000,000  Columbia/HCA Healthcare Corp.
                    5.89% due 12/15/00....................       995,888
       2,000,000  General Motors Acceptance Corp.
                    6.90% due 07/05/00....................     2,000,000
       1,734,000  Inter-American Development Bank
                    6.375% due 08/01/09...................     1,732,476
         844,000  International Bank for Reconstruction &
                   Development
                    6.00% due 08/22/00....................       842,734
       1,000,000  KFW International Finance, Inc.
                    5.75% due 12/01/00....................       993,315
       3,000,000  Prudential Funding Corp.
                    6.13% due 12/21/00....................     2,998,500
         300,000  Statoil
                    6.25% due 10/10/00....................       299,311
                                                            ------------
                                                              10,530,622
                                                            ------------
                  U.S. TREASURY BILLS -- 0.4%
       1,800,000    5.57% due 07/27/00....................     1,793,316
                                                            ------------

_____________________________________ MF-33 ____________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------

SHORT-TERM SECURITIES -- (CONTINUED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
----------------                                            ------------
                  REPURCHASE AGREEMENT -- 14.0%
$     58,138,000  Interest in $2,066,447,000 joint
                  repurchase agreement dated 06/30/00 with
                  State Street Bank, 6.598% due 07/03/00;
                  maturity amount $58,169,967
                  (Collateralized by $125,835,832 U.S.
                  Treasury Notes 5.50% - 7.875% due
                  08/31/01 - 11/15/04, $1,943,730,718 U.S.
                  Treasury Bonds 5.25% - 10.625% due
                  08/15/15 - 02/15/29)....................  $ 58,138,000
                                                            ------------
                  Total short-term securities.............  $ 88,646,790
                                                            ============


DIVERSIFICATION OF NET ASSETS:
Total asset-backed securitities (cost
 $4,375,885).................................    1.0% $ 4,363,740
Total collateralized mortgage obligations
 (cost $3,518,080)...........................    0.8    3,522,129
Total common stocks (cost $186,246,407)......   50.7  210,907,329
Total corporate notes (cost $23,850,678).....    5.5   23,068,086
Total enhanced equipment trust certificates
 (cost $747,736).............................    0.2      747,435
Total foreign government bonds (cost
 $86,443,074)................................   20.4   84,823,087
Total U.S. treasuries & federal agencies
 (cost $7,654,083)...........................    1.8    7,709,776
Total short-term securities (cost
 $88,651,404)................................   21.3   88,646,790
                                               -----  -----------
Total investment in securities (total cost
 $401,487,347)...............................  101.7  423,788,372
Cash, receivables and other assets...........    3.7   15,534,136
Securities lending collateral................    2.7   11,048,701
Payable for securities purchased.............   (4.3) (18,309,045)
Payable for fund shares redeemed.............   (0.9)  (3,658,025)
Securities lending collateral payable to
 brokers.....................................   (2.7) (11,048,701)
Other liabilities............................   (0.2)  (1,323,865)
                                               -----  -----------
Net assets...................................  100.0% $416,031,573
                                               =====  ===========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
 750,000,000 shares authorized; 327,683,375
 shares outstanding..........................  $32,768,338
Capital surplus..............................  336,472,756
Accumulated undistributed net investment
 income......................................    4,010,344
Accumulated undistributed net realized gain
 on investments..............................   23,850,123
Unrealized appreciation of investments.......   22,301,024
Unrealized depreciation of futures
 contracts -.................................     (111,273)
Unrealized depreciation of forward foreign
 currency contracts (See Note 2)w............   (3,263,767)
Unrealized appreciation of other assets and
 liabilities in foreign currencies...........        4,028
                                               -----------
Net assets, applicable to shares
 outstanding.................................  $416,031,573
                                               ===========

Class IA
Net asset value per share ($414,486,740  DIVIDED BY
 326,465,403 shares outstanding) (562,500,000 shares
 authorized)...............................................  $1.27
                                                             ====
Class IB
Net asset value per share ($1,544,833  DIVIDED BY 1,217,972
 shares outstanding) (187,500,000 shares authorized).......  $1.27
                                                             ====


DIVERSIFICATION BY INDUSTRY:
Apparel & Textile............................    0.3% $ 1,275,974
Business Services............................    0.2      636,394
Chemicals....................................    0.9    3,942,884
Communications...............................    8.9   36,831,008
Computers & Office Equipment.................    1.0    4,052,636
Consumer Durables............................    0.7    2,780,497
Consumer Non-Durables........................    0.5    2,091,003
Drugs........................................    4.8   20,096,174
Electrical Equipment.........................    0.8    3,431,460
Electronics..................................    4.6   19,173,542
Energy & Services............................    4.1   17,199,192
Financial Services...........................    9.2   38,137,955
Food, Beverage & Tobacco.....................    2.2    9,084,159
Forest & Paper Products......................    0.3    1,051,739
Machinery....................................    0.2      958,846
Media & Entertainment........................    3.2   13,197,204
Medical Instruments & Supplies...............    1.1    4,379,731
Metals, Minerals & Mining....................    0.4    1,744,788
Real Estate..................................    0.9    3,831,895
Retail.......................................    2.1    8,791,531
Software & Services..........................    1.2    5,106,914
Transportation...............................    1.4    5,945,239
Utilities....................................    1.7    7,166,564
                                               -----  -----------
Total common stocks..........................   50.7% $210,907,329
                                               =====  ===========
Communications...............................    0.3% $ 1,214,418
Energy & Services............................    0.2      707,814
Financial Services...........................    5.0   21,145,854
                                               -----  -----------
Total corporate notes........................    5.5% $23,068,086
                                               =====  ===========

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $2,763,081 or 0.7% of net assets.
  -  German Mark
  -  Danish Krone
  -  Euro
  -  British Pound
  -  Greek Drachma
  -  Japanese Yen
  -  Norwegian Kroner
  -  Swedish Krona
  -  South African Rand
  -  U.S. Dollars

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-34 ____________________________________

- The Fund had 28 September 2000 NEW FTSE 100 Index future contracts, 1 September 2000 S&P/Toronto Stock Exchange 60 Index futures contracts, 3 September 2000 ASX All Ordinaries Share Price Index futures contracts, 5 September 2000 TSE 5 year JGB Index futures contracts, 16 September 2000 TSE 10 year JGB Index futures contracts, 23 September 2000 TSE Tokyo Price Index futures contracts, 68 July 2000 OMX Index futures contracts, 125
  September 2000 Dow Jones Euro STOXX 50 Index futures contracts open as of June 30, 2000. These contracts had a market value of $39,099,183 as of June 30, 2000, and were collateralized by various U.S. Treasury obligations with a market value of $1,793,316.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                                                      UNREALIZED
                               TOTAL        AGGREGATE    DELIVERY    APPRECIATION
DESCRIPTION                 MARKET VALUE   FACE VALUE      DATE     (DEPRECIATION)
-----------                 ------------   -----------   --------   --------------
Australian Dollar (Buy)     $   135,541    $   135,536   09/29/00    $         5
Australian Dollar (Buy)       1,111,576      1,121,506   09/29/00         (9,930)
British Pounds (Buy)          2,770,011      2,762,390   09/15/00          7,621
British Pounds (Buy)            533,155        532,645   07/05/00            510
British Pounds (Buy)          1,048,267      1,052,076   07/06/00         (3,809)
British Pounds (Sell)        10,254,553      9,968,610   11/30/00       (285,943)
British Pounds (Sell)           226,385        226,828   07/07/00            443
British Pounds (Sell)           342,479        339,018   07/03/00         (3,461)
Canadian Dollars (Buy)           81,088         81,331   09/15/00           (243)
Danish Krone (Sell)           2,434,327      2,443,427   08/14/00          9,100
EURO (Buy)                    1,554,917      1,497,779   07/18/00         57,138
EURO (Buy)                      467,372        445,415   07/18/00         21,957
EURO (Buy)                        1,431          1,401   07/17/00             30
EURO (Buy)                    1,173,125      1,161,858   07/17/00         11,267
EURO (Buy)                    2,009,572      2,002,577   07/17/00          6,995
EURO (Buy)                      663,340        659,682   07/17/00          3,658
EURO (Buy)                    2,753,282      2,749,461   10/03/00          3,821
EURO (Buy)                      445,450        444,503   07/31/00            947
EURO (Sell)                   6,512,273      6,188,216   07/17/00       (324,057)
EURO (Sell)                  54,556,503     52,152,896   07/17/00     (2,403,607)
EURO (Sell)                     591,331        565,279   07/17/00        (26,052)
EURO (Sell)                   1,146,420      1,081,487   07/17/00        (64,933)
EURO (Sell)                   2,431,134      2,378,141   07/17/00        (52,993)
EURO (Sell)                  11,481,960     11,245,800   09/08/00       (236,160)
EURO (Sell)                   4,006,746      4,015,484   07/17/00          8,738
EURO (Sell)                   1,468,883      1,481,326   07/18/00         12,443
EURO (Sell)                     878,182        859,320   07/31/00        (18,862)
EURO (Sell)                     794,066        789,287   07/05/00         (4,779)
EURO (Sell)                   1,368,966      1,377,481   09/05/00          8,515
EURO (Sell)                     805,221        790,112   07/03/00        (15,109)
Hong Kong Dollar (Sell)         305,090        305,071   07/03/00            (19)
Israeli Shekel (Buy)            681,846        683,093   09/22/00         (1,247)
Israeli Shekel (Buy)            730,549        727,096   09/22/00          3,453
Israeli Shekel (Sell)           754,901        751,479   09/22/00         (3,422)
Isreali Shekel (Buy)            673,079        688,247   09/22/00        (15,168)
Japanese Yen (Buy)            3,373,509      3,307,541   09/07/00         65,968
Japanese Yen (Buy)               42,155         42,252   07/03/00            (97)
Japanese Yen (Sell)             883,786        890,975   08/09/00          7,189
Japanese Yen (Sell)             952,155        958,186   08/09/00          6,031
Japanese Yen (Sell)             666,414        669,234   08/09/00          2,820
Japanese Yen (Sell)           1,108,007      1,117,220   07/05/00          9,213
Japanese Yen (Sell)           5,374,778      5,417,673   09/05/00         42,895
Japanese Yen (Sell)           1,071,853      1,069,065   07/05/00         (2,788)
South African Rand (Buy)         20,258         20,163   07/03/00             95
Swedish Krona (Buy)           1,059,325      1,071,808   07/28/00        (12,483)
Swedish Krona (Sell)          1,554,978      1,495,087   07/19/00        (59,891)
Swedish Krona (Sell)          1,407,229      1,392,766   07/05/00        (14,463)
Swiss Franc (Buy)                19,878         19,830   07/05/00             48
Swiss Franc (Buy)               970,304        965,001   07/03/00          5,303
Thai Baht (Sell)                741,195        740,741   08/22/00           (454)
                                                                     -----------
                                                                     $(3,263,767)
                                                                     ===========

_____________________________________ MF-35 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
ASSET-BACKED SECURITIES -- 0.3%
$         -43,000,000  AESOP Funding II LLC, Series 1998-1,
                        Class A
                         6.14% due 05/20/06....................  $   40,739,920
                                                                 --------------
                       Total asset-backed securities...........  $   40,739,920
                                                                 ==============
COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.5%
           18,000,000  Asset Securitization Corp.,
                        Series 1997-D4, Class A1D
                         7.49% due 04/14/29....................  $   18,016,272
           10,000,000  Asset Securitization Corp.,
                        Series 1997-D5, Class A1E
                         6.93% due 02/14/41....................       9,368,660
           25,000,000  Chase Commercial Mortgage Securities
                        Corp., Series 1997-1, Class A2
                         7.37% due 02/19/07....................      24,967,075
           17,225,000  First Union - Lehman Brothers Commercial
                        Mortgage Trust, Series 1997-C1,
                        Class A3
                         7.38% due 04/18/07....................      17,232,596
                                                                 --------------
                       Total commercial mortgage backed
                       securities..............................  $   69,584,603
                                                                 ==============
       SHARES
---------------------
COMMON STOCKS -- 61.0%
                       AEROSPACE & DEFENSE -- 1.0%
             *450,000  General Motors, Class H.................  $   39,487,500
            1,650,000  United Technologies Corp................      97,143,750
                                                                 --------------
                                                                    136,631,250
                                                                 --------------
                       BUSINESS SERVICES -- 0.1%
            1,256,050  ServiceMaster Co. (The).................      14,287,569
                                                                 --------------
                       CHEMICALS -- 2.0%
            2,550,000  Dow Chemical Co. (The)..................      76,978,125
              520,500  du Pont (E.I.) de Nemours & Co..........      22,771,875
            2,404,000  Pharmacia Corp..........................     124,256,750
            1,400,000  Praxair, Inc............................      52,412,500
                                                                 --------------
                                                                    276,419,250
                                                                 --------------
                       COMMUNICATIONS -- 6.6%
            2,780,000  AT&T Corp...............................      87,917,500
              *50,000  COLT Telecom Group PLC..................       1,661,504
           *2,385,900  Global Crossing Ltd.....................      62,778,994
            2,400,000  Lucent Technologies, Inc................     142,200,000
            2,200,000  Motorola, Inc...........................      63,937,500
               20,000  Nippon Telegraph & Telephone Corp.
                        ADR....................................      13,675,000
              500,000  Nortel Networks Holdings Corp...........      34,125,000
            4,125,000  SBC Communications, Inc.................     178,406,250
             *400,000  Sprint PCS Group........................      23,800,000
             *300,000  Tellabs, Inc............................      20,531,250
            1,800,000  Verizon Communications..................      91,462,500
           *4,300,000  Worldcom, Inc...........................     197,262,500
                                                                 --------------
                                                                    917,757,998
                                                                 --------------
                       COMPUTERS & OFFICE
                       EQUIPMENT -- 6.1%
           *4,551,300  Cisco Systems, Inc......................     289,292,006
           *1,750,000  Dell Computer Corp......................      86,296,875
                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
              COMPUTERS & OFFICE
              EQUIPMENT -- (CONTINUED)

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------
           *1,600,000  EMC Corp................................  $  123,100,000
              750,000  Hewlett-Packard Co......................      93,656,250
            1,540,000  International Business Machines Corp....     168,726,250
           *2,000,000  Solectron Corp..........................      83,750,000
                                                                 --------------
                                                                    844,821,381
                                                                 --------------
                       CONSUMER NON-DURABLES -- 3.7%
            1,700,000  Cardinal Health, Inc....................     125,800,000
            1,400,000  Gillette Co. (The)......................      48,912,500
            1,375,000  Procter & Gamble Co. (The)..............      78,718,750
           *3,614,000  Safeway, Inc............................     163,081,750
            2,000,000  Tyco International Ltd..................      94,750,000
                                                                 --------------
                                                                    511,263,000
                                                                 --------------
                       DRUGS -- 4.8%
            2,410,000  Abbott Laboratories.....................     107,395,625
            3,100,000  American Home Products Corp.............     182,125,000
            1,050,000  Bristol-Myers Squibb Co.................      61,162,500
            2,320,000  Merck & Co., Inc........................     177,770,000
            3,024,925  Pfizer, Inc.............................     145,196,400
                                                                 --------------
                                                                    673,649,525
                                                                 --------------
                       ELECTRICAL EQUIPMENT -- 0.8%
           *1,444,100  Teradyne, Inc...........................     106,141,350
                                                                 --------------
                       ELECTRONICS -- 5.7%
            5,400,000  General Electric Co.....................     286,200,000
            1,933,900  Intel Corp..............................     258,538,256
           *1,100,000  Micron Technology, Inc..................      96,868,750
            1,800,000  Texas Instruments, Inc..................     123,637,500
             *305,800  Vitesse Semiconductor Corp..............      22,495,413
                                                                 --------------
                                                                    787,739,919
                                                                 --------------
                       ENERGY & SERVICES -- 3.6%
              100,000  Conoco, Inc., Class B...................       2,456,250
            2,700,000  Exxon Mobil Corp........................     211,950,000
            1,300,000  Royal Dutch Petroleum Co................      80,031,250
            1,134,100  Schlumberger Ltd........................      84,632,213
            1,550,000  Texaco, Inc.............................      82,537,500
            1,375,000  Unocal Corp.............................      45,546,875
                                                                 --------------
                                                                    507,154,088
                                                                 --------------
                       FINANCIAL SERVICES -- 8.4%
            1,375,000  American International Group, Inc.......     161,562,500
            5,305,400  Associates First Capital Corp.,
                        Class A................................     118,376,737
            2,700,000  Citigroup, Inc..........................     162,675,000
            1,900,000  Fleet Boston Financial Corp.............      64,600,000
            3,150,000  Franklin Resources, Inc.................      95,681,250
              250,000  Goldman Sachs Group, Inc. (The).........      23,718,750
            2,195,000  Marsh & McLennan Cos., Inc..............     229,240,313
            1,100,000  Merrill Lynch & Co., Inc................     126,500,000
            1,750,000  State Street Corp.......................     185,609,375
                                                                 --------------
                                                                  1,167,963,925
                                                                 --------------
                       FOOD, BEVERAGE &
                       TOBACCO -- 1.2%
              600,000  Coca-Cola Co. (The).....................      34,462,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-36 ____________________________________

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------

COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE &
              TOBACCO -- (CONTINUED)

                                                                     MARKET
       SHARES                                                        VALUE
---------------------                                            --------------
            3,100,000  PepsiCo, Inc............................  $  137,756,250
                                                                 --------------
                                                                    172,218,750
                                                                 --------------
                       FOREST & PAPER PRODUCTS -- 1.3%
            1,700,000  Kimberly-Clark Corp.....................      97,537,500
            1,950,000  Weyerhaeuser Co.........................      83,850,000
                                                                 --------------
                                                                    181,387,500
                                                                 --------------
                       MACHINERY -- 0.4%
            1,700,000  Caterpillar, Inc........................      57,587,500
                                                                 --------------
                       MEDIA & ENTERTAINMENT -- 3.1%
           *5,546,000  AT&T - Liberty Media Group, Class A.....     134,490,500
            2,700,000  Gannett Co., Inc........................     161,493,750
           *1,953,000  Viacom, Inc., Class B...................     133,170,188
                                                                 --------------
                                                                    429,154,438
                                                                 --------------
                       MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
              900,000  Guidant Corp............................      44,550,000
            1,670,000  Johnson & Johnson Co....................     170,131,250
                                                                 --------------
                                                                    214,681,250
                                                                 --------------
                       METALS, MINERALS &
                       MINING -- 1.1%
            3,200,000  Alcoa, Inc..............................      92,800,000
            1,050,000  Illinois Tool Works, Inc................      59,850,000
                                                                 --------------
                                                                    152,650,000
                                                                 --------------
                       REAL ESTATE -- 0.0%
               *6,150  Security Capital Group, Inc., Class A..        5,082,974
                                                                 --------------
                       RETAIL -- 3.9%
            2,219,600  CVS Corp................................      88,784,000
            2,400,000  Home Depot, Inc. (The)..................     119,850,000
            5,000,000  McDonald's Corp.........................     164,687,500
            3,000,000  Wal-Mart Stores, Inc....................     172,875,000
                                                                 --------------
                                                                    546,196,500
                                                                 --------------
                       SOFTWARE & SERVICES -- 5.5%
             *350,000  3Com Corp...............................      20,168,750
           *1,450,000  America Online, Inc.....................      76,487,500
            2,000,000  Automatic Data Processing, Inc..........     107,125,000
           *1,476,100  China Unicom Ltd. ADR...................      31,367,125
           *1,200,000  Computer Sciences Corp..................      89,625,000
            1,483,400  Electronic Data Systems Corp............      61,190,250
           *4,200,000  Microsoft Corp..........................     336,000,000
             *262,150  VeriSign, Inc...........................      46,269,475
                                                                 --------------
                                                                    768,233,100
                                                                 --------------
                       TRANSPORTATION -- 0.2%
           *1,181,436  Sabre Group Corp........................      33,670,926
                                                                 --------------
                       Total common stocks.....................  $8,504,692,193
                                                                 ==============

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
CORPORATE NOTES -- 16.8%
                       AEROSPACE & DEFENSE -- 0.1%
$          13,135,000  Honeywell International, Inc.
                         6.60% due 04/15/01....................  $   13,084,613
                                                                 --------------
                       CHEMICALS -- 0.6%
           20,000,000  ICI Wilmington, Inc.
                         6.95% due 09/15/04....................      19,285,320
           25,000,000  Praxair, Inc.
                         6.15% due 04/15/03....................      24,011,625
           40,000,000  Rohm & Haas Co.
                         7.40% due 07/15/09....................      39,777,240
                                                                 --------------
                                                                     83,074,185
                                                                 --------------
                       COMMUNICATIONS -- 0.2%
           40,000,000  AT&T Corp.
                         6.50% due 03/15/29....................      33,500,360
                                                                 --------------
                       COMPUTERS & OFFICE
                       EQUIPMENT -- 0.7%
           50,000,000  Hewlett-Packard Co.
                         7.15% due 06/15/05....................      50,182,100
           30,000,000  International Business Machines Corp.
                         6.50% due 01/15/28....................      27,095,700
           18,000,000  Pitney Bowes, Inc.
                         5.50% due 04/15/04....................      17,175,762
                                                                 --------------
                                                                     94,453,562
                                                                 --------------
                       CONSUMER NON-DURABLES -- 0.5%
           25,000,000  Alberto Culver Co.
                         8.25% due 11/01/05....................      25,205,450
           18,000,000  Colgate-Palmolive Co.
                         5.58% due 11/06/08....................      16,242,282
          -30,000,000  Tyco International Ltd.
                         6.875% due 09/05/02...................      29,692,230
                                                                 --------------
                                                                     71,139,962
                                                                 --------------
                       DRUGS -- 0.2%
           26,000,000  American Home Products Corp.
                         7.25% due 03/01/23....................      24,792,040
           10,000,000  Zeneca Wilmington, Inc.
                         6.30% due 06/15/03....................       9,889,820
                                                                 --------------
                                                                     34,681,860
                                                                 --------------
                       EDUCATION -- 0.1%
           10,900,000  Harvard University
                         8.125% due 04/15/2007.................      11,244,985
                                                                 --------------
                       ELECTRICAL EQUIPMENT -- 0.2%
           30,000,000  Danaher Corp.
                         6.00% due 10/15/08....................      26,998,860
                                                                 --------------
                       ELECTRONICS -- 0.5%
           50,000,000  Eaton Corp.
                         6.95% due 11/15/04....................      48,573,050
           21,000,000  Motorola, Inc.
                         7.60% due 01/01/07....................      21,478,842
                                                                 --------------
                                                                     70,051,892
                                                                 --------------
                       ENERGY & SERVICES -- 0.5%
           12,250,000  BP Amoco PLC
                         6.50% due 08/01/07....................      11,782,650

_____________________________________ MF-37 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

CORPORATE NOTES -- (CONTINUED)
              ENERGY & SERVICES -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
$          15,000,000  Husky Oil Ltd.
                         6.875% due 11/15/03...................  $   14,480,955
           15,000,000  Hydro-Quebec
                         7.375% due 02/01/03...................      15,014,700
           17,285,000  Northern Border Pipeline
                         7.75% due 09/01/09....................      16,596,245
           10,000,000  Southern California Gas Co.
                         5.75% due 11/15/03....................       9,627,070
                                                                 --------------
                                                                     67,501,620
                                                                 --------------
                       FINANCIAL SERVICES -- 8.0%
           40,000,000  ACE INA Holdings
                         8.30% due 08/15/06....................      40,288,160
           30,000,000  Allmerica Financial Corp.
                         7.625% due 10/15/25...................      26,118,480
           24,000,000  Allstate Corp. (The)
                         6.75% due 06/15/03....................      23,482,176
           26,485,000  Amerus Life Holdings
                         6.95% due 06/15/05....................      24,234,358
           21,670,000  Amvescap PLC
                         6.60% due 05/15/05....................      20,377,558
           30,000,000  Apache Finance Property Ltd.
                         7.00% due 03/15/09....................      28,503,510
           25,000,000  Associates Corp. of North America
                         6.00% due 07/15/05....................      23,219,675
           15,000,000  Associates Corp. of North America
                         6.50% due 10/15/02....................      14,700,270
           10,000,000  Bank of Boston Corp.
                         6.625% due 02/01/04...................       9,700,020
           40,000,000  Bank One Corp.
                         6.875% due 08/01/06...................      38,333,160
           20,000,000  BankAmerica Corp.
                         5.875% due 02/15/09...................      17,664,220
           14,825,000  Banponce Corp.
                         6.75% due 12/15/05....................      13,855,875
           15,000,000  Bayerische Landesbank Girozentrale (NY)
                         5.625% due 02/26/01...................      14,853,045
           25,000,000  Bayerische Landesbank Girozentrale (NY)
                         5.65% due 02/01/09....................      22,052,875
           10,000,000  Chase Manhattan Corp. (The)
                         8.50% due 02/15/02....................      10,166,800
           15,740,000  CIGNA Corp.
                         7.40% due 05/15/07....................      14,968,047
           30,000,000  Cincinnati Financial Corp.
                         6.90% due 05/15/28....................      25,311,870
           20,000,000  CIT Group, Inc. (The)
                         6.75% due 05/14/01....................      19,906,260
           20,000,000  Citigroup, Inc.
                         5.625% due 02/15/01...................      19,809,240
           10,000,000  Citigroup, Inc.
                         6.25% due 12/01/05....................       9,473,710
           24,000,000  Credit National
                         7.00% due 11/14/05....................      23,169,504
          -28,715,000  Development Bank of Singapore
                         7.875% due 08/10/09...................      28,488,238
           30,000,000  Equitable Cos., Inc.
                         7.00% due 04/01/28....................      26,311,890
      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

              FINANCIAL SERVICES -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
$          10,000,000  Fairfax Financial Holdings
                         7.75% due 12/15/03....................  $    9,425,620
          100,000,000  Fannie Mae
                         7.25% due 01/15/10....................     100,816,400
           18,000,000  Finova Capital Corp.
                         6.39% due 10/08/02....................      15,821,766
           25,000,000  First Union National Bank
                         5.80% due 12/01/08....................      21,397,825
           20,000,000  Fleet Financial Group, Inc.
                         6.875% due 01/15/28...................      17,050,020
           20,000,000  Heller Financial, Inc.
                         6.382% due 11/10/20...................      19,954,180
           15,000,000  Home Savings of America
                         6.00% due 11/01/00....................      14,937,600
          -27,000,000  Jackson National Life Insurance Co.
                         8.15% due 03/15/27....................      24,951,969
           36,745,000  Key Bank N.A.
                         5.80% due 04/01/04....................      34,778,959
           11,400,000  Liberty Financial Co.
                         6.75% due 11/15/08....................      10,409,203
          -30,000,000  Liberty Mutual Insurance
                         8.20% due 05/04/07....................      29,494,290
          -10,000,000  Lumbermens Mutual Casualty
                         9.15% due 07/01/26....................       8,927,740
           20,000,000  Nationsbank Corp.
                         7.80% due 09/15/16....................      19,387,580
          -30,000,000  New England Mutual Life Insurance
                         7.875% due 02/15/24...................      29,457,480
           40,296,742  Postal Square LP
                         8.95% due 06/15/22....................      45,878,647
           27,600,000  Torchmark Corp.
                         8.25% due 08/15/09....................      27,811,664
           30,000,000  Toyota Motor Credit Corp.
                         5.50% due 12/15/08....................      26,401,140
           25,000,000  Transamerica Financial Corp.
                         6.125% due 11/01/01...................      24,596,625
           10,000,000  Travelers Property & Casualty
                         6.75% due 04/15/01....................       9,970,070
           43,000,000  TXU Eastern Funding Co.
                         6.45% due 05/15/05....................      40,091,265
          -40,000,000  USAA Capital Corp.
                         6.90% due 11/01/02....................      39,450,560
           50,000,000  Wells Fargo & Co.
                         6.50% due 09/03/02....................      49,284,500
                                                                 --------------
                                                                  1,115,284,044
                                                                 --------------
                       FOOD, BEVERAGE &
                       TOBACCO -- 0.4%
           30,000,000  Coca-Cola Enterprises, Inc.
                         6.75% due 09/15/28....................      25,783,770
           35,000,000  Whitman Corp.
                         6.375% due 05/01/09...................      32,208,400
                                                                 --------------
                                                                     57,992,170
                                                                 --------------
                       FOREST & PAPER PRODUCTS -- 0.2%
           25,000,000  Boise Cascade Office
                         7.05% due 05/15/05....................      23,730,600
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-38 ____________________________________

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

CORPORATE NOTES -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
                       HEALTH SERVICES -- 0.2%
$          29,000,000  United Healthcare Corp.
                         6.60% due 12/01/03....................  $   27,672,380
                                                                 --------------
                       MACHINERY -- 0.2%
           25,000,000  Parker Hannifin Corp.
                         5.65% due 09/15/03....................      23,811,175
                                                                 --------------
                       MEDIA & ENTERTAINMENT -- 0.4%
           30,000,000  Rockwell International Corp.
                         6.70% due 01/15/28....................      26,320,170
           19,420,000  Scripps (E.W.) Co. (The)
                         6.375% due 10/15/02...................      19,173,793
           10,400,000  Times Mirror Co.
                         7.50% due 07/01/23....................       9,753,588
                                                                 --------------
                                                                     55,247,551
                                                                 --------------
                       MEDICAL INSTRUMENTS & SUPPLIES -- 0.1%
           22,000,000  Becton, Dickinson & Co.
                         6.70% due 08/01/28....................      19,265,994
                                                                 --------------
                       METALS, MINERALS &
                       MINING -- 0.2%
           30,000,000  Alcan Aluminum Ltd.
                         7.25% due 11/01/28....................      28,400,430
                                                                 --------------
                       REAL ESTATE -- 0.1%
           20,000,000  Liberty Property Trust (REIT)
                         7.25% due 08/15/07....................      18,535,420
                                                                 --------------
                       RETAIL -- 1.1%
           40,000,000  Albertson's, Inc.
                         6.55% due 08/01/04....................      38,662,040
           20,200,000  Dayton Hudson Corp.
                         5.875% due 11/01/08...................      17,912,855
           50,000,000  Home Depot, Inc. (The)
                         6.50% due 09/15/04....................      49,532,150
           50,000,000  Wal-Mart Stores, Inc.
                         6.875% due 08/10/09...................      48,893,000
                                                                 --------------
                                                                    155,000,045
                                                                 --------------
                       SOFTWARE & SERVICES -- 0.2%
           25,000,000  Computer Associates International, Inc.
                         6.50% due 04/15/08....................      22,540,950
                                                                 --------------
                       TRANSPORTATION -- 1.0%
           22,551,578  Continental Airlines
                         6.90% due 01/02/18....................      20,947,936
           30,000,000  DaimlerChrysler North America Holding
                        Corp.
                         7.125% due 04/10/03...................      29,857,860
           30,000,000  DaimlerChrysler North America Holding
                        Corp.
                         7.75% due 05/27/03....................      30,222,810
      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------

              TRANSPORTATION -- (CONTINUED)

      PRINCIPAL                                                      MARKET
       AMOUNT                                                        VALUE
---------------------                                            --------------
$          35,000,000  Ford Motor Co.
                         6.625% due 10/01/28...................  $   29,544,970
           35,000,000  General Motors Corp.
                         6.75% due 05/01/28....................      30,385,145
                                                                 --------------
                                                                    140,958,721
                                                                 --------------
                       UTILITIES -- 1.1%
           45,000,000  Alabama Power Co.
                         7.125% due 08/15/04...................      44,600,355
           10,000,000  Bellsouth Telecommunications, Inc.
                         6.375% due 06/01/28...................       8,250,840
           21,350,000  Duke Energy Corp.
                         6.00% due 12/01/28....................      16,910,097
           30,000,000  MCI WorldCom, Inc.
                         6.40% due 08/15/05....................      28,436,250
           29,000,000  Monsanto Co.
                         6.85% due 12/01/28....................      25,662,187
           11,000,000  Pacific Gas & Electric Co.
                         7.875% due 03/01/02...................      11,117,579
           20,000,000  Williams Cos., Inc. (The)
                         6.50% due 11/15/02....................      19,636,760
                                                                 --------------
                                                                    154,614,068
                                                                 --------------
                       Total corporate notes...................  $2,348,785,447
                                                                 ==============
FOREIGN GOVERNMENT AGENCIES -- 0.1%
          -20,000,000  Santiago Air
                         6.95% due 07/01/12....................  $   18,413,000
                                                                 --------------
                       Total foreign government agencies.......  $   18,413,000
                                                                 ==============
FOREIGN GOVERNMENT BONDS -- 0.1%
           13,000,000  City of Naples Italy
                         7.52% due 07/15/06....................  $   12,954,630
                                                                 --------------
                       Total foreign government bonds..........  $   12,954,630
                                                                 ==============
MUNICIPAL BONDS -- 0.1%
            7,000,000  Miami Beach, Florida
                         8.80% due 12/01/15....................  $    7,139,440
           13,070,000  Mount Sinai School of Medicine NY
                         6.00% due 07/01/03....................      12,619,216
                                                                 --------------
                       Total municipal bonds...................  $   19,758,656
                                                                 ==============

       SHARES
---------------------
PREFERRED STOCKS -- 1.2%
COMMUNICATIONS -- 1.2%
            3,400,000  Nokia Corp..............................  $  169,787,500
                                                                 --------------
                       Total preferred stocks..................  $  169,787,500
                                                                 ==============

_____________________________________ MF-39 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                   PRINCIPAL                         MARKET
                                    AMOUNT                           VALUE
-------------------------------------------------------------------------------
U.S. TREASURIES & FEDERAL AGENCIES -- 17.4%
                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                       -- 3.3%
$         242,859,824  6.00% due 06/15/24 - 08/15/29...........  $  223,681,521
          170,963,720  6.50% due 03/15/26 - 08/15/29...........     162,243,827
           70,931,648  7.00% due 11/15/23 - 11/15/24...........      69,222,441
              759,967  9.00% due 06/20/16 - 07/20/16...........         784,079
                                                                 --------------
                                                                    455,931,868
                                                                 --------------
                       U.S. GOVERNMENT
                       AGENCIES -- 0.3%
           50,000,000  Tennesse Valley Authority
                         6.00% due 03/15/2013..................      44,910,050
                                                                 --------------
                       U.S. TREASURY BONDS -- 9.9%
          165,000,000    4.625% due 12/31/00...................     163,504,770
          350,000,000    5.75% due 10/31/02 - 04/30/03.........     344,703,300
          531,750,000    6.25% due 08/15/23....................     535,073,438
          132,000,000    6.375% due 08/15/02...................     131,793,816
          107,000,000    7.25% due 08/15/04....................     110,577,866
          100,000,000    7.50% due 11/15/01....................     101,281,300
                                                                 --------------
                                                                  1,386,934,490
                                                                 --------------
                       U.S. TREASURY NOTES -- 3.9%
          268,000,000    5.75% due 06/30/01....................     266,073,884
          275,000,000    5.875% due 10/31/01 - 11/30/01........     272,687,500
                                                                 --------------
                                                                    538,761,384
                                                                 --------------
                                                                 $2,426,537,792
                       Total U.S. treasuries & federal
                       agencies................................
                                                                 ==============
SHORT-TERM SECURITIES -- 1.7%
                       REPURCHASE AGREEMENT -- 1.7%
          237,926,000  Interest in $2,066,447,000 joint
                       repurchase agreement dated 06/30/00 with
                       State Street Bank, 6.598% due 07/03/00;
                       maturity amount $238,056,821
                       (Collateralized by $125,835,832 U.S.
                       Treasury Notes 5.50% - 7.875% due
                       08/31/01 - 11/15/04, $1,943,730,718 U.S.
                       Treasury Bonds 5.25% - 10.625% due
                       08/15/15 - 02/15/29)....................  $  237,926,000
                                                                 --------------
                       Total short-term securities.............  $  237,926,000
                                                                 ==============



DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities
 (cost $42,834,289).....................    0.3% $   40,739,920
Total commercial mortgage-backed
 securities (cost $71,124,641)..........    0.5      69,584,603
Total common stocks (cost
 $6,016,090,228)........................   61.0   8,504,692,193
Total corporate notes (cost
 $2,495,440,801)........................   16.8   2,348,785,447
Total foreign government agencies
 (cost $19,988,800).....................    0.1      18,413,000
Total government bonds (cost
 $13,000,000)...........................    0.1      12,954,630
Total municipal bonds (cost
 $20,261,589)...........................    0.1      19,758,656
Total preferred stocks (cost
 $63,971,370)...........................    1.2     169,787,500
Total U.S. treasuries & federal agencies
 (cost $2,463,266,432)..................   17.4   2,426,537,792
Total short-term securities (cost
 $237,926,000)..........................    1.7     237,926,000
                                          -----  --------------
Total investment in securities (total
 cost $11,443,904,150)..................   99.2  13,849,179,741
Cash, receivables and other assets......    0.8     103,600,455
Securities lending collateral...........    4.6     647,144,941
Payable for fund shares redeemed........   (0.0)    (10,646,763)
Securities lending collateral payable to
 brokers................................   (4.6)   (647,144,941)
Other liabilities.......................   (0.0)        (94,748)
                                          -----  --------------
Net assets..............................  100.0% $13,942,038,685
                                          =====  ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 7,000,000,000 shares authorized; 5,134,852,908
 shares outstanding...............................  $  513,485,291
Capital surplus...................................  10,598,575,260
Accumulated undistributed net investment income...     175,123,306
Accumulated undistributed net realized gain on
 investments......................................     249,579,237
Unrealized appreciation of investments............   2,405,275,591
                                                    --------------
Net assets........................................  $13,942,038,685
                                                    ==============

Class IA
Net asset value per share ($13,759,228,031
  DIVIDED BY 5,067,501,214 shares outstanding)
 (6,500,000,000 shares authorized)................  $2.72
                                                    ====
Class IB
Net asset value per share ($182,810,654
  DIVIDED BY 67,351,694 shares outstanding)
 (500,000,000 shares authorized)..................  $2.71
                                                    ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $249,615,427 or 1.8% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-40 ____________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
$  150,000  DLJ Commercial Mortgage Corp.,
             Series 1998-CF1, Class B2
              7.33% due 01/15/10....................  $   133,081
                                                      -----------
            Total collateralized mortgage
            obligations.............................  $   133,081
                                                      ===========
CORPORATE NOTES -- 82.2%
            APPAREL & TEXTILE -- 0.4%
   266,000  Levi Straus & Co.
              7.00% due 11/01/06....................  $   202,160
                                                      -----------
            CHEMICALS -- 3.4%
   225,000  ARCO Chemical Co.
              9.80% due 02/01/20....................      207,956
   450,000  Equistar Chemicals L.P.
              8.50% due 02/15/04....................      443,340
   150,000  General Chemical Industrial
             Products, Inc.
              10.625% due 05/01/09..................      130,500
    60,000  Georgia Gulf Corp.
              10.375% due 11/01/07..................       62,400
  -500,000  Huntsman Corp.
              9.50% due 07/01/07....................      455,000
  -300,000  Huntsman Corp.
              13.00% due 06/01/10...................      309,000
   210,000  Huntsman ICI Chemicals LLC
              10.125% due 07/01/09..................      211,575
    75,000  Lyondell Chemical Co.
              9.625% due 05/01/07...................       73,875
                                                      -----------
                                                        1,893,646
                                                      -----------
            COMMUNICATIONS -- 13.1%
   300,000  Centennial Communications
              10.75% due 12/15/08...................      291,374
   108,000  Global Crossing Holdings Ltd.
              9.50% due 11/15/09....................      104,220
   800,000  Global Crossing Holdings Ltd.
              9.625% due 05/15/08...................      776,000
  -875,000  Level 3 Communications
              11.25% due 03/15/10...................      784,886
   350,000  Loral Space & Communications Ltd.
              9.50% due 01/15/06....................      253,750
   100,000  McLeodUSA, Inc.
              8.125% due 02/15/09...................       90,250
   100,000  McLeodUSA, Inc.
              9.25% due 07/15/07....................       96,500
   400,000  McLeodUSA, Inc.
              9.50% due 11/01/08....................      391,000
   450,000  Metromedia Fiber Network, Inc.
              10.00% due 11/15/08...................      443,250
 1,000,000  NEXTEL Communications, Inc.
              9.375% due 11/15/09...................      955,000
   600,000  NEXTLINK Communications, Inc.
              10.75% due 11/15/08...................      591,000
   150,000  NEXTLINK Communications, Inc.
              12.50% due 04/15/06...................      156,750
   850,000  Primus Telecommunications Group, Inc.
              11.25% due 01/15/09...................      663,000
  -250,000  Rhythms Netconnections, Inc.
              14.00% due 02/15/10...................      181,250
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          COMMUNICATIONS -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  120,000  Teligent, Inc.
              11.50% due 12/01/07...................  $    93,000
   590,000  Time Warner Telecom, Inc.
              9.75% due 07/15/08....................      570,825
   875,000  Williams Communications Group, Inc.
              10.875% due 10/01/09..................      855,313
  -120,000  Winstar Communications, Inc.
              12.75% due 04/15/10...................      111,900
                                                      -----------
                                                        7,409,268
                                                      -----------
            CONSTRUCTION -- 1.6%
   150,000  Del Webb Corp.
              9.375% due 05/01/09...................      124,500
   100,000  Del Webb Corp.
              10.25% due 02/15/10...................       86,750
   250,000  Kaufman & Broad Home Corp.
              9.625% due 11/15/06...................      238,125
   100,000  MDC Holdings, Inc.
              8.375% due 02/01/08...................       88,500
   150,000  Newport News Shipbuilding, Inc.
              8.625% due 12/01/06...................      147,750
   125,000  Toll Corp.
              7.75% due 09/15/07....................      111,875
   100,000  Toll Corp.
              8.75% due 11/15/06....................       95,750
                                                      -----------
                                                          893,250
                                                      -----------
            CONSUMER DURABLES -- 1.8%
   200,000  Federal-Mogul Corp.
              7.375% due 01/15/06...................      145,451
   500,000  Federal-Mogul Corp.
              7.50% due 01/15/09....................      342,928
    75,000  Hayes Lemmerz International, Inc.
              8.25% due 12/15/08....................       63,375
   325,000  HMH Properties, Inc.
              8.45% due 12/01/08....................      301,031
   200,000  Owens-Illinois, Inc.
              7.80% due 05/15/18....................      162,582
                                                      -----------
                                                        1,015,367
                                                      -----------
            CONSUMER NON-DURABLES -- 2.4%
   700,000  American Standard Co., Inc.
              7.375% due 02/01/08...................      633,500
   710,000  Polaroid Corp.
              11.50% due 02/15/06...................      738,400
                                                      -----------
                                                        1,371,900
                                                      -----------
            CONSUMER SERVICES -- 1.2%
   200,000  Service Corp. International
              6.50% due 03/15/08....................      102,000
   400,000  Service Corp. International
              7.875% due 02/01/13...................      200,000
   125,000  Simmons Co.
              10.25% due 03/15/09...................      110,938
   250,000  Six Flags Entertainment Corp.
              8.875% due 04/01/06...................      238,750
                                                      -----------
                                                          651,688
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-41 ____________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
            DRUGS -- 1.3%
$  800,000  Watson Pharmaceuticals, Inc.
              7.125% due 05/15/08...................  $   714,395
                                                      -----------
            ELECTRONICS -- 0.5%
  -550,000  Condor Systems, Inc.
              11.875% due 05/01/09..................      265,375
                                                      -----------
            ENERGY & SERVICES -- 10.6%
   200,000  Belco Oil & Gas Corp.
              8.875% due 09/15/07...................      185,000
   100,000  Clark Refining & Marketing, Inc.
              8.375% due 11/15/07...................       78,500
   125,000  Clark Refining & Marketing, Inc.
              8.625% due 08/15/08...................       98,124
   200,000  CODA Energy, Inc.
              10.50% due 04/01/06...................      201,250
    75,000  Cross Timbers Oil Co.
              8.75% due 11/01/09....................       71,250
    50,000  Gulf Canada Resources Ltd.
              8.375% due 11/15/05...................       49,500
   100,000  Gulf Canada Resources Ltd.
              9.625% due 07/01/05...................      101,750
   100,000  Newpark Resources, Inc.
              8.625% due 12/15/07...................       87,250
   103,000  Nuevo Energy Co.
              9.50% due 06/01/08....................      101,713
   550,000  Pioneer Natural Resources Co.
              6.50% due 01/15/08....................      473,805
  -550,000  Plains Resources, Inc.
              10.25% due 03/15/06...................      554,125
   850,000  Pogo Producing Co.
              10.375% due 02/15/09..................      871,250
   150,000  R&B Falcon Corp.
              6.50% due 04/15/03....................      138,750
   100,000  R&B Falcon Corp.
              7.375% due 04/15/18...................       81,000
   550,000  R&B Falcon Corp.
              11.375% due 03/15/09..................      596,750
   525,000  Seagull Energy Corp.
              7.50% due 09/15/27....................      435,638
   300,000  Snyder Oil Corp.
              8.75% due 06/15/07....................      301,500
   675,000  Tesoro Petroleum Corp.
              9.00% due 07/01/08....................      641,250
   400,000  Tuboscope, Inc.
              7.50% due 02/15/08....................      352,000
   300,000  Valero Energy Corp.
              8.75% due 06/15/30....................      310,709
   100,000  Vintage Petroleum, Inc.
              9.00% due 12/15/05....................       99,500
   125,000  Vintage Petroleum, Inc.
              9.75% due 06/30/09....................      127,188
                                                      -----------
                                                        5,957,802
                                                      -----------
            FINANCIAL SERVICES -- 2.5%
  -600,000  Dresdner Bank Funding Trust
              8.151% due 06/30/31...................      522,437
   250,000  Golden State Holdings, Inc.
              6.75% due 08/01/01....................      242,871
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          FINANCIAL SERVICES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  150,000  Golden State Holdings, Inc.
              7.125% due 08/01/05...................  $   133,874
   150,000  Interpool, Inc.
              7.35% due 08/01/07....................      122,258
   150,000  Rogers Cantel, Inc.
              9.375% due 06/01/08...................      154,500
    50,000  Rogers Cantel, Inc.
              9.75% due 06/01/16....................       53,875
   200,000  Sumitomo Bank International Finance N.V.
              8.50% due 06/15/09....................      202,201
                                                      -----------
                                                        1,432,016
                                                      -----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
   600,000  Canandaigua Brands, Inc.
              8.50% due 03/01/09....................      546,000
                                                      -----------
            FOREST & PAPER PRODUCTS -- 2.5%
   500,000  Boise Cascade Corp.
              7.35% due 02/01/16....................      423,967
   175,000  Container Corp. of America
              11.25% due 05/01/04...................      176,750
   300,000  Domtar, Inc.
              8.75% due 08/01/06....................      309,750
   150,000  Stone Container Corp.
              10.75% due 10/01/02...................      152,063
   125,000  Stone Container Corp.
              12.58% due 08/01/16...................      128,750
   250,000  Tembec Industries, Inc.
              8.625% due 06/30/09...................      240,000
                                                      -----------
                                                        1,431,280
                                                      -----------
            HEALTH SERVICES -- 10.5%
   200,000  Columbia/HCA Healthcare Corp.
              6.91% due 06/15/05....................      182,701
   400,000  Columbia/HCA Healthcare Corp.
              7.05% due 12/01/27....................      294,456
   150,000  Columbia/HCA Healthcare Corp.
              9.00% due 12/15/14....................      143,279
   700,000  HEALTHSOUTH Corp.
              6.875% due 06/15/05...................      599,894
   460,000  HEALTHSOUTH Corp.
              7.00% due 06/15/08....................      371,965
 1,000,000  IASIS Healthcare Corp.
              13.00% due 10/15/09...................      995,000
   700,000  Manor Care, Inc.
              7.50% due 06/15/06....................      569,932
   550,000  Owens & Minor, Inc.
              10.875% due 06/01/06..................      563,750
   960,000  Quorum Health Group, Inc.
              8.75% due 11/01/05....................      912,000
   200,000  Tenet Healthcare Corp.
              7.625% due 06/01/08...................      183,250
   505,000  Tenet Healthcare Corp.
              8.00% due 01/15/05....................      484,800
   100,000  Tenet Healthcare Corp.
              8.625% due 12/01/03...................       98,942

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-42 ____________________________________

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          HEALTH SERVICES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  500,000  Universal Health Services, Inc.
              8.75% due 08/15/05....................  $   494,903
                                                      -----------
                                                        5,894,872
                                                      -----------
            HOTELS & GAMING -- 1.5%
   200,000  MGM Grand, Inc.
              6.875% due 02/06/08...................      179,461
   400,000  Park Place Entertainment
              9.375% due 02/15/07...................      400,000
    50,000  Starwood Hotels & Resorts
             Worldwide, Inc.
              6.75% due 11/15/05....................       45,226
   272,000  Starwood Hotels & Resorts
             Worldwide, Inc.
              7.375% due 11/15/15...................      229,183
                                                      -----------
                                                          853,870
                                                      -----------
            MACHINERY -- 0.1%
   955,000  Grove Holdings LLC
              0.00% due 05/01/09....................       70,431
                                                      -----------
            MEDIA & ENTERTAINMENT -- 14.1%
   325,000  Adelphia Business Solutions, Inc.
              12.00% due 11/01/07...................      305,500
   300,000  Adelphia Communications Corp.
              8.375% due 02/01/08...................      265,124
   400,000  Adelphia Communications Corp.
              8.875% due 01/15/07...................      368,000
   200,000  Cablevision Systems Corp.
              8.125% due 08/15/09...................      194,580
   800,000  Charter Communications Holdings LLC
              8.625% due 04/01/09...................      703,000
   300,000  Comcast Corp.
              10.25% due 10/15/01...................      309,146
   350,000  CSC Holdings, Inc.
              7.625% due 07/15/18...................      313,915
   400,000  CSC Holdings, Inc.
              8.125% due 07/15/09...................      389,268
    25,000  CSC Holdings, Inc.
              9.25% due 11/01/05....................       25,156
 1,000,000  Echostar DBS Corp.
              9.375% due 02/01/09...................      960,000
   500,000  Fox Kids Worldwide, Inc.
              9.25% due 11/01/07....................      450,000
   475,000  Hollinger International
             Publishing, Inc.
              9.25% due 02/01/06....................      468,469
   550,000  Liberty Media Group
              8.25% due 02/01/30....................      505,045
   225,000  News America Holdings
              8.25% due 10/17/96....................      200,520
   350,000  PRIMEDIA, Inc.
              7.625% due 04/01/08...................      311,500
   250,000  PRIMEDIA, Inc.
              10.25% due 06/01/04...................      250,000
   200,000  Rogers Cablesystems, Inc.
              10.00% due 12/01/07...................      204,500
   243,000  Rogers Cablesystems, Inc.
              10.125% due 09/01/12..................      248,468
   360,000  Telewest Communications PLC
              0.00% 10/01/07........................      341,424
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          MEDIA & ENTERTAINMENT -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  950,000  Telewest Communications PLC
              11.25% due 11/01/08...................  $   950,000
    25,000  World Color Press, Inc.
              7.75% due 02/15/09....................      208,309
                                                      -----------
                                                        7,971,924
                                                      -----------
            MEDICAL INSTRUMENTS &
            SUPPLIES -- 1.2%
   138,000  Fisher Scientific International, Inc.
              9.00% due 02/01/08....................      126,270
   575,000  Fisher Scientific International, Inc.
              9.00% due 02/01/08....................      526,125
                                                      -----------
                                                          652,395
                                                      -----------
            METALS, MINERALS & MINING -- 3.9%
   350,000  AK Steel Corp.
              7.875% due 02/15/09...................      310,625
   300,000  Bethlehem Steel Corp.
              7.625% due 08/01/04...................      271,577
   900,000  Inco Ltd.
              9.60% due 06/15/22....................      882,304
   600,000  LTV Corp.
              11.75% due 11/15/09...................      504,000
   100,000  Placer Dome, Inc.
              7.125% due 06/15/07...................       91,519
   180,000  WHX Corp.
              10.50% due 04/15/05...................      140,400
                                                      -----------
                                                        2,200,425
                                                      -----------
            REAL ESTATE -- 0.5%
   187,000  Crescent Real Estate Equities Ltd.
              7.00% due 09/15/02....................      172,197
   100,000  Trizec Finance Ltd.
              10.875% due 10/15/05..................      100,500
                                                      -----------
                                                          272,697
                                                      -----------
            RESEARCH & TESTING FACILITIES -- 0.6%
   375,000  Sequa Corp.
              9.00% due 08/01/09....................      360,000
                                                      -----------
            RETAIL -- 0.5%
   325,000  Duane Reade, Inc.
              9.25% due 02/15/08....................      287,625
                                                      -----------
            TRANSPORTATION -- 1.4%
   750,000  Teekay Shipping Corp.
              8.32% due 02/01/08....................      690,000
   100,000  United Air Lines, Inc.
              9.125% due 01/15/12...................       95,540
                                                      -----------
                                                          785,540
                                                      -----------
            UTILITIES -- 5.6%
   660,000  AES Corp. (The)
              9.50% due 06/01/09....................      646,800
   100,000  AES Corp. (The)
              10.25% due 07/15/06...................       99,750
   360,000  Allied Waste North American, Inc.
              10.00% due 08/01/09...................      300,600
   375,000  Browning-Ferris Industries, Inc.
              7.40% due 09/15/35....................      261,205

_____________________________________ MF-43 ____________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          UTILITIES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
$  100,000  Calpine Corp.
              10.50% due 05/15/06...................  $   104,000
   300,000  CMS Energy Corp.
              6.75% due 01/15/04....................      277,736
   100,000  CMS Energy Corp.
              7.50% due 01/15/09....................       89,454
   250,000  CMS Energy Corp.
              7.625% due 11/15/04...................      236,198
   500,000  Cogentrix Energy, Inc.
              8.75% due 10/15/08....................      478,125
   125,000  El Paso Electric Co.
              9.40% due 05/01/11....................      131,244
   250,000  Waste Management, Inc.
              6.875% due 05/15/09...................      220,330
   400,000  Waste Management, Inc.
              7.375% due 05/15/29...................      323,572
                                                      -----------
                                                        3,169,014
                                                      -----------
            Total corporate notes...................  $46,302,940
                                                      ===========
FOREIGN/YANKEE BONDS & NOTES -- 5.7%
            FOREIGN CORPORATIONS -- 4.2%
   600,000  British Sky Broadcasting Group PLC
              8.20% due 07/15/09....................  $   562,778
   585,000  Kappa Beheer BV
              10.625% due 07/15/09..................      573,392
   675,000  Petroleos Mexicanos
              9.50% due 09/15/27....................      681,750
   550,000  United Mexican States
              9.875% due 02/01/10...................      569,250
                                                      -----------
                                                        2,387,170
                                                      -----------
            FOREIGN GOVERNMENTS -- 1.5%
   500,000  Republic of Brazil
              12.75% due 01/15/20...................      476,300
   250,000  Republic of Colombia
              8.375% due 02/15/27...................      158,750
   500,000  Republic of Ecuador
              6.75% due 02/28/25....................      195,000
                                                      -----------
                                                          830,050
                                                      -----------
            Total foreign/yankee bonds & notes......  $ 3,217,220
                                                      ===========

  SHARES
----------
PREFERRED STOCKS -- 2.2%
            ENERGY & SERVICES -- 1.3%
    32,000  Coastal Finance Corp....................  $   726,000
                                                      -----------
            METALS, MINERALS & MINING -- 0.9%
    29,000  Rio Algom, Ltd..........................      514,750
                                                      -----------
            Total preferred stocks..................  $ 1,240,750
                                                      ===========

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
U.S. TREASURIES & FEDERAL AGENCIES -- 0.2%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION
            -- 0.2%
$  145,000    7.60% due 12/15/03....................  $   138,915
                                                      -----------
            Total U.S. treasuries & federal
            agencies................................  $   138,915
                                                      ===========
SHORT-TERM SECURITIES -- 6.8%
            REPURCHASE AGREEMENT -- 6.8%
 3,859,000  Interest in $320,669,000 joint            $ 3,859,000
            repurchase agreement dated 06/30/00 with
            State Street Bank, 6.436% due 07/03/00;
            maturity amount $3,861,070
            (Collateralized by $151,504,351 U.S.
            Treasury Bonds 8.125% due 05/15/21,
            $171,295,551 U.S. Treasury
            Inflation-Indexed Securities 3.625% due
            05/15/02)...............................
                                                      -----------
            Total short-term securities.............  $ 3,859,000
                                                      ===========


DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
 (cost $141,006)............................    0.2% $  133,081
Total corporate notes (cost $48,246,335)....   82.2  46,302,940
Total foreign/yankee bonds & notes
 (cost $3,386,437)..........................    5.7   3,217,220
Total preferred stocks (cost $1,260,000)....    2.2   1,240,750
Total U.S. treasuries & federal agencies....    0.2     138,915
Total short-term securities
 (cost $3,859,000)..........................    6.8   3,859,000
                                              -----  ----------
Total investment in securities (total
 cost $56,896,778)..........................   97.3  54,891,906
Cash, receivables and other assets..........    3.6   2,004,020
Securities lending collateral...............    9.3   5,247,140
Payable for securities purchased............   (0.8)   (452,947)
Securities lending collateral payable to
 brokers....................................   (9.3) (5,247,140)
Other liabilities...........................   (0.1)    (59,691)
                                              -----  ----------
Net assets..................................  100.0% $56,383,288
                                              =====  ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 800,000,000 shares authorized; 56,257,365 shares
 outstanding........................................  $   56,257
Capital surplus.....................................  57,887,062
Accumulated undistributed net investment income.....   2,262,827
Accumulated net realized loss on investments........  (1,811,860)
Unrealized depreciation of investments..............  (2,011,039)
Unrealized appreciation of other assets and
 liabilities in foreign currencies..................          41
                                                      ----------
Net assets..........................................  $56,383,288
                                                      ==========

Class IA
Net asset value per share ($55,810,566  DIVIDED BY
 55,685,252
 shares outstanding) (600,000,000 shares authorized)......  $1.00
                                                            ====
Class IB
Net asset value per share ($572,722  DIVIDED BY 572,113
 shares outstanding) (200,000,000 shares authorized)......  $1.00
                                                            ====

  *  Non-income producing during the period.
  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $3,178,973 or 5.6% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-44 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
$     2,565,136  California Infrastructure,
                  Series 1997-1, Class A3
                   6.17% due 03/25/03....................  $  2,550,746
     11,000,000  California Infrastructure,
                  Series 1997-1, Class A6
                   6.38% due 09/25/08....................    10,662,520
      4,394,817  Capital Lease Funding Securitization,
                  Series 1997-CTL1, Class A1
                   7.421% due 06/22/24...................     4,388,465
     11,400,000  Chemical Master Credit Card Trust,
                  Series 1996-1, Class A
                   5.55% due 09/15/03....................    11,308,230
      7,600,000  Comed Transitional Funding Trust,
                  Series 1998-1, Class A5
                   5.44% due 03/25/07....................     7,130,016
      5,175,000  DLJ Commercial Mortgage Corp.,
                  Series 1998-CF1, Class B2
                   7.33% due 01/15/10....................     4,591,301
      2,232,001  NorthWest Airlines Trust,
                  Series 1994-2, Class C
                   11.30% due 06/21/14...................     2,628,583
        128,496  Premier Auto Trust, Series 1998-5,
                  Class A2
                   5.07% due 04/09/01....................       128,445
                                                           ------------
                 Total collateralized mortgage
                 obligations.............................  $ 43,388,306
                                                           ============
CORPORATE NOTES -- 36.4%
                 CHEMICALS -- 0.6%
      5,700,000  du Pont (E.I.) de Nemours & Co.
                   6.75% due 09/01/07....................  $  5,533,503
                                                           ------------
                 COMMUNICATIONS -- 1.9%
      9,500,000  AT&T Corp.
                   6.50% due 03/15/29....................     7,956,336
      1,000,000  Lucent Technologies, Inc.
                   5.50% due 11/15/08....................       891,093
      5,000,000  US West Capital Funding, Inc.
                   6.875% due 08/15/01...................     4,975,865
      5,000,000  Williams Communications Group, Inc.
                   10.875% due 10/01/09..................     4,887,500
                                                           ------------
                                                             18,710,794
                                                           ------------
                 CONSUMER DURABLES -- 0.6%
      1,150,000  Federal-Mogul Corp.
                   7.375% due 01/15/06...................       836,346
      1,000,000  Owens-Illinois, Inc.
                   8.10% due 05/15/07....................       923,828
      4,500,000  TRW, Inc.
                   8.75% due 05/15/06....................     4,584,231
                                                           ------------
                                                              6,344,405
                                                           ------------
                 CONSUMER NON-DURABLES -- 0.1%
      1,000,000  Tosco Corp.
                   8.125% due 02/15/30...................     1,008,229
                                                           ------------
                 CONSUMER SERVICES -- 0.2%
      4,000,000  Service Corp. International
                   7.875% due 02/01/13...................     2,000,000
                                                           ------------
   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

CORPORATE NOTES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
                 EDUCATION -- 1.1%
$     7,700,000  Massachusetts Institute of Technology
                   7.25% due 11/02/2096..................  $  7,277,439
      3,500,000  Yale University
                   7.375% due 04/15/2096.................     3,207,638
                                                           ------------
                                                             10,485,077
                                                           ------------
                 ENERGY & SERVICES -- 8.4%
      8,250,000  Amoco Co.
                   6.00% due 06/09/08....................     7,502,054
      1,500,000  Chesapeake & Potomac Telephone Co.
                   8.30% due 08/01/31....................     1,540,160
      3,600,000  CMS Panhandle Holding Co.
                   6.125% due 03/15/04...................     3,371,850
      6,500,000  Enterprise Oil PLC
                   6.50% due 05/01/05....................     6,135,435
      8,000,000  Enterprise Oil PLC
                   6.70% due 09/15/07....................     7,510,032
      1,000,000  Gulf Canada Resources Ltd.
                   8.25% due 03/15/17....................       920,000
      1,200,000  Gulf Canada Resources Ltd.
                   8.375% due 11/15/05...................     1,188,000
      6,500,000  Noble Drilling Corp.
                   7.50% due 03/15/19....................     6,148,422
      6,800,000  Occidental Petroleum Corp.
                   7.375% due 11/15/08...................     6,575,770
      3,500,000  Ocean Energy, Inc.
                   7.625% due 07/01/05...................     3,325,000
      4,400,000  Phillips Petroleum Co.
                   9.00% due 06/01/01....................     4,447,278
      1,000,000  Pioneer Natural Resources Co.
                   6.50% due 01/15/08....................       861,464
      5,650,000  Pioneer Natural Resources Co.
                   7.20% due 01/15/28....................     4,399,988
      1,975,000  R&B Falcon Corp.
                   6.75% due 04/15/05....................     1,777,500
      2,000,000  R&B Falcon Corp.
                   7.375% due 04/15/18...................     1,620,000
      2,500,000  R&B Falcon Corp.
                   11.375% due 03/15/09..................     2,712,500
      9,511,000  Seagull Energy Corp.
                   7.50% due 09/15/27....................     7,892,095
      4,500,000  Sonat, Inc.
                   9.00% due 05/01/01....................     4,552,821
      1,000,000  Tesoro Petroleum Corp.
                   9.00% due 07/01/08....................       950,000
      2,850,000  Tuboscope, Inc.
                   7.50% due 02/15/08....................     2,508,000
      2,500,000  Union Oil Co. of California
                   9.375% due 02/15/11...................     2,762,820
      4,500,000  Vaster Resources, Inc.
                   6.50% due 04/01/09....................     4,280,391
                                                           ------------
                                                             82,981,580
                                                           ------------
                 FINANCIAL SERVICES -- 7.8%
      7,650,000  Allstate Corp. (The)
                   7.875% due 05/01/05...................     7,712,019

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-45 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

CORPORATE NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
$     7,000,000  Bayerische Landesbank Girozentrale (NY)
                   6.20% due 02/09/06....................  $  6,580,728
      4,500,000  CIT Group, Inc. (The)
                   7.125% due 06/17/02...................     4,461,336
      5,000,000  Ford Motor Credit Co.
                   5.75% due 02/23/04....................     4,701,100
      5,000,000  Ford Motor Credit Co.
                   7.375% due 10/28/09...................     4,837,600
     13,000,000  Ford Motor Credit Co.
                   7.75% due 11/15/02....................    13,084,136
      3,800,000  General Motors Acceptance Corp.
                   6.19% due 08/18/03....................     3,783,459
      4,850,000  Golden State Holdings, Inc.
                   6.75% due 08/01/01....................     4,711,702
      7,900,000  Inter-American Development Bank
                   8.875% due 06/01/09...................     8,740,955
        500,000  Interpool, Inc.
                   7.20% due 08/01/07....................       403,850
      4,300,000  Trenwick Group, Inc.
                   6.70% due 04/01/03....................     4,170,819
     15,000,000  TXU Eastern Funding Co.
                   6.15% due 05/15/02....................    14,512,785
                                                           ------------
                                                             77,700,489
                                                           ------------
                 FOREST & PAPER PRODUCTS -- 0.9%
      2,550,000  Domtar, Inc.
                   9.50% due 08/01/16....................     2,655,187
      6,300,000  Weyerhaeuser Co.
                   7.25% due 07/01/13....................     5,983,249
                                                           ------------
                                                              8,638,436
                                                           ------------
                 HEALTH SERVICES -- 2.2%
      2,250,000  Columbia/HCA Healthcare Corp.
                   7.05% due 12/01/27....................     1,656,315
      2,250,000  Columbia/HCA Healthcare Corp.
                   7.50% due 11/15/95....................     1,693,062
      1,675,000  Columbia/HCA Healthcare Corp.
                   7.50% due 12/15/23....................     1,368,631
      4,670,000  HEALTHSOUTH Corp.
                   6.875% due 06/15/05...................     4,002,153
      3,870,000  HEALTHSOUTH Corp.
                   7.00% due 06/15/08....................     3,129,359
      5,640,000  Manor Care, Inc.
                   7.50% due 06/15/06....................     4,592,020
      6,000,000  Tenet Healthcare Corp.
                   8.00% due 01/15/05....................     5,760,000
                                                           ------------
                                                             22,201,540
                                                           ------------
                 HOTELS & GAMING -- 0.0%
         62,000  Harrah's Operating Co., Inc.
                   7.875% due 12/15/05...................        58,280
                                                           ------------
                 MEDIA & ENTERTAINMENT -- 3.3%
      1,000,000  Continental Cablevision, Inc.
                   9.50% due 08/01/13....................     1,083,111
      1,750,000  CSC Holdings, Inc.
                   7.25% due 07/15/08....................     1,623,727
   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

            MEDIA & ENTERTAINMENT -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
$   -12,000,000  Hughes Electronics Corp.
                   7.472% due 10/23/00...................  $ 11,995,382
      5,000,000  Liberty Media Group
                   8.25% due 02/01/30....................     4,591,315
      1,230,000  Rogers Cablesystems, Inc.
                   10.125% due 09/01/12..................     1,257,675
      3,660,000  Shaw Communications, Inc.
                   8.25% due 04/11/10....................     3,701,464
     10,000,000  Time Warner, Inc.
                   6.625% due 05/15/29...................     8,409,460
                                                           ------------
                                                             32,662,134
                                                           ------------
                 METALS, MINERALS & MINING -- 1.0%
      3,600,000  Placer Dome, Inc.
                   7.125% due 05/15/03...................     3,485,826
      7,300,000  Placer Dome, Inc.
                   7.125% due 06/15/07...................     6,680,894
                                                           ------------
                                                             10,166,720
                                                           ------------
                 REAL ESTATE -- 0.5%
      5,000,000  Duke Realty LP
                   7.25% due 09/22/02....................     4,945,195
                                                           ------------
                 RETAIL -- 1.3%
      5,000,000  Kmart Corp.
                   8.96% due 12/10/19....................     4,522,180
      8,585,000  Stop & Shop Cos., Inc. (The)
                   9.75% due 02/01/02....................     8,799,874
                                                           ------------
                                                             13,322,054
                                                           ------------
                 SOFTWARE & SERVICES -- 0.5%
      5,500,000  Gartner Group, Inc., Class A
                   6.52% due 10/08/23                      5,423,863...
                                                           ------------
                 TRANSPORTATION -- 1.6%
     10,000,000  DaimlerChrysler North America Holding
                  Corp.
                   7.75% due 06/15/05....................    10,085,970
      1,500,000  Norfolk Southern Corp.
                   6.875% due 05/01/01...................     1,495,130
      4,512,067  US Airways Group, Inc.
                   6.76% due 04/15/08....................     4,028,734
                                                           ------------
                                                             15,609,834
                                                           ------------
                 UTILITIES -- 4.4%
      5,750,000  Browning-Ferris Industries, Inc.
                   7.40% due 09/15/35....................     4,005,162
      1,750,000  Cleveland Electric Illuminating Co.
                   7.13% due 07/01/07....................     1,645,341
      2,225,000  CMS Energy Corp.
                   6.75% due 01/15/04....................     2,059,876
        800,000  CMS Energy Corp.
                   7.50% due 01/15/09....................       715,630
      1,341,000  El Paso Electric Co.
                   9.40% due 05/01/11....................     1,407,982
    -10,000,000  Entergy Gulf States, Inc.
                   8.04% due 06/02/03....................     9,997,930
      7,250,000  Illinois Power Co.
                   6.25% due 07/15/02....................     7,086,099

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-46 ____________________________________

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

CORPORATE NOTES -- (CONTINUED)
            UTILITIES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
$     4,725,000  Niagara Mohawk Power Corp.
                   6.875% due 03/01/01...................  $  4,699,036
      5,179,270  Niagara Mohawk Power Corp.
                   7.25% due 10/01/02....................     5,109,645
      3,100,000  PacifiCorp
                   6.12% due 01/15/06....................     2,874,999
      4,000,000  Public Service Electric & Gas Co.
                   7.00% due 09/01/24....................     3,551,968
        475,000  Waste Management, Inc.
                   6.875% due 05/15/09...................       418,626
                                                           ------------
                                                             43,572,294
                                                           ------------
                 Total corporate notes...................  $361,364,427
                                                           ============
FOREIGN/YANKEE BONDS & NOTES -- 8.3%
                 FOREIGN CORPORATIONS -- 2.5%
     17,000,000  Deutsche Telekom International
                  Finance AG
                   7.75% due 06/15/05....................  $ 17,116,025
      1,800,000  Hydro-Quebec
                   8.40% due 01/15/22....................     1,902,778
      5,500,000  KFW International Finance, Inc.
                   9.50% due 12/15/00....................     5,556,799
                                                           ------------
                                                             24,575,602
                                                           ------------
                 FOREIGN GOVERNMENTS -- 5.8%
     49,500,000  Bundesobligation
                   5.125% due 11/21/00...................    47,530,821
      8,850,000  Province of Quebec
                   5.75% due 02/15/09....................     7,917,572
      2,200,000  Province of Quebec
                   7.50% due 09/15/29....................     2,157,294
                                                           ------------
                                                             57,605,687
                                                           ------------
                 Total foreign/yankee bonds & notes......  $ 82,181,289
                                                           ============

    SHARES
---------------
PREFERRED STOCKS -- 0.2%
                 ENERGY & SERVICES - 0.2%
         98,966  Coastal Finance Corp....................  $  2,245,291
                                                           ------------
                 Total preferred stocks..................  $  2,245,291
                                                           ============

   PRINCIPAL
    AMOUNT
---------------
U.S. TREASURIES & FEDERAL AGENCIES -- 42.5%
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                 7.9%
$    61,944,088  6.00% due 07/01/12 - 08/01/14...........  $ 58,679,652
      5,119,961  6.50% due 10/01/12 - 09/01/28...........     4,906,076
     12,534,062  7.50% due 08/01/29 - 05/01/30...........    12,353,584
      2,855,872  FNMA Multifamily DUS
                   6.48% due 12/01/05....................     2,747,663
                                                           ------------
                                                             78,686,976
                                                           ------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                 -- 15.5%
    166,877,949  6.00% due 01/15/29 - 10/15/29...........   153,513,920
                                                           ------------
   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)

   PRINCIPAL                                                  MARKET
    AMOUNT                                                    VALUE
---------------                                            ------------
                 U.S. TREASURY BONDS -- 12.9%
$     4,400,000  6.375% due 08/15/27.....................  $  4,525,127
     24,970,000  6.875% due 08/15/25.....................    27,147,084
      2,150,000  7.625% due 02/15/25.....................     2,535,656
     26,770,000  8.75% due 05/15/20 - 08/15/20...........    34,313,998
     16,595,000  8.75% due 08/15/17......................    21,106,766
      7,300,000  10.375% due 11/15/09....................     8,365,347
     10,000,000  10.625% due 08/15/15....................    14,218,750
      5,830,000  11.875% due 11/15/03....................     6,790,131
      6,460,000  13.875% due 05/15/11....................     8,777,525
                                                           ------------
                                                            127,780,385
                                                           ------------
                 U.S. TREASURY INFLATION-INDEXED
                 SECURITIES -- 3.8%
      6,537,691  3.375% due 01/15/07.....................     6,274,143
     27,235,318  3.625% due 01/15/08.....................    26,409,761
      5,088,000  4.25% due 01/15/10......................     5,162,733
                                                           ------------
                                                             37,846,637
                                                           ------------
                 U.S. TREASURY NOTES -- 2.4%
     23,700,000  6.125 due 12/31/01......................    23,566,688
                                                           ------------
                 Total U.S. treasuries & federal
                 agencies................................  $421,394,605
                                                           ============
SHORT-TERM SECURITIES -- 9.2%
                 REPURCHASE AGREEMENT -- 9.2%
     90,912,000  Interest in $320,669,000 joint
                 repurchase agreement dated 06/30/00 with
                 State Street Bank, 6.436% due 07/03/00;
                 maturity amount $90,960,761
                 (Collateralized by $151,504,351 U.S.
                 Treasury Bonds 8.125% due 05/15/21,
                 $171,295,551 U.S. Treasury Inflation-
                 Indexed Securities 3.625% due
                 05/15/02)...............................  $ 90,912,000
                                                           ------------
                 Total short-term securities.............  $ 90,912,000
                                                           ============



DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
 obligations (cost $44,391,242).........    4.4% $   43,388,306
Total corporate notes (cost
 $374,162,065)..........................   36.4     361,364,427
Total foreign/yankee bonds & notes (cost
 $79,524,563)...........................    8.3      82,181,289
Total preferred stocks (cost
 $2,214,364)............................    0.2       2,245,291
Total U.S. treasuries & federal agencies
 (cost $417,963,322)....................   42.5     421,394,605
Total short-term securities (cost
 $90,912,000)...........................    9.2      90,912,000
                                          -----  --------------
Total investment in securities (total
 cost $1,009,167,556)...................  101.0   1,001,485,918
Cash, receivables and other assets......    1.9      17,861,035
Securities lending collateral...........    4.0      39,882,246
Payable for securities purchased........   (2.8)    (27,273,735)
Payable for fund shares redeemed........   (0.1)     (1,285,013)
Securities lending collateral payable to
 brokers................................   (4.0)    (39,882,246)
Other liabilities.......................   (0.0)         (7,152)
                                          -----  --------------
Net assets..............................  100.0% $  990,781,053
                                          =====  ==============

_____________________________________ MF-47 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 955,479,538 shares
 outstanding........................................  $95,547,954
Capital surplus.....................................  904,108,458
Accumulated undistributed net investment income.....   31,000,048
Accumulated net realized loss on investments........  (31,138,530)
Unrealized depreciation of investments..............   (9,062,226)
Unrealized appreciation of futures
 contracts Section..................................      240,518
Unrealized appreciation of other assets and
 liabilities in foreign currencies..................       84,831
                                                      -----------
Net assets..........................................  $990,781,053
                                                      ===========

Class IA
Net asset value per share ($970,072,971
  DIVIDED BY 935,504,589 shares outstanding)
 (1,600,000,000 shares authorized)................  $1.04
                                                    ====
Class IB
Net asset value per share ($20,708,082
  DIVIDED BY 19,974,949 shares outstanding)
 (400,000,000 shares authorized)..................  $1.04
                                                    ====

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $21,993,312 or 2.2% of net assets.
Section The Fund had 298 10 year U.S. Treasury Notes September 2000 Index
     Futures z]contracts open as of June 30, 2000. These contracts had a value of $29,348,344 as of June 30, 2000 and were collateralized by Entergy Gulf States, Inc., 8.04% 06/02/03 and Hughes Electronics Corp., 7.472% 10/23/00 Corporate Notes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-48 ____________________________________

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
ASSET-BACKED SECURITIES -- 1.4%
$ 3,000,000  Chase Manhattan RV Owner Trust,
              Series 1997-A, Class A9
               6.32% due 12/15/08....................  $   2,902,680
  1,338,315  Corestates Home Equity Trust,
              Series 1994-1, Class A
               6.65% due 05/15/09....................      1,325,654
                                                       -------------
             Total asset-backed securities...........  $   4,228,334
                                                       =============
COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.2%
  2,812,183  BA Mortgage Securities, Inc.,
              Series 1997-1, Class A10
               7.10% due 07/25/26....................  $   2,795,281
  2,146,124  BA Mortgage Securities, Inc.,
              Series 1997-2, Class 2A1
               7.25% due 10/25/27....................      2,136,653
  7,490,913  Citicorp Mortgage Securities, Inc.,
              Series 1994-8, Class A6
               6.25% due 05/25/24....................      7,025,607
  5,083,657  Citicorp Mortgage Securities, Inc.,
              Series 1998-8, Class A3
               6.75% due 09/25/28....................      4,735,781
  3,342,560  Countrywide Home Loans., Series 1998-6,
              Class A
               6.50% due 06/25/13....................      3,210,495
   -430,167  DLJ Mortgage Acceptance Corp.,
              Series 1996-I, Class B1
               7.25% due 09/25/11....................        407,979
   -143,389  DLJ Mortgage Acceptance Corp.,
              Series 1996-I, Class B2
               7.25% due 09/25/11....................        134,694
  2,413,000  GE Capital Mortgage Services, Inc.,
              Series 1993-10, Class A3
               6.50% due 09/25/23....................      2,302,050
  2,102,664  GE Capital Mortgage Services, Inc.,
              Series 1994-19, Class A6
               7.50% due 06/25/24....................      2,099,361
  3,621,982  GE Capital Mortgage Services, Inc.,
              Series 1994-26, Class A
               6.902% due 07/25/09...................      3,548,202
    497,830  GE Capital Mortgage Services, Inc.,
              Series 1996-1, Class B2
               6.75% due 02/25/11....................        465,884
  1,491,904  GE Capital Mortgage Services, Inc.,
              Series 1996-1, Class M
               6.75% due 02/25/11....................      1,438,135
    507,418  GE Capital Mortgage Services, Inc.,
              Series 1996-10, Class B1
               6.75% due 06/25/11....................        484,432
    507,418  GE Capital Mortgage Services, Inc.,
              Series 1996-10, Class B2
               6.75% due 06/25/11....................        473,158
  3,111,629  GE Capital Mortgage Services, Inc.,
              Series 1998-7, Class A
               6.50% due 04/25/13....................      2,988,907
  6,016,641  GE Capital Mortgage Services, Inc.,
              Series 1999-16, Class A
               6.50% due 07/25/14....................      5,745,471
 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------

COLLATERALIZED MORTGAGE OBLIGATIONS --  (CONTINUED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
$ 1,841,528  Housing Securities, Inc.,
              Series 1993-E, Class E15
               10.00% due 09/25/08...................  $   1,940,599
  4,622,899  Norwest Asset Securities Corp.,
              Series 1999-22, Class A1
               6.50% due 09/25/14....................      4,412,881
    486,854  PNC Mortgage Securities Corp.,
              Series 1996-2, Class B1
               6.60% due 02/25/11....................        466,338
    162,285  PNC Mortgage Securities Corp.,
              Series 1996-2, Class B2
               6.60% due 02/25/11....................        155,446
    259,655  PNC Mortgage Securities Corp.,
              Series 1996-2, Class B3
               6.60% due 02/25/11....................        244,037
  4,200,000  Prudential Home Mortgage Securities Co.
              Inc., Series 1994-8, Class A3
               6.75% due 03/25/24....................      4,008,606
  1,001,224  Prudential Home Mortgage Securities Co.
              Inc., Series 96-3, Class B1
               6.75% due 03/25/11....................        935,804
    500,211  Prudential Home Mortgage Securities Co.
              Inc., Series 96-3, Class B2
               6.75% due 03/25/11....................        467,528
    604,022  Residential Funding Mortgage Securities
              I, Inc., Series 1995-S18, Class M3
               7.00% due 11/25/10....................        570,094
    232,369  Residential Funding Mortgage Securities
              I, Inc., Series 1996-S11, Class M3
               7.00% due 04/25/11....................        218,875
    441,120  Residential Funding Mortgage Securities
              I, Inc., Series 1996-S19, Class M3
               7.50% due 09/25/11....................        422,192
    476,917  Residential Funding Mortgage Securities
              I, Inc., Series 1996-S5, Class M3
               6.75% due 02/25/11....................        443,251
  2,034,596  Residential Funding Mortgage Securities
              I, Inc., Series 1998-S22, Class A1
               6.50% due 09/25/13....................      1,950,913
  2,875,682  Residential Funding Mortgage Securities
              I, Inc., Series 1999-S22, Class A2
               7.00% due 10/25/14....................      2,800,569
                                                       -------------
             Total collateralized mortgage
             obligations.............................  $  59,029,223
                                                       =============
U.S. TREASURIES & FEDERAL AGENCIES -- 78.9%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION
             -- 27.9%
  7,850,473  FHLMC Strip, Series 192, Class IO
               6.50% due 02/01/28....................  $   2,447,777
 19,134,819    7.00% due 10/01/26 - 11/01/29.........     18,495,031
 58,556,487    7.50% due 01/01/24 - 07/01/30.........     57,739,469
  1,932,930    8.00% due 02/01/13 - 11/01/24.........      1,949,299
  1,172,743    8.50% due 07/01/01 - 05/01/25.........      1,193,360
  1,117,503    9.00% due 07/01/02 - 10/01/06.........      1,133,463
  1,496,803    9.50% due 11/01/08....................      1,540,468

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-49 ____________________________________

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
           FEDERAL HOME LOAN MORTGAGE ASSOCIATION --  (CONTINUED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
$   894,711    10.00% due 09/01/05 - 11/01/20........  $     950,663
                                                       -------------
                                                          85,449,530
                                                       -------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --
             19.0%
 38,470,133    6.50% due 09/01/25 - 07/01/30.........     36,246,866
 11,988,291    7.00% due 02/01/30 - 05/01/30.........     11,570,271
  3,750,000    7.25% due 01/15/10....................      3,780,615
  3,000,000  Fannie Mae, Series 1997-28, Class PD
               7.50% due 07/18/23....................      2,992,815
  1,564,687    9.00% due 05/01/21 - 09/01/21.........      1,634,767
  1,706,584  Fannie Mae, Series 1998-12, Class AM
               9.00% due 03/18/28....................      1,725,250
    424,553  Fannie Mae Strip, Series D, Class 2
               11.00% due 04/01/09...................        453,078
                                                       -------------
                                                          58,403,662
                                                       -------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             -- 24.4%
 23,867,758    7.50% due 04/15/22 - 04/20/30.........     23,658,550
 33,913,448    8.00% due 02/15/01 - 07/01/30.........     34,268,088
 14,717,929    9.00% due 06/15/17 - 12/15/25.........     15,080,180
  1,713,940    9.50% due 10/15/09 - 11/15/09.........      1,785,792
     54,946    10.00% due 05/15/13...................         57,819
      2,531    11.25% due 01/15/01...................          2,579
     74,682    12.50% due 05/15/15 - 08/15/15........         82,879
                                                       -------------
                                                          74,935,887
                                                       -------------
             U.S. TREASURY BONDS -- 4.8%
 10,000,000    6.50% due 02/15/10....................     10,340,630
  4,000,000    6.75% due 08/15/26....................      4,298,752
                                                       -------------
                                                          14,639,382
                                                       -------------
             U.S. TREASURY INFLATION-INDEXED
             SECURITIES -- 2.8%
  8,510,640    3.625% due 07/15/02...................      8,495,961
                                                       -------------
             Total U.S. treasuries & federal
             agencies................................  $ 241,924,422
                                                       =============
SHORT-TERM SECURITIES -- 41.2%
             COMMERCIAL PAPER -- 32.8%
 10,000,000  Associated Corp.
               6.520% due 07/18/00...................  $   9,972,832
 10,000,000  AT&T Corp.
               6.50% due 07/17/00....................      9,974,722
 10,000,000  Fleet Boston Financial Corp.
               6.55% due 07/17/00....................      9,974,528
 10,000,000  Ford Motor Credit Co.
               6.53% due 07/17/00....................      9,974,606
 10,750,000  Gillette Co. (The)
               6.90% due 07/05/00....................     10,745,879
 10,000,000  Goldman Sachs Group, Inc. (The)
               6.54% due 07/17/00....................      9,974,567
 10,000,000  IBM Credit Corp.
               6.49% due 07/17/00....................      9,974,761
 10,000,000  Salomon Smith Barney Holdings, Inc.
               6.53% due 07/17/00....................      9,974,606
 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------

SHORT-TERM SECURITIES -- (CONTINUED)
           COMMERCIAL PAPER -- (CONTINUED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                   VALUE
-----------                                            -------------
$10,000,000  Toyota Motor Credit Corp.
               6.51% due 07/18/00....................  $   9,972,875
 10,000,000  Wood Street Funding Corp.
               6.55% due 07/17/00....................      9,974,528
                                                       -------------
             Total commercial paper..................  $ 100,513,904
                                                       -------------
             REPURCHASE AGREEMENT -- 8.4%
 25,703,000  Interest in $320,669,000 joint
             repurchase agreement dated 06/30/00 with
             State Street Bank, 6.436% due 07/03/00;
             maturity amount $25,716,762
             (Collateralized by $151,504,351 U.S.
             Treasury Bonds 8.125% due 05/15/21,
             $171,295,551 U.S. Treasury Inflation-
             Indexed Securities 3.625% due
             05/15/02)...............................     25,703,000
                                                       -------------
             Total short-term securities.............  $ 126,216,904
                                                       =============


DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $4,344,689)................................    1.4% $  4,228,334
Total collateralized mortgage obligations
 (cost $60,314,342).........................   19.2    59,029,223
Total U.S. treasuries & federal agencies
 (cost $240,966,070)........................   78.9   241,924,422
Total short-term securities
 (cost $126,216,904)........................   41.2   126,216,904
                                              -----  ------------
Total investment in securities (total
 cost $431,842,005).........................  140.7   431,398,883
Cash, receivables and other assets..........    0.8     2,315,582
Payable for securities purchased............  (37.8) (115,752,205)
Payable for fund shares redeemed............   (0.2)     (501,206)
Other liabilities...........................   (3.5)  (10,813,829)
                                              -----  ------------
Net assets..................................  100.0% $306,647,225
                                              =====  ============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 800,000,000 shares authorized; 287,472,257 shares
 outstanding........................................  $ 28,747,226
Capital surplus.....................................   286,394,392
Accumulated undistributed net investment income.....    10,025,835
Accumulated net realized loss on investments........   (18,077,108)
Unrealized depreciation of investments..............      (443,120)
                                                      ------------
Net assets..........................................  $306,647,225
                                                      ============

Class IA
Net asset value per share ($306,413,341  DIVIDED BY
 287,252,790
 shares outstanding) (600,000,000 shares authorized)......  $1.07
                                                            ====
Class IB
Net asset value per share ($233,884  DIVIDED BY 219,467
 shares outstanding) (200,000,000 shares authorized)......  $1.07
                                                            ====

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $542,673 or 0.2% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-50 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------
COMMERCIAL PAPER -- 71.0%
$   20,000,000  Abbey National North America PLC
                  6.58% due 09/12/00....................  $   19,740,457
    11,000,000  American Honda Finance Corp.
                  6.19% due 07/12/00....................      10,982,978
    12,110,000  American Honda Finance Corp.
                  6.19% due 07/24/00....................      12,066,273
    10,000,000  ANZ (Delaware), Inc.
                  6.02% due 08/25/00....................       9,911,372
    15,000,000  Associated Corp.
                  6.56% due 07/11/00....................      14,978,133
   -20,000,000  AT&T Corp.
                  6.78% due 06/14/01....................      20,000,000
    10,000,000  Bradford & Bingley Building Society
                  6.15% due 07/21/00....................       9,969,250
    20,000,000  Bradford & Bingley Building Society
                  6.56% due 07/10/00....................      19,974,489
    20,000,000  CAFCO
                  6.55% due 08/07/00....................      19,872,639
    20,000,000  CAFCO
                  6.62% due 08/01/00....................      19,893,344
    20,000,000  CIESCO L.P.
                  6.14% due 07/18/00....................      19,948,833
    10,000,000  CIESCO L.P.
                  6.55% due 08/02/00....................       9,945,417
    10,000,000  CIESCO L.P.
                  6.59% due 08/02/00....................       9,945,083
    10,000,000  Coca-Cola Co. (The)
                  6.10% due 07/03/00....................      10,000,000
    20,000,000  Coca-Cola Co. (The)
                  6.52% due 08/14/00....................      19,847,867
    35,000,000  Countrywide Home Loan
                  7.13% due 07/05/00....................      34,986,136
    30,000,000  DaimlerChrysler North America Holding
                 Corp.
                  6.15% due 07/25/00....................      29,887,250
    15,000,000  du Pont (E.I.) de Nemours & Co.
                  6.09% due 07/07/00....................      14,989,850
    17,800,000  Emerson Electric Co.
                  6.46% due 07/06/00....................      17,790,418
    20,000,000  Ford Motor Credit Co.
                  6.59% due 08/03/00....................      19,886,506
    20,000,000  General Electric Capital Corp.
                  5.98% due 07/10/00....................      19,976,744
    10,000,000  General Electric Capital Corp.
                  6.00% due 08/21/00....................       9,918,333
    10,000,000  General Electric Capital Corp.
                  6.59% due 09/18/00....................       9,859,047
    10,000,000  General Motors Acceptance Corp.
                  6.00% due 08/14/00....................       9,930,000
    35,000,000  Gillette Co. (The)
                  6.90% due 07/05/00....................      34,986,583
    10,000,000  Goldman Sachs Group, Inc. (The)
                  6.03% due 08/14/00....................       9,929,650
    10,000,000  Goldman Sachs Group, Inc. (The)
                  6.63% due 10/24/00....................       9,791,892
    10,000,000  Market Street Funding Corp.
                  6.60% due 07/24/00....................       9,961,500
    20,000,000  Market Street Funding Corp.
                  6.63% due 09/11/00....................      19,742,167
  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------
$   20,000,000  Merita Bank North America, Inc.
                  6.14% due 12/04/00....................  $   19,474,689
    10,000,000  Merrill Lynch & Co., Inc.
                  6.03% due 08/21/00....................       9,917,925
    10,000,000  Merrill Lynch & Co., Inc.
                  6.14% due 07/17/00....................       9,976,122
    10,000,000  Merrill Lynch & Co., Inc.
                  6.54% due 08/07/00....................       9,936,417
    10,000,000  Morgan (J.P.) & Co.
                  6.12% due 11/15/00....................       9,770,500
    20,000,000  Morgan Stanley Dean Witter & Co.
                  6.00% due 07/05/00....................      19,993,333
    20,000,000  Morgan Stanley Dean Witter & Co.
                  6.55% due 09/18/00....................      19,719,806
    20,000,000  Motorola, Inc.
                  6.57% due 07/26/00....................      19,916,050
    15,000,000  Motorola, Inc.
                  6.60% due 09/27/00....................      14,763,500
    20,000,000  National Rural Utilities Cooperative
                 Finance Corp.
                  6.14% due 11/06/00....................      19,570,200
    20,000,000  Nationwide Building Society
                  6.59% due 10/18/00....................      19,608,261
    10,000,000  Old Line Funding Corp.
                  6.56% due 07/20/00....................       9,969,022
    18,435,000  Pfizer, Inc.
                  6.58% due 08/07/00....................      18,317,067
    10,000,000  Salomon Smith Barney Holdings, Inc.
                  6.60% due 09/18/00....................       9,858,833
    10,000,000  Salomon Smith Barney Holdings, Inc.
                  6.61% due 09/18/00....................       9,858,619
    20,000,000  Sara Lee Corp.
                  6.49% due 07/06/00....................      19,989,183
    10,000,000  SwedBank
                  5.97% due 07/10/00....................       9,988,392
    10,000,000  SwedBank
                  6.19% due 11/28/00....................       9,745,522
    10,000,000  SwedBank
                  6.19% due 12/05/00....................       9,733,486
    30,000,000  Toronto-Dominion Holdings
                  6.24% due 10/23/00....................      29,417,600
    20,000,000  Triple A One Funding Corp.
                  6.60% due 07/24/00....................      19,923,000
    10,000,000  Wood Street Funding Corp.
                  6.55% due 07/14/00....................       9,979,986
                                                          --------------
                Total commercial paper..................  $  808,139,724
                                                          ==============
CORPORATE NOTES -- 15.9%
    10,000,000  Citigroup, Inc.
                  5.625% due 02/15/01...................  $    9,934,274
    10,000,000  First Union National Bank
                  6.80% due 02/22/01....................      10,000,000
    20,000,000  Fleet Financial Group, Inc.
                  6.707% due 03/13/01...................      19,989,949
    10,000,000  Fleet National Bank
                  6.91% due 03/27/01....................      10,008,797
    20,000,000  General Mills, Inc.
                  6.161% due 07/17/00...................      19,999,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-51 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------

CORPORATE NOTES -- (CONTINUED)

  PRINCIPAL                                                   MARKET
    AMOUNT                                                    VALUE
--------------                                            --------------
$   10,000,000  General Mills, Inc.
                  6.68% due 02/09/01....................  $    9,997,283
   -18,000,000  Goldman Sachs Group, Inc. (The)
                  6.713% due 01/16/01...................      18,038,751
    20,000,000  Key Bank N.A.
                  6.76% due 05/25/01....................      19,993,562
    13,000,000  Nationsbank Corp.
                  5.75% due 03/15/01....................      12,911,082
    30,000,000  Toyota Motor Credit Corp.
                  6.181% due 01/09/01...................      29,989,225
    20,000,000  Wachovia Bank
                  6.82% due 09/14/00....................      19,999,225
                                                          --------------
                Total corporate notes...................  $  180,861,402
                                                          ==============
REPURCHASE AGREEMENT -- 14.9%
   169,259,000    Interest in $320,669,000 joint
                  repurchase agreement dated 06/30/00
                  with State Street Bank, 6.436% due
                  07/03/00; maturity amount $169,349,783
                  (Collateralized by $151,504,351 U.S.
                  Treasury Bonds 8.125% due 05/15/21,
                  $171,295,551 U.S. Treasury Inflation-
                  Indexed Securities 3.625% due
                  05/15/02).............................  $  169,259,000
                                                          --------------
                Total repurchase agreement..............  $  169,259,000
                                                          ==============



DIVERSIFICATION OF NET ASSETS:
Total commercial paper
 (cost $808,139,724)....................   71.0% $ 808,139,724
Total corporate notes
 (cost $108,861,402)....................   15.9    180,861,402
Total repurchase agreement
 (cost $169,259,000)....................   14.9    169,259,000
                                          -----  -------------
Total investment in securities
 (total cost $1,158,260,126)............  101.8  1,158,260,126
Cash, receivables and other assets......    0.9     10,107,975
Payable for fund shares redeemed........   (2.2)   (24,245,388)
Dividends payable.......................   (0.5)    (5,932,814)
Other liabilities.......................   (0.0)      (289,974)
                                          -----  -------------
Net assets..............................  100.0% $1,137,899,925
                                          =====  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,137,899,924
 shares outstanding...............................  $ 113,789,993
Capital surplus...................................  1,024,109,932
                                                    -------------
Net assets........................................  $1,137,899,925
                                                    =============
Class IA
Shares of benefical interest outstanding, $0.10
 par value 2,475,000,000 shares authorized (Net
 assets $1,122,864,964)...........................  1,122,864,964
                                                    =============

Net asset value...................................  $1.00
                                                    ====

Class IB
Shares of benefical interest outstanding, $0.10
 par value 525,000,000 shares authorized (Net
 assets $15,034,961)..............................    15,034,961
                                                    ============

Net asset value...................................  $1.00
                                                    ====

  - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the market value of these securities amounted to $38,038,751 or 3.3% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-52 ____________________________________

                      [This page intentionally left blank]

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                              HARTFORD       HARTFORD
                               GLOBAL         GLOBAL
                               HEALTH       TECHNOLOGY
                              HLS FUND*     HLS FUND*
                             -----------    ----------
INVESTMENT INCOME:
  Dividends..............    $   19,307     $    1,878
  Interest...............        22,025         24,159
  Securities lending.....         1,868            123
  Less foreign tax
   withheld..............          (889)        --
                             ----------     ----------
    Total investment
     income, net.........        42,311         26,160
                             ----------     ----------
EXPENSES:
  Investment advisory
   fees..................        16,745         21,340
  Administrative services
   fees..................         5,152          6,566
  Accounting services....           382            488
  Custodian fees gross...         6,334          9,274
  Custodian fees expense
   offset................          (443)        (1,740)
  Board of Directors
   fees..................             3              4
  Distribution fees --
   Class IB..............           521            628
  Other expenses.........            96            113
                             ----------     ----------
    Total expenses,
     (before waivers)....        28,790         36,673
  Distribution fees --
   Class IB waived.......          (146)          (176)
                             ----------     ----------
    Total expenses,
     net.................        28,644         36,497
                             ----------     ----------
  Net investment income
   (loss)................        13,667        (10,337)
                             ----------     ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........       397,001        272,239
  Net realized gain on
   futures contracts.....        --             --
  Net realized (loss)
   gain on forward
   foreign currency
   contracts.............        (7,968)        --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........         4,785         --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     2,534,944      1,338,314
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....        --             --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....           171         --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............           535         --
                             ----------     ----------
  Net realized and
   unrealized gain (loss)
   on investments........     2,929,468      1,610,553
                             ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    $2,943,135     $1,600,216
                             ==========     ==========

  *  From inception May 1, 2000 to June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-54 ____________________________________

                             HARTFORD         HARTFORD                           HARTFORD
                              SMALL            CAPITAL          HARTFORD      INTERNATIONAL       HARTFORD         HARTFORD
                             COMPANY        APPRECIATION         MIDCAP       OPPORTUNITIES    GLOBAL LEADERS       STOCK
                          HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.      HLS FUND      HLS FUND, INC.
                          --------------   ---------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............  $    602,444    $   39,415,449     $  1,940,915    $  14,237,320     $ 2,428,258     $  42,624,938
  Interest...............     1,961,587        19,044,897          733,093        3,581,627       1,016,339        11,476,898
  Securities lending.....        20,674           103,914           56,681          113,325          40,029            38,495
  Less foreign tax
   withheld..............      --              (1,248,687)         (35,558)      (1,884,559)       (226,823)         (336,046)
                           ------------    --------------     ------------    -------------     -----------     -------------
    Total investment
     income, net.........     2,584,705        57,315,573        2,695,131       16,047,713       3,257,803        53,804,285
                           ------------    --------------     ------------    -------------     -----------     -------------
EXPENSES:
  Investment advisory
   fees..................     2,509,852        19,479,789        2,601,180        3,857,193       1,008,699        11,985,452
  Administrative services
   fees..................       980,718         8,959,915        1,026,234        1,608,104         361,108         9,412,373
  Accounting services....        73,554           671,994           76,968          120,608          27,083           705,928
  Custodian fees gross...        12,018           184,293           19,284          425,505          32,546            22,323
  Custodian fees expense
   offset................        (8,309)          (73,365)          (4,110)         (28,394)         (6,554)           (2,768)
  Board of Directors
   fees..................         1,501             9,656            1,143            1,890             482             9,609
  Distribution fees --
   Class IB..............        22,314            45,901            3,668            8,033           2,399            74,796
  Other expenses.........        28,903           230,854           19,193           42,239           9,509           305,780
                           ------------    --------------     ------------    -------------     -----------     -------------
    Total expenses,
     (before waivers)....     3,620,551        29,509,037        3,743,560        6,035,178       1,435,272        22,513,493
  Distribution fees --
   Class IB waived.......        (6,248)          (12,852)          (1,027)          (2,249)           (672)          (20,943)
                           ------------    --------------     ------------    -------------     -----------     -------------
    Total expenses,
     net.................     3,614,303        29,496,185        3,742,533        6,032,929       1,434,600        22,492,550
                           ------------    --------------     ------------    -------------     -----------     -------------
  Net investment income
   (loss)................    (1,029,598)       27,819,388       (1,047,402)      10,014,784       1,823,203        31,311,735
                           ------------    --------------     ------------    -------------     -----------     -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........    90,249,152     1,516,935,742      119,140,580      143,346,294      10,514,401       275,733,865
  Net realized gain on
   futures contracts.....      --                --               --                110,369         --               --
  Net realized (loss)
   gain on forward
   foreign currency
   contracts.............         3,505         6,180,549         --             (1,392,592)       (341,815)              928
  Net realized gain
   (loss) on foreign
   currency
   transactions..........          (319)       (5,630,570)             977         (893,655)         59,489             9,134
  Net unrealized
   appreciation
   (depreciation) of
   investments...........   (67,807,033)     (511,603,284)      52,161,771     (226,349,654)     (5,131,260)     (395,863,520)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....            (9)            1,165         --               (103,692)        --               --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        17,873           975,589         --               (317,887)         64,440          --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............       (14,254)         (150,003)        --                176,077         (55,738)         --
                           ------------    --------------     ------------    -------------     -----------     -------------
  Net realized and
   unrealized gain (loss)
   on investments........    22,448,915     1,006,709,188      171,303,328      (85,424,740)      5,109,517      (120,119,593)
                           ------------    --------------     ------------    -------------     -----------     -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $ 21,419,317    $1,034,528,576     $170,255,926    $ (75,409,956)    $ 6,932,720     $ (88,807,858)
                           ============    ==============     ============    =============     ===========     =============

                            HARTFORD
                           GROWTH AND
                             INCOME
                            HLS FUND
                           -----------
INVESTMENT INCOME:
  Dividends..............  $ 1,365,532
  Interest...............      355,968
  Securities lending.....      --
  Less foreign tax
   withheld..............         (245)
                           -----------
    Total investment
     income, net.........    1,721,255
                           -----------
EXPENSES:
  Investment advisory
   fees..................      803,529
  Administrative services
   fees..................      282,906
  Accounting services....       21,218
  Custodian fees gross...        6,119
  Custodian fees expense
   offset................         (865)
  Board of Directors
   fees..................          374
  Distribution fees --
   Class IB..............          810
  Other expenses.........       11,598
                           -----------
    Total expenses,
     (before waivers)....    1,125,689
  Distribution fees --
   Class IB waived.......         (227)
                           -----------
    Total expenses,
     net.................    1,125,462
                           -----------
  Net investment income
   (loss)................      595,793
                           -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on
   securities
   transactions..........   11,639,925
  Net realized gain on
   futures contracts.....      760,797
  Net realized (loss)
   gain on forward
   foreign currency
   contracts.............      --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........      --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........   (4,897,473)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....      (66,690)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....      --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............      --
                           -----------
  Net realized and
   unrealized gain (loss)
   on investments........    7,436,559
                           -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............  $ 8,032,352
                           ===========

_____________________________________ MF-55 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                HARTFORD
                              DIVIDEND AND        HARTFORD
                                 GROWTH            INDEX
                             HLS FUND, INC.    HLS FUND, INC.
                             --------------    --------------
INVESTMENT INCOME:
  Dividends..............    $  33,062,547      $ 14,483,757
  Interest...............        1,927,815           778,246
  Securities lending.....           20,677            18,078
  Less foreign tax
   withheld..............         (214,952)          (77,299)
                             -------------      ------------
    Total investment
     income, net.........       34,796,087        15,202,782
                             -------------      ------------
EXPENSES:
  Investment advisory
   fees..................        6,878,180         2,573,343
  Administrative services
   fees..................        3,029,746         2,573,343
  Accounting services....          227,231           193,001
  Custodian fees gross...           12,654            12,548
  Custodian fees expense
   offset................           (4,883)             (920)
  Board of Directors
   fees..................            3,072             2,882
  Distribution fees --
   Class IB..............           20,646             2,118
  Other expenses.........          101,456            94,337
                             -------------      ------------
    Total expenses,
     (before waivers)....       10,268,102         5,450,652
  Distribution fees --
   Class IB waived.......           (5,781)             (593)
                             -------------      ------------
    Total expenses,
     net.................       10,262,321         5,450,059
                             -------------      ------------
  Net investment
   income................       24,533,766         9,752,723
                             -------------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on securities
   transactions..........      159,541,345        (2,940,322)
  Net realized gain
   (loss) on futures
   contracts.............         --                 196,818
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............          136,770          --
  Net realized gain on
   option contracts......           28,665          --
  Net realized (loss)
   gain on foreign
   currency
   transactions..........         (157,391)              (62)
  Net unrealized
   (depreciation)
   appreciation of
   investments...........     (238,039,071)      (22,643,114)
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....         --                (267,893)
  Net unrealized
   (depreciation) of
   forward foreign
   currency contracts....         --                --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............           (8,948)         --
                             -------------      ------------
  Net realized and
   unrealized (loss) gain
   on investments........      (78,498,630)      (25,654,573)
                             -------------      ------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............    $ (53,964,864)     $(15,901,850)
                             =============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-56 ____________________________________

                             HARTFORD                                                         HARTFORD
                          INTERNATIONAL       HARTFORD       HARTFORD        HARTFORD         MORTGAGE         HARTFORD
                             ADVISERS         ADVISERS      HIGH YIELD         BOND          SECURITIES      MONEY MARKET
                          HLS FUND, INC.   HLS FUND, INC.    HLS FUND     HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                          --------------   --------------   -----------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............  $  2,084,717    $  40,196,470    $    33,500    $    103,605     $   --            $  --
  Interest...............     5,404,850      180,965,848      2,450,485      33,464,352      10,794,579        35,250,992
  Securities lending.....        14,211           67,353          1,387           5,741         --               --
  Less foreign tax
   withheld..............      (289,446)        (305,934)       --             --               --               --
                           ------------    -------------    -----------    ------------     -----------       -----------
    Total investment
     income, net.........     7,214,332      220,923,737      2,485,372      33,573,698      10,794,579        35,250,992
                           ------------    -------------    -----------    ------------     -----------       -----------
EXPENSES:
  Investment advisory
   fees..................     1,135,244       30,134,618        146,333       1,451,414         399,043         1,430,921
  Administrative services
   fees..................       408,530       13,973,950         50,898         987,006         319,234         1,144,737
  Accounting services....        30,640        1,048,046          3,817          74,025          23,942            85,855
  Custodian fees gross...        93,081           41,337          4,144          23,359           9,234             4,285
  Custodian fees expense
   offset................        (6,752)         (13,438)          (181)         (3,069)           (837)             (908)
  Board of Directors
   fees..................         4,914           16,737             65           1,298           1,278             4,214
  Distribution fees --
   Class IB..............           617          194,957            206          22,342              49            11,839
  Other expenses.........        11,284          458,810          3,207          23,531          16,815            35,621
                           ------------    -------------    -----------    ------------     -----------       -----------
    Total expenses,
     (before waivers)....     1,677,558       45,855,017        208,489       2,579,906         768,758         2,716,564
  Distribution fees --
   Class IB waived.......          (173)         (54,588)           (58)         (6,256)            (14)           (3,315)
                           ------------    -------------    -----------    ------------     -----------       -----------
    Total expenses,
     net.................     1,677,385       45,800,429        208,431       2,573,650         768,744         2,713,249
                           ------------    -------------    -----------    ------------     -----------       -----------
  Net investment
   income................     5,536,947      175,123,308      2,276,941      31,000,048      10,025,835        32,537,743
                           ------------    -------------    -----------    ------------     -----------       -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on securities
   transactions..........    17,397,479      249,570,124     (1,599,240)    (11,801,915)     (4,387,210)          (35,716)
  Net realized gain
   (loss) on futures
   contracts.............       261,778         --              --             (174,572)        --               --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............     7,315,101              928        (11,025)      1,360,919         --               --
  Net realized gain on
   option contracts......      --               --              --             --               --               --
  Net realized (loss)
   gain on foreign
   currency
   transactions..........       (39,611)           8,183          9,826      (1,030,323)        --               --
  Net unrealized
   (depreciation)
   appreciation of
   investments...........   (31,286,900)    (357,178,395)      (663,149)     26,157,650       4,491,447          --
  Net unrealized
   (depreciation)
   appreciation of
   futures contracts.....    (1,254,738)        --              --              471,924         --               --
  Net unrealized
   (depreciation) of
   forward foreign
   currency contracts....    (4,194,086)        --              --             --               --               --
  Net unrealized
   (depreciation)
   appreciation on
   translation of other
   assets and liabilities
   in foreign
   currencies............       207,878         --                  631          84,831         --               --
                           ------------    -------------    -----------    ------------     -----------       -----------
  Net realized and
   unrealized (loss) gain
   on investments........   (11,593,099)    (107,599,160)    (2,262,957)     15,068,514         104,237           (35,716)
                           ------------    -------------    -----------    ------------     -----------       -----------
  Net (decrease) increase
   in net assets
   resulting from
   operations............  $ (6,056,152)   $  67,524,148    $    13,984    $ 46,068,562     $10,130,072       $32,502,027
                           ============    =============    ===========    ============     ===========       ===========

_____________________________________ MF-57 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                  HARTFORD     HARTFORD
                                   GLOBAL       GLOBAL
                                   HEALTH     TECHNOLOGY
                                 HLS FUND*     HLS FUND*
                                ------------  -----------
OPERATIONS:
  Net investment income
   (loss).....................  $    13,667   $   (10,337)
  Net realized gain on
   investments................      393,818       272,239
  Net unrealized appreciation
   (depreciation) of
   investments................    2,535,650     1,338,314
                                -----------   -----------
  Net increase (decrease) in
   net assets resulting from
   operations.................    2,943,135     1,600,216
                                -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      --            --
    Class IB..................      --            --
  From realized gain on
   investments
    Class IA..................      --            --
    Class IB..................      --            --
                                -----------   -----------
    Total distributions.......      --            --
                                -----------   -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................   19,008,094    28,004,765
    Class IB..................    1,301,309     2,197,525
                                -----------   -----------
        Net increase from
       capital share
       transactions...........   20,309,403    30,202,290
                                -----------   -----------
        Net increase in net
       assets.................   23,252,538    31,802,506
NET ASSETS:
  Beginning of period.........      --            --
                                -----------   -----------
  End of period...............  $23,252,538   $31,802,506
                                ===========   ===========
  Accumulated undistributed
   net investment income
   (loss).....................  $    13,666   $   (10,338)
                                ===========   ===========

  *  From inception May 1, 2000 to June 30, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-58 ____________________________________

                                  HARTFORD          HARTFORD                            HARTFORD
                                    SMALL            CAPITAL          HARTFORD        INTERNATIONAL      HARTFORD
                                   COMPANY        APPRECIATION         MIDCAP         OPPORTUNITIES   GLOBAL LEADERS
                               HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                               ---------------   ---------------   ---------------   ---------------  --------------
OPERATIONS:
  Net investment income
   (loss)..................... $   (1,029,598)   $   27,819,388    $   (1,047,402)   $   10,014,784    $  1,823,203
  Net realized gain on
   investments................     90,252,338     1,517,485,721       119,141,557       141,170,416      10,232,075
  Net unrealized appreciation
   (depreciation) of
   investments................    (67,803,423)     (510,776,533)       52,161,771      (226,595,156)     (5,122,558)
                               --------------    ---------------   --------------    --------------    ------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     21,419,317     1,034,528,576       170,255,926       (75,409,956)      6,932,720
                               --------------    ---------------   --------------    --------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................       --              (3,805,460)         --             (10,708,194)        (20,051)
    Class IB..................       --                 (22,902)         --                 (76,325)           (291)
  From realized gain on
   investments
    Class IA..................   (117,754,046)   (1,257,339,181)      (52,224,942)     (171,516,585)     (2,622,287)
    Class IB..................     (3,079,849)       (7,712,912)         (412,501)       (1,223,514)        (38,228)
                               --------------    ---------------   --------------    --------------    ------------
    Total distributions.......   (120,833,895)   (1,268,880,455)      (52,637,443)     (183,524,618)     (2,680,857)
                               --------------    ---------------   --------------    --------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................    412,727,319     1,638,386,046       534,961,884       249,825,858     294,031,644
    Class IB..................     20,049,442        39,473,394        10,495,924         9,806,041       7,046,570
                               --------------    ---------------   --------------    --------------    ------------
        Net increase from
       capital share
       transactions...........    432,776,761     1,677,859,440       545,457,808       259,631,899     301,078,214
                               --------------    ---------------   --------------    --------------    ------------
        Net increase in net
       assets.................    333,362,183     1,443,507,561       663,076,291           697,325     305,330,077
NET ASSETS:
  Beginning of period.........    767,502,233     7,985,996,377       672,713,807     1,578,038,808     179,743,919
                               --------------    ---------------   --------------    --------------    ------------
  End of period............... $1,100,864,416    $9,429,503,938    $1,335,790,098    $1,578,736,133    $485,073,996
                               ==============    ===============   ==============    ==============    ============
  Accumulated undistributed
   net investment income
   (loss)..................... $   (1,029,598)   $   28,097,122    $   (1,047,402)   $    6,140,661    $  1,794,497
                               ==============    ===============   ==============    ==============    ============

                                                   HARTFORD
                                   HARTFORD       GROWTH AND
                                     STOCK          INCOME
                                HLS FUND, INC.     HLS FUND
                                ---------------  ------------
OPERATIONS:
  Net investment income
   (loss).....................  $   31,311,735   $    595,793
  Net realized gain on
   investments................     275,743,927     12,400,722
  Net unrealized appreciation
   (depreciation) of
   investments................    (395,863,520)    (4,964,163)
                                ---------------  ------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     (88,807,858)     8,032,352
                                ---------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      (2,419,284)       (16,018)
    Class IB..................         (19,101)          (140)
  From realized gain on
   investments
    Class IA..................    (999,115,721)    (3,335,223)
    Class IB..................      (8,268,704)       (29,168)
                                ---------------  ------------
    Total distributions.......  (1,009,822,810)    (3,380,549)
                                ---------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................   1,136,680,629    139,171,726
    Class IB..................      40,256,537      3,259,830
                                ---------------  ------------
        Net increase from
       capital share
       transactions...........   1,176,937,166    142,431,556
                                ---------------  ------------
        Net increase in net
       assets.................      78,306,498    147,083,359
NET ASSETS:
  Beginning of period.........   9,447,823,496    201,871,836
                                ---------------  ------------
  End of period...............  $9,526,129,994   $348,955,195
                                ===============  ============
  Accumulated undistributed
   net investment income
   (loss).....................  $   31,316,736   $    595,793
                                ===============  ============

_____________________________________ MF-59 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)

                                   HARTFORD
                                 DIVIDEND AND       HARTFORD
                                    GROWTH           INDEX
                                HLS FUND, INC.   HLS FUND, INC.
                                ---------------  --------------
OPERATIONS:
  Net investment income.......  $   24,533,766   $    9,752,723
  Net realized gain (loss) on
   investments................     159,549,389       (2,743,566)
  Net unrealized
   (depreciation) appreciation
   of investments.............    (238,048,019)     (22,911,007)
                                --------------   --------------
  Net (decrease) increase in
   net assets resulting from
   operations.................     (53,964,864)     (15,901,850)
                                --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      (2,426,419)        (264,144)
    Class IB..................         (15,305)            (393)
  From realized gain on
   investments
    Class IA..................    (266,487,174)     (24,783,748)
    Class IB..................      (1,715,211)         (36,848)
                                --------------   --------------
    Total distributions.......    (270,644,109)     (25,085,133)
                                --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................      29,669,469       82,006,135
    Class IB..................       4,817,195        3,996,698
                                --------------   --------------
        Net increase
       (decrease) from capital
       share transactions.....      34,486,664       86,002,833
                                --------------   --------------
        Net (decrease)
       increase in net
       assets.................    (290,122,309)      45,015,850
NET ASSETS:
  Beginning of period.........   3,223,819,460    2,581,446,661
                                --------------   --------------
  End of period...............  $2,933,697,151   $2,626,462,511
                                ==============   ==============
  Accumulated undistributed
   net investment income
   (loss).....................  $   23,091,974   $    9,767,523
                                ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-60 ____________________________________

                                   HARTFORD                                                        HARTFORD
                                INTERNATIONAL        HARTFORD       HARTFORD       HARTFORD        MORTGAGE        HARTFORD
                                   ADVISERS          ADVISERS      HIGH YIELD        BOND         SECURITIES     MONEY MARKET
                                HLS FUND, INC.    HLS FUND, INC.    HLS FUND    HLS FUND, INC.  HLS FUND, INC.  HLS FUND, INC.
                                --------------   ----------------  -----------  --------------  --------------  --------------
OPERATIONS:
  Net investment income.......   $  5,536,947    $   175,123,308   $ 2,276,941   $ 31,000,048    $ 10,025,835   $   32,537,743
  Net realized gain (loss) on
   investments................     24,934,747        249,579,235    (1,600,439)   (11,645,891)     (4,387,210)         (35,716)
  Net unrealized
   (depreciation) appreciation
   of investments.............    (36,527,846)      (357,178,395)     (662,518)    26,714,405       4,491,447         --
                                 ------------    ---------------   -----------   ------------    ------------   --------------
  Net (decrease) increase in
   net assets resulting from
   operations.................     (6,056,152)        67,524,148        13,984     46,068,562      10,130,072       32,502,027
                                 ------------    ---------------   -----------   ------------    ------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................     (4,961,334)       (29,849,092)      (61,191)    (4,426,549)     (2,172,319)     (32,239,227)
    Class IB..................        (18,042)          (389,528)         (621)       (93,698)         (1,623)        (262,798)
  From realized gain on
   investments
    Class IA..................    (26,882,615)    (1,188,034,853)      --            --              --               --
    Class IB..................        (97,763)       (15,622,606)      --            --              --               --
                                 ------------    ---------------   -----------   ------------    ------------   --------------
    Total distributions.......    (31,959,754)    (1,233,896,079)      (61,812)    (4,520,247)     (2,173,942)     (32,502,025)
                                 ------------    ---------------   -----------   ------------    ------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................     56,247,852        827,867,303     3,131,858    (49,574,084)    (41,308,984)    (134,570,848)
    Class IB..................      1,641,421         60,330,059       465,887      4,128,454         223,265        6,231,037
                                 ------------    ---------------   -----------   ------------    ------------   --------------
        Net increase
       (decrease) from capital
       share transactions.....     57,889,273        888,197,362     3,597,745    (45,445,630)    (41,085,719)    (128,339,811)
                                 ------------    ---------------   -----------   ------------    ------------   --------------
        Net (decrease)
       increase in net
       assets.................     19,873,367       (278,174,569)    3,549,917     (3,897,315)    (33,129,589)    (128,339,809)
NET ASSETS:
  Beginning of period.........    396,158,206     14,220,213,254    52,833,371    994,678,368     339,776,814    1,266,239,734
                                 ------------    ---------------   -----------   ------------    ------------   --------------
  End of period...............   $416,031,573    $13,942,038,685   $56,383,288   $990,781,053    $306,647,225   $1,137,899,925
                                 ============    ===============   ===========   ============    ============   ==============
  Accumulated undistributed
   net investment income
   (loss).....................   $  4,010,344    $   175,123,306   $ 2,262,827   $ 31,000,048    $ 10,025,835   $     --
                                 ============    ===============   ===========   ============    ============   ==============

_____________________________________ MF-61 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                HARTFORD          HARTFORD
                                 SMALL             CAPITAL
                                COMPANY         APPRECIATION
                             HLS FUND, INC.    HLS FUND, INC.
                             --------------    ---------------
OPERATIONS:
  Net investment
   income................     $ (1,976,601)    $   29,590,553
  Net realized (loss)
   gain..................      147,233,369      1,275,672,031
  Net unrealized
   (depreciation)
   appreciation of
   investments...........      121,502,066        843,016,317
                              ------------     --------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............      266,758,834      2,148,278,901
                              ------------     --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............         --              (24,013,346)
    Class IB.............         --                  (47,938)
  From realized gain on
   investments
    Class IA.............         (986,389)      (373,170,325)
    Class IB.............          (13,611)        (2,166,173)
                              ------------     --------------
    Total
     distributions.......       (1,000,000)      (399,397,782)
                              ------------     --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............      143,679,160        409,058,426
    Class IB.............        6,634,327         14,635,220
                              ------------     --------------
        Net increase
       (decrease) from
       capital share
       transactions......      150,313,487        423,693,646
                              ------------     --------------
        Net increase
       (decrease) in net
       assets............      416,072,321      2,172,574,765
NET ASSETS:
  Beginning of year......      351,429,912      5,813,421,612
                              ------------     --------------
  End of year............     $767,502,233     $7,985,996,377
                              ============     ==============
  Accumulated
   undistributed net
   investment income.....     $   --           $    4,106,096
                              ============     ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-62 ____________________________________

                                              HARTFORD                                          HARTFORD        HARTFORD
                             HARTFORD      INTERNATIONAL       HARTFORD         HARTFORD       GROWTH AND     DIVIDEND AND
                              MIDCAP       OPPORTUNITIES    GLOBAL LEADERS       STOCK           INCOME          GROWTH
                          HLS FUND, INC.   HLS FUND, INC.      HLS FUND      HLS FUND, INC.     HLS FUND     HLS FUND, INC.
                          --------------   --------------   --------------   --------------   ------------   ---------------
OPERATIONS:
  Net investment
   income................  $   (453,470)   $  15,471,910     $    293,806    $  65,458,296    $    556,158   $   50,807,217
  Net realized (loss)
   gain..................    74,256,853      200,445,808        2,920,899    1,025,416,628       4,442,200      275,965,619
  Net unrealized
   (depreciation)
   appreciation of
   investments...........    87,291,822      249,333,414       33,754,415      408,912,415      17,368,897     (162,877,806)
                           ------------    --------------    ------------    --------------   ------------   --------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............   161,095,205      465,251,132       36,969,120    1,499,787,339      22,367,255      163,895,030
                           ------------    --------------    ------------    --------------   ------------   --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............      --            (15,254,141)        (230,000)     (64,230,258)       (540,261)     (51,584,635)
    Class IB.............      --                (26,724)        --               (285,493)            (17)        (240,626)
  From realized gain on
   investments
    Class IA.............   (27,865,705)        --               (835,856)    (619,031,959)     (1,243,909)    (120,723,195)
    Class IB.............          (445)        --                   (435)      (6,820,829)            (91)        (820,318)
                           ------------    --------------    ------------    --------------   ------------   --------------
    Total
     distributions.......   (27,866,150)     (15,280,865)      (1,066,291)    (690,368,539)     (1,784,278)    (173,368,774)
                           ------------    --------------    ------------    --------------   ------------   --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............   395,957,351      (71,217,452)     138,030,655    1,405,976,600     155,965,699      185,464,195
    Class IB.............        33,758        1,929,411           10,990       39,214,926              35        7,935,212
                           ------------    --------------    ------------    --------------   ------------   --------------
        Net increase
       (decrease) from
       capital share
       transactions......   395,991,109      (69,288,041)     138,041,645    1,445,191,526     155,965,734      193,399,407
                           ------------    --------------    ------------    --------------   ------------   --------------
        Net increase
       (decrease) in net
       assets............   529,220,164      380,682,226      173,944,474    2,254,610,326     176,548,711      183,925,663
NET ASSETS:
  Beginning of year......   143,493,643    1,197,356,582        5,799,445    7,193,213,170      25,323,125    3,039,893,797
                           ------------    --------------    ------------    --------------   ------------   --------------
  End of year............  $672,713,807    $1,578,038,808    $179,743,919    $9,447,823,496   $201,871,836   $3,223,819,460
                           ============    ==============    ============    ==============   ============   ==============
  Accumulated
   undistributed net
   investment income.....  $   --          $   6,910,396     $     (8,364)   $   2,443,386    $     16,158   $      999,932
                           ============    ==============    ============    ==============   ============   ==============

_____________________________________ MF-63 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                   HARTFORD
                                HARTFORD        INTERNATIONAL
                                  INDEX            ADVISERS
                             HLS FUND, INC.     HLS FUND, INC.
                             ---------------    --------------
OPERATIONS:
  Net investment income
   (loss)................    $   20,579,345      $  8,380,352
  Net realized gain
   (loss)................        26,366,138        28,196,505
  Net unrealized
   (depreciation)
   appreciation of
   investments...........       369,300,044        34,812,206
                             --------------      ------------
  Net increase in net
   assets resulting from
   operations............       416,245,527        71,389,063
                             --------------      ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       (23,997,823)       (6,999,809)
    Class IB.............               (82)             (191)
  From realized gain on
   investments
    Class IA.............       (32,133,595)         --
    Class IB.............                (9)         --
                             --------------      ------------
    Total
     distributions.......       (56,131,509)       (7,000,000)
                             --------------      ------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       375,205,423        45,906,614
    Class IB.............            10,000            10,000
                             --------------      ------------
        Net increase from
       capital share
       transactions......       375,215,423        45,916,614
                             --------------      ------------
        Net increase in
       net assets........       735,329,441       110,305,677
NET ASSETS:
  Beginning of year......     1,846,117,220       285,852,529
                             --------------      ------------
  End of year............    $2,581,446,661      $396,158,206
                             ==============      ============
  Accumulated
   undistributed net
   investment income.....    $      279,337      $  3,452,773
                             ==============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-64 ____________________________________

                                                                                 HARTFORD
                              HARTFORD        HARTFORD         HARTFORD          MORTGAGE         HARTFORD
                              ADVISERS       HIGH YIELD          BOND           SECURITIES      MONEY MARKET
                           HLS FUND, INC.     HLS FUND      HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                          ----------------   -----------   ----------------   --------------   ---------------
OPERATIONS:
  Net investment income
   (loss)................ $   320,121,537    $ 3,010,849   $     58,520,227    $ 21,173,942    $   51,797,629
  Net realized gain
   (loss)................   1,204,132,542       (207,453)       (18,936,883)     (6,343,967)           22,249
  Net unrealized
   (depreciation)
   appreciation of
   investments...........    (201,833,722)    (1,512,476)       (58,549,134)     (9,624,058)         --
                          ---------------    -----------   ----------------    ------------    --------------
  Net increase in net
   assets resulting from
   operations............   1,322,420,357      1,290,920        (18,965,790)      5,205,917        51,819,878
                          ---------------    -----------   ----------------    ------------    --------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............    (294,114,825)    (2,960,585)       (53,765,163)    (18,999,447)      (51,531,940)
    Class IB.............      (2,712,215)        (5,858)          (835,869)           (553)         (265,689)
  From realized gain on
   investments
    Class IA.............    (985,224,028)        (6,008)        (6,264,409)       --                 (22,169)
    Class IB.............     (10,509,514)           (28)           (48,164)       --                     (80)
                          ---------------    -----------   ----------------    ------------    --------------
    Total
     distributions.......  (1,292,560,582)    (2,972,479)       (60,913,605)    (19,000,000)      (51,819,878)
                          ---------------    -----------   ----------------    ------------    --------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............   2,243,273,127     39,928,946        155,218,570      (3,273,436)      384,949,803
    Class IB.............     106,955,218          1,851         11,573,774          10,000         6,624,881
                          ---------------    -----------   ----------------    ------------    --------------
        Net increase from
       capital share
       transactions......   2,350,228,345     39,930,797        166,792,344      (3,263,436)      391,574,684
                          ---------------    -----------   ----------------    ------------    --------------
        Net increase in
       net assets........   2,380,088,120     38,249,238         86,912,949     (17,057,519)      391,574,684
NET ASSETS:
  Beginning of year......  11,840,125,134     14,584,133        907,765,419     356,834,333       874,665,050
                          ---------------    -----------   ----------------    ------------    --------------
  End of year............ $14,220,213,254    $52,833,371   $    994,678,368    $339,776,814    $1,266,239,734
                          ===============    ===========   ================    ============    ==============
  Accumulated
   undistributed net
   investment income..... $    30,238,618    $    47,698   $      4,520,247    $  2,173,942    $     --
                          ===============    ===========   ================    ============    ==============

_____________________________________ MF-65 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
 1.  ORGANIZATION:

    Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers Fund HLS
    Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. (each a "Fund" or together the "Funds") are organized under the laws of the state of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.

       Hartford Global Health HLS Fund                     Seeks long-term capital appreciation by investing
                                                           at least 80% of its total assets in the equity
                                                           securities of health care companies worldwide.
       Hartford Global Technology HLS Fund                 Seeks long-term capital appreciation by investing
                                                           at least 80% of its total assets in the equity
                                                           securities of technology companies worldwide.
       Hartford Small Company HLS Fund, Inc.               Seeks maximum capital appreciation by investing at
                                                           least 65% of its total assets in common stocks of
                                                           companies with a market capitalization within the
                                                           range represented by the Russell 2000 Index.
       Hartford Capital Appreciation HLS Fund, Inc         Seeks growth of capital through investment in
                                                           equity securities of companies with high growth
                                                           potential, including small, medium and large
                                                           companies.
       Hartford MidCap HLS Fund, Inc.                      Seeks long-term capital growth through capital
                                                           appreciation by investing primarily in equity
                                                           securities with market capitalizations within the
                                                           range represented by the S&P's MidCap 400 Index.
       Hartford International Opportunities HLS            Seeks growth of capital through investing
        Fund, Inc.                                         primarily in foreign equity securities issues.
       Hartford Global Leaders HLS Fund                    Seeks growth of capital by investing primarily in
                                                           equity securities, issued by U.S. and non-U.S.
                                                           companies.
       Hartford Stock HLS Fund, Inc.                       Seeks long-term capital growth through investment
                                                           in a diversified portfolio of equity securities.
       Hartford Growth and Income HLS Fund                 Seeks growth of capital and current income by
                                                           investing primarily in equity securities with
                                                           earnings growth potential and steady or rising
                                                           dividends.
       Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent
                                                           with growth of capital and moderate investment
                                                           risk. Primary investments are equity securities
                                                           and securities convertible into equity securities
                                                           that typically have above average yield.
       Hartford Index HLS Fund, Inc.                       Seeks to approximate the price and yield
                                                           performance represented by the Standard & Poor's
                                                           500 Composite Stock Price Index through
                                                           investments in common stocks.
       Hartford International Advisers HLS Fund, Inc.      Seeks a long-term total rate of return consistent
                                                           with moderate risk. Investments include a mix of
                                                           debt, equity and money market instruments
                                                           primarily with foreign issuers.
       Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total rate of return
                                                           (capital growth and current income) through
                                                           investment in a varying mix of stocks, bonds and
                                                           money market instruments.
       Hartford High Yield HLS Fund                        Seeks high current income by investing in high
                                                           yield, below investment grade securities. Growth
                                                           of capital is a secondary objective.

_____________________________________ MF-66 ____________________________________

       Hartford Bond HLS Fund, Inc.                        Seeks maximum current income consistent with
                                                           preservation of capital through investing
                                                           primarily in debt securities.
       Hartford Mortgage Securities HLS Fund, Inc.         Seeks a high level of current income by investing
                                                           primarily in mortgage-related securities,
                                                           including securities issued by the Government
                                                           National Mortgage Association.
       Hartford Money Market HLS Fund, Inc.                Seeks a high level of current income consistent
                                                           with liquidity and preservation of capital through
                                                           investment in money-market securities.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12-b1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

   b) SECURITY VALUATION--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

      Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc., are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

   c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or

_____________________________________ MF-67 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
      exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

   e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Funds' Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which a Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

      The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows as of June 30, 2000:

_____________________________________ MF-68 ____________________________________

                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.


                                           OPTIONS CONTRACTS
                                                WRITTEN
                                           DURING THE PERIOD
                                          --------------------
                                          NUMBER OF   DOLLAR
WRITTEN CALLS                             CONTRACTS   AMOUNTS
----------------------------------------  ---------  ---------
Beginning of Period.....................     --      $  --
During the Period.......................     1,022     116,328
Expired during the period...............     --         --
Closed during the period................    (1,022)   (116,328)
Exercised during the period.............     --         --
                                          --------   ---------
Balanced at the end of period...........     --      $  --
                                          ========   =========

   g) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 2000, Hartford Global Health HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund and Hartford International Advisers HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

   h) SECURITIES LENDING--Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford High Yield HLS Fund and Hartford Bond HLS Fund, Inc. may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2000, the market value of the securities loaned and the market value of the collateral were as follows:


                                                     VALUE OF SECURITIES LOANED  VALUE OF COLLATERAL
                                                            ------------            ------------
           Hartford Global Health HLS Fund.........         $  5,043,418            $  5,219,902
           Hartford Global Technology HLS Fund.....            4,516,306               4,646,169
           Hartford Small Company HLS
            Fund, Inc..............................          192,767,904             199,894,731
           Hartford Capital Appreciation HLS
            Fund, Inc..............................          765,019,281             790,421,193
           Hartford MidCap HLS Fund, Inc...........          327,411,335             338,262,039
           Hartford International Opportunities HLS
            Fund, Inc..............................          138,837,303             144,256,076
           Hartford Global Leaders HLS Fund........           39,432,530              40,600,358
           Hartford Stock HLS Fund, Inc............          173,984,150             178,727,476
           Hartford Dividend and Growth HLS
            Fund, Inc..............................          153,491,362             158,547,001
           Hartford Index HLS Fund, Inc............           52,771,639              54,357,458
           Hartford International Advisers HLS
            Fund, Inc..............................           10,730,644              11,048,701
           Hartford Advisers HLS Fund, Inc.........          634,102,602             647,144,941
           Hartford High Yield HLS Fund............            5,123,476               5,247,140
           Hartford Bond HLS Fund, Inc.............           39,059,323              39,882,246

   i) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the

_____________________________________ MF-69 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)
     requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   j) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the fund is informed of the dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/ or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds, except the Hartford Money Market HLS Fund, Inc., is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts.

   k) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as

_____________________________________ MF-70 ____________________________________
      of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

   l) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS
      Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2000 the Funds did not hold any restricted securities (excluding 144A issues).

 3.  EXPENSES:

   a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Fund's Board of Directors and shareholders.

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.325%
On next $250 million                                    0.300
On next $500 million                                    0.275
Over $1 billion                                         0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
                        HARTFORD MIDCAP HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                        HARTFORD GLOBAL LEADERS HLS FUND
                      HARTFORD GROWTH AND INCOME HLS FUND,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
                      HARTFORD ADVISERS HLS FUND, INC. AND
                          HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.575%
On next $250 million                                    0.525
On next $500 million                                    0.475
Over $1 billion                                         0.425

_____________________________________ MF-71 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                        HARTFORD GLOBAL HEALTH HLS FUND
                    AND HARTFORD GLOBAL TECHNOLOGY HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.650%
On next $250 million                                    0.600
Over $500 million                                       0.550

      Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

   b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

   c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

   d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as Custodian fees expense offset.

   e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

      Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

_____________________________________ MF-72 ____________________________________

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of June 30, 2000, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                  AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                    UNREALIZED        UNREALIZED      APPRECIATION/
           FUND                                    TAX COST        APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
           ----                                 ---------------   ---------------   ---------------   --------------
           Hartford Small Company HLS
             Fund, Inc........................      979,723,736      176,891,514       (66,980,610)      109,630,905
           Hartford Capital Appreciation HLS
             Fund, Inc........................    7,681,495,566    2,631,843,107    (1,001,710,643)    1,630,132,464
           Hartford MidCap HLS Fund, Inc......    1,212,324,501      207,988,526       (63,186,658)      144,801,867
           Hartford International
             Opportunities HLS Fund, Inc......    1,428,837,746      231,444,589       (70,061,301)      161,383,288
           Hartford Global Leaders HLS Fund...      479,381,795       37,819,542       (13,805,542)       24,014,000
           Hartford Stock HLS Fund, Inc.......    6,999,139,369    3,076,663,436      (572,696,314)    2,503,987,121
           Hartford Growth and Income HLS
             Fund.............................      339,385,691       40,848,341       (25,778,323)       15,070,018
           Hartford Dividend and Growth HLS
             Fund, Inc........................    2,749,226,589      487,891,888      (297,261,700)      190,630,188
           Hartford Index HLS Fund, Inc.......    1,675,468,269    1,142,540,138      (182,664,078)      959,876,060
           Hartford International Advisers HLS
             Fund, Inc........................      402,695,861       34,615,096       (13,522,584)       21,092,512
           Hartford Advisers HLS
             Fund, Inc........................   11,443,904,150    3,113,872,532      (708,596,941)    2,405,275,591
           Hartford High Yield HLS Fund.......       56,903,588          481,321        (2,499,170)       (2,017,849)
           Hartford Bond HLS Fund, Inc........    1,009,617,530       10,292,490       (19,804,690)       (9,512,200)
           Hartford Mortgage Securities HLS
             Fund, Inc........................      431,842,005        1,799,859        (2,242,980)         (443,120)

 5.  AFFILIATE HOLDINGS:

    a) As of June 30, 2000, HL Investment Advisers, LLC held direct interests in shares as follows:


                                                       PERCENT                PERCENT
           FUND                             CLASS IA   OF SHARES   CLASS IB   OF SHARES
           ------------------------------  ----------  ---------  ----------  ---------
           Hartford Global Health HLS
            Fund.........................   9,000,000     49.28%   1,000,000     78.21%
           Hartford Global Technology HLS
            Fund.........................   9,000,000     31.89%   1,000,000     45.42%
           Hartford Growth and Income HLS
            Fund.........................      --         --          10,031      0.44%
           Hartford High Yield HLS
            Fund.........................      --         --         101,821     17.80%
           Hartford Mortgage Securities
            HLS Fund, Inc................      --         --           9,030      4.11%

_____________________________________ MF-73 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    b) As of June 30, 2000, certain HL group pension contracts held direct interests in shares as follows:


                                                                  PERCENT OF
           FUND                                        SHARES     TOTAL SHARES
           ----------------------------------------  -----------  ------------
           Hartford Global Health HLS Fund.........   10,000,000       51.17%
           Hartford Global Technology HLS Fund.....   10,000,000       32.87%
           Hartford Small Company HLS
            Fund, Inc..............................   13,934,755        2.55%
           Hartford Capital Appreciation HLS
            Fund, Inc..............................   60,396,260        3.81%
           Hartford MidCap HLS Fund, Inc...........    2,860,381        0.51%
           Hartford International Opportunities HLS
            Fund, Inc..............................   17,758,736        1.76%
           Hartford Global Leaders HLS Fund........      913,432        0.37%
           Hartford Stock HLS Fund, Inc............   61,396,110        4.08%
           Hartford Growth and Income HLS Fund.....      728,317        0.30%
           Hartford Dividend and Growth HLS
            Fund, Inc..............................   12,905,815        0.85%
           Hartford Index HLS Fund, Inc............   46,482,154        7.29%
           Hartford International Advisers HLS
            Fund, Inc..............................    3,475,592        1.06%
           Hartford Advisers HLS Fund, Inc.........  110,556,823        2.15%
           Hartford High Yield HLS Fund............      198,657        0.35%
           Hartford Bond HLS Fund, Inc.............   41,490,053        4.34%
           Hartford Mortgage Securities HLS
            Fund, Inc..............................   14,272,477        4.96%
           Hartford Money Market HLS Fund, Inc.....   14,263,447        1.25%

 6.  INVESTMENT TRANSACTIONS:
     As of June 30, 2000, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:


           FUND                                      COST OF PURCHASE   PROCEEDS FROM SALES
           ----------------------------------------  -----------------  -------------------
           Hartford Global Health HLS Fund.........   $   21,597,242      $    2,200,976
           Hartford Global Technology HLS Fund.....       33,308,430           4,232,787
           Hartford Small Company HLS
            Fund, Inc..............................    1,118,998,637         831,403,171
           Hartford Capital Appreciation HLS
            Fund, Inc..............................    4,323,654,820       4,116,689,919
           Hartford MidCap HLS Fund, Inc...........    1,279,314,773         774,157,944
           Hartford International Opportunities HLS
            Fund, Inc..............................    1,227,065,118       1,176,320,843
           Hartford Global Leaders HLS Fund........    1,011,790,518         726,129,489
           Hartford Stock HLS Fund, Inc............    2,125,663,609       1,629,891,882
           Hartford Growth and Income HLS Fund.....      239,464,572         103,506,989
           Hartford Dividend and Growth HLS
            Fund, Inc..............................      957,348,093       1,116,224,104
           Hartford Index HLS Fund, Inc............      133,967,906          53,404,988
           Hartford International Advisers HLS
            Fund, Inc..............................      363,788,224         316,166,175
           Hartford Advisers HLS Fund, Inc.........    2,538,265,743       2,238,611,724
           Hartford High Yield HLS Fund............       18,911,605          18,721,176
           Hartford Bond HLS Fund, Inc.............      848,279,072         889,541,199
           Hartford Mortgage Securities HLS
            Fund, Inc..............................      732,595,334         646,628,954

 7.  CAPITAL LOSS CARRY FORWARD:
     At December 31, 1999 (tax year-end), the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:


           FUND                                        AMOUNT     YEAR OF EXPIRATION
           ----------------------------------------  -----------  ------------------
           Hartford Bond HLS Fund, Inc.............  $12,947,896            2007
           Hartford Mortgage Securities HLS Fund,
            Inc....................................    7,251,161            2002
           Hartford Mortgage Securities HLS Fund,
            Inc....................................    6,080,766            2007
           Hartford High Yield HLS Fund............      145,594            2007

_____________________________________ MF-74 ____________________________________

 8.  CAPITAL SHARE TRANSACTIONS:
     The following information is as of June 30, 2000:

                                                                                                        HARTFORD SMALL
                                                                                                           COMPANY
                                                                         HARTFORD GLOBAL TECHNOLOGY          HLS
                                      HARTFORD GLOBAL HEALTH HLS FUND             HLS FUND               FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............      18,743,746  $    19,509,569      29,539,986  $    29,379,687     369,963,055
           Shares issued on
            reinvestment of
            distributions...........        --              --               --              --             59,606,427
           Shares redeemed..........        (480,688)        (501,475)     (1,320,127)      (1,374,922)   (242,072,625)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      18,263,058  $    19,008,094      28,219,859  $    28,004,765     187,496,857
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   846,191,291
           Shares issued on
            reinvestment of
            distributions...........      117,754,047
           Shares redeemed..........     (551,218,019)
                                      ---------------
           Net Increase.............  $   412,727,319
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                        OPPORTUNITIES
                                       HARTFORD CAPITAL APPRECIATION                                         HLS
                                              HLS FUND, INC.           HARTFORD MIDCAP HLS FUND, INC.    FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     127,529,830  $   846,343,960     316,968,749  $   733,932,178   1,366,792,263
           Shares issued on
            reinvestment of
            distributions...........     213,399,917    1,261,144,642      22,210,677       52,224,943     116,800,049
           Shares redeemed..........     (70,155,520)    (469,102,556)   (108,985,306)    (251,195,237) (1,321,292,231)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............     270,774,227  $ 1,638,386,046     230,194,120  $   534,961,884     162,300,081
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $ 2,443,209,487
           Shares issued on
            reinvestment of
            distributions...........      182,224,778
           Shares redeemed..........   (2,375,608,407)
                                      ---------------
           Net Increase.............  $   249,825,858
                                      ===============

                                                                                                           HARTFORD
                                                                                                          GROWTH AND
                                        HARTFORD GLOBAL LEADERS HLS                                         INCOME
                                                   FUND                HARTFORD STOCK HLS FUND, INC.       HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     171,128,571  $   336,220,323      67,772,880  $   473,573,095     129,241,637
           Shares issued on
            reinvestment of
            distributions...........       1,355,445        2,642,338     159,171,259    1,001,535,005       2,329,162
           Shares redeemed..........     (22,555,047)     (44,831,017)    (48,406,251)    (338,427,471)    (32,796,564)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............     149,928,969  $   294,031,644     178,537,888  $ 1,136,680,629      98,774,235
                                      ==============  ===============  ==============  ===============  ==============



                                      HARTFORD GROWTH
                                        AND INCOME
                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   182,300,369
           Shares issued on
            reinvestment of
            distributions...........        3,351,241
           Shares redeemed..........      (46,479,884)
                                      ---------------
           Net Increase.............  $   139,171,726
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                                                                                           ADVISERS
                                       HARTFORD DIVIDEND AND GROWTH                                          HLS
                                              HLS FUND, INC.           HARTFORD INDEX HLS FUND, INC.     FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............      93,122,239  $   198,227,923      61,499,120  $   252,327,061      58,808,200
           Shares issued on
            reinvestment of
            distributions...........     138,736,184      268,913,593       6,076,554       25,047,892      25,147,279
           Shares redeemed..........    (208,780,407)    (437,472,047)    (47,526,515)    (195,368,818)    (41,122,876)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      23,078,016  $    29,669,469      20,049,159  $    82,006,135      42,832,603
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $    81,015,428
           Shares issued on
            reinvestment of
            distributions...........       31,843,949
           Shares redeemed..........      (56,611,525)
                                      ---------------
           Net Increase.............  $    56,247,852
                                      ===============

_____________________________________ MF-75 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                             HARTFORD ADVISERS                                          HARTFORD BOND
                                             HLS FUND, INC.             HARTFORD HIGH YIELD HLS FUND    HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     109,084,495  $   321,265,771      10,018,446  $     9,887,028      85,859,198
           Shares issued on
            reinvestment of
            distributions...........     450,784,634    1,217,883,945          61,120           61,191       4,294,267
           Shares redeemed..........    (242,441,932)    (711,282,413)     (6,869,717)      (6,816,361)   (139,554,833)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase
            (Decrease)..............     317,427,197  $   827,867,303       3,209,849  $     3,131,858     (49,401,368)
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $    86,137,889
           Shares issued on
            reinvestment of
            distributions...........        4,426,547
           Shares redeemed..........     (140,138,520)
                                      ---------------
           Net Increase
            (Decrease)..............  $   (49,574,084)
                                      ===============


                                            HARTFORD MORTGAGE SECURITIES         HARTFORD MONEY MARKET
                                                  HLS FUND, INC.                   HLS FUND, INC.
                                           -------------------------------  -------------------------------
                                               SHARES          AMOUNT           SHARES          AMOUNT
                                           --------------  ---------------  --------------  ---------------
           CLASS IA
           Shares sold...................      34,652,010  $    36,151,826   4,054,050,337  $ 4,054,050,337
           Shares issued on reinvestment
            of distributions.............       2,045,966        2,172,319      32,239,220       32,239,220
           Shares redeemed...............     (76,304,250)     (79,633,129) (4,220,860,405)  (4,220,860,405)
                                           --------------  ---------------  --------------  ---------------
           Net (Decrease)................     (39,606,274) $   (41,308,984)   (134,570,848) $  (134,570,848)
                                           ==============  ===============  ==============  ===============

                                                                                                        HARTFORD SMALL
                                          HARTFORD GLOBAL HEALTH         HARTFORD GLOBAL TECHNOLOGY        COMPANY
                                                 HLS FUND                         HLS FUND              HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       1,279,010  $     1,301,823       2,213,199  $     2,209,370       8,381,764
           Shares issued on
            reinvestment of
            distributions...........        --              --               --              --              1,561,431
           Shares redeemed..........            (477)            (514)        (11,595)         (11,845)       (752,437)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       1,278,533  $     1,301,309       2,201,604  $     2,197,525       9,190,758
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $    18,557,198
           Shares issued on
            reinvestment of
            distributions...........        3,079,848
           Shares redeemed..........       (1,587,604)
                                      ---------------
           Net Increase.............  $    20,049,442
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                       HARTFORD CAPITAL APPRECIATION           HARTFORD MIDCAP          OPPORTUNITIES
                                             HLS FUND, INC.                   HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       4,918,653  $    32,529,240       4,733,443  $    11,015,997       5,453,812
           Shares issued on
            reinvestment of
            distributions...........       1,309,591        7,735,814         175,633          412,501         833,696
           Shares redeemed..........        (116,794)        (791,660)       (390,049)        (932,574)       (688,297)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       6,111,450  $    39,473,394       4,519,027  $    10,495,924       5,599,211
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     9,728,256
           Shares issued on
            reinvestment of
            distributions...........        1,299,839
           Shares redeemed..........       (1,222,054)
                                      ---------------
           Net Increase.............  $     9,806,041
                                      ===============

_____________________________________ MF-76 ____________________________________

                                                                                                           HARTFORD
                                                                                                          GROWTH AND
                                          HARTFORD GLOBAL LEADERS                                           INCOME
                                                 HLS FUND              HARTFORD STOCK HLS FUND, INC.      HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       3,668,345  $     7,133,398       4,734,785  $    33,016,147       2,334,678
           Shares issued on
            reinvestment of
            distributions...........          19,782           38,519       1,317,685        8,287,805          20,315
           Shares redeemed..........         (64,218)        (125,347)       (147,893)      (1,047,415)        (67,831)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       3,623,909  $     7,046,570       5,904,577  $    40,256,537       2,287,162
                                      ==============  ===============  ==============  ===============  ==============



                                      HARTFORD GROWTH
                                      AND INCOME
                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     3,328,230
           Shares issued on
            reinvestment of
            distributions...........           29,166
           Shares redeemed..........          (97,566)
                                      ---------------
           Net Increase.............  $     3,259,830
                                      ===============

                                                                                                           HARTFORD
                                                                                                        INTERNATIONAL
                                       HARTFORD DIVIDEND AND GROWTH                                        ADVISERS
                                             HLS FUND, INC.            HARTFORD INDEX HLS FUND, INC.    HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       2,291,043  $     4,896,578       1,101,041  $     4,502,383       1,509,101
           Shares issued on
            reinvestment of
            distributions...........         892,705        1,730,516           9,043           37,240          91,540
           Shares redeemed..........        (870,977)      (1,809,899)       (130,875)        (542,925)       (390,361)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       2,312,771  $     4,817,195         979,209  $     3,996,698       1,210,280
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     2,062,486
           Shares issued on
            reinvestment of
            distributions...........          115,805
           Shares redeemed..........         (536,870)
                                      ---------------
           Net Increase.............  $     1,641,421
                                      ===============

                                             HARTFORD ADVISERS                                          HARTFORD BOND
                                             HLS FUND, INC.               HARTFORD HIGH YIELD FUND        FUND, INC
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............      15,816,181  $    46,321,799         470,108  $       465,700       5,075,024
           Shares issued on
            reinvestment of
            distributions...........       5,928,589       16,012,134             509              509          90,918
           Shares redeemed..........        (682,911)      (2,003,874)           (324)            (322)     (1,096,224)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      21,061,859  $    60,330,059         470,293  $       465,887       4,069,718
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     5,143,856
           Shares issued on
            reinvestment of
            distributions...........           93,698
           Shares redeemed..........       (1,109,100)
                                      ---------------
           Net Increase.............  $     4,128,454
                                      ===============


                                            HARTFORD MORTGAGE SECURITIES         HARTFORD MONEY MARKET
                                                  HLS FUND, INC.                   HLS FUND, INC.
                                           -------------------------------  -------------------------------
                                               SHARES          AMOUNT           SHARES          AMOUNT
                                           --------------  ---------------  --------------  ---------------
           CLASS IB
           Shares sold...................         209,124  $       221,873      18,564,291  $    18,564,291
           Shares issued on reinvestment
            of distributions.............           1,466            1,555         262,798          262,798
           Shares redeemed...............            (153)            (163)    (12,596,052)     (12,596,052)
                                           --------------  ---------------  --------------  ---------------
           Net Increase..................         210,437  $       223,265       6,231,037  $     6,231,037
                                           ==============  ===============  ==============  ===============

_____________________________________ MF-77 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

    The following information is for the year ended December 31, 1999:

                                                                                                           HARTFORD
                                          HARTFORD SMALL COMPANY        HARTFORD CAPITAL APPRECIATION       MIDCAP
                                             HLS FUND, INC.                   HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     449,380,629  $   730,073,657     271,404,748  $ 1,126,019,680     332,613,613
           Shares issued on
            reinvestment of
            distributions...........         465,522          986,389      87,389,279      397,183,670      14,798,773
           Shares redeemed..........    (369,178,185)    (587,380,886)   (218,690,362)  (1,114,144,924)   (119,536,017)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      80,667,966  $   143,679,160      86,103,665  $   409,058,426     227,876,369
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   574,935,141
           Shares issued on
            reinvestment of
            distributions...........       27,768,034
           Shares redeemed..........     (206,745,824)
                                      ---------------
           Net Increase.............  $   395,957,351
                                      ===============

                                          HARTFORD INTERNATIONAL           HARTFORD GLOBAL LEADERS      HARTFORD STOCK
                                      OPPORTUNITIES HLS FUND, INC.                HLS FUND              HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............   1,187,527,101  $ 1,833,047,660      93,678,716  $   143,929,047     235,050,891
           Shares issued on
            reinvestment of
            distributions...........       8,503,477       15,254,141         552,543        1,016,174     110,768,543
           Shares redeemed..........  (1,239,798,936)  (1,919,519,253)     (4,785,794)      (6,914,566)   (125,298,498)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net (Decrease)
            Increase................     (43,768,358) $   (71,217,452)     89,445,465  $   138,030,655     220,520,936
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $ 1,558,714,874
           Shares issued on
            reinvestment of
            distributions...........      683,262,216
           Shares redeemed..........     (836,000,490)
                                      ---------------
           Net (Decrease)
            Increase................    1,405,976,600
                                      ===============

                                        HARTFORD GROWTH AND INCOME      HARTFORD DIVIDEND AND GROWTH    HARTFORD INDEX
                                                 HLS FUND                     HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     124,785,805  $   162,231,545     180,202,994  $   388,544,304     168,042,345
           Shares issued on
            reinvestment of
            distributions...........       1,261,977        1,784,141      83,476,813      172,307,830      14,933,404
           Shares redeemed..........      (6,393,685)      (8,049,987)   (173,958,180)    (375,387,939)    (83,755,947)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............     119,654,097  $   155,965,699      89,721,627  $   185,464,195      99,219,802
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $   636,888,276
           Shares issued on
            reinvestment of
            distributions...........       56,131,418
           Shares redeemed..........     (317,814,271)
                                      ---------------
           Net Increase.............  $   375,205,423
                                      ===============

                                                                                                        HARTFORD HIGH
                                      HARTFORD INTERNATIONAL ADVISERS         HARTFORD ADVISERS             YIELD
                                             HLS FUND, INC.                   HLS FUND, INC.              HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............      76,211,389  $    96,821,259     614,913,572  $ 1,778,189,829      44,459,567
           Shares issued on
            reinvestment of
            distributions...........       5,069,911        6,999,809     460,621,368    1,279,338,852       2,365,811
           Shares redeemed..........     (45,206,504)     (57,914,454)   (280,036,788)    (814,255,554)     (8,593,897)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      36,074,796  $    45,906,614     795,498,152  $ 2,243,273,127      38,231,481
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $    46,499,472
           Shares issued on
            reinvestment of
            distributions...........        2,375,999
           Shares redeemed..........       (8,946,525)
                                      ---------------
           Net Increase.............  $    39,928,946
                                      ===============

_____________________________________ MF-78 ____________________________________

                                                                                                        HARTFORD MONEY
                                                                        HARTFORD MORTGAGE SECURITIES        MARKET
                                      HARTFORD BOND HLS FUND, INC.            HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IA
           Shares sold..............     277,049,634  $   292,698,172      57,420,210  $    62,723,439   3,906,482,986
           Shares issued on
            reinvestment of
            distributions...........      60,010,055       60,029,553      18,281,971       18,999,447      51,555,581
           Shares redeemed..........    (187,269,736)    (197,509,155)    (77,858,092)     (84,996,322) (3,573,088,764)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase
            (Decrease)..............     149,789,953  $   155,218,570      (2,155,911) $    (3,273,436)    384,949,803
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IA
           Shares sold..............  $ 3,906,482,986
           Shares issued on
            reinvestment of
            distributions...........       51,555,581
           Shares redeemed..........   (3,573,088,764)
                                      ---------------
           Net Increase
            (Decrease)..............  $   384,949,803
                                      ===============

                                                                                                           HARTFORD
                                          HARTFORD SMALL COMPANY        HARTFORD CAPITAL APPRECIATION       MIDCAP
                                             HLS FUND, INC.                   HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       4,416,848  $     7,085,792       2,434,908  $    12,891,538          17,655
           Shares issued on
            reinvestment of
            distributions...........           6,427           13,611         492,766        2,214,111        --
           Shares redeemed..........        (284,642)        (465,076)        (80,356)        (470,429)             (1)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       4,138,633  $     6,634,327       2,847,318  $    14,635,220          17,654
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $        33,761
           Shares issued on
            reinvestment of
            distributions...........        --
           Shares redeemed..........               (3)
                                      ---------------
           Net Increase.............  $        33,758
                                      ===============

                                          HARTFORD INTERNATIONAL           HARTFORD GLOBAL LEADERS      HARTFORD STOCK
                                      OPPORTUNITIES HLS FUND, INC.                HLS FUND              HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............       1,364,850  $     2,144,186           5,350  $        10,000       4,730,353
           Shares issued on
            reinvestment of
            distributions...........          14,727           26,724             744              992       1,162,222
           Shares redeemed..........        (160,935)        (241,499)             (1)              (2)       (114,277)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............       1,218,642  $     1,929,411           6,093  $        10,990       5,778,298
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $    33,043,242
           Shares issued on
            reinvestment of
            distributions...........        7,106,322
           Shares redeemed..........         (934,638)
                                      ---------------
           Net Increase.............  $    39,214,926
                                      ===============

                                        HARTFORD GROWTH AND INCOME      HARTFORD DIVIDEND AND GROWTH    HARTFORD INDEX
                                                 HLS FUND                     HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............        --        $     --              3,660,327  $     7,937,438           2,550
           Shares issued on
            reinvestment of
            distributions...........              31               35         515,604        1,060,945        --
           Shares redeemed..........        --              --               (491,624)      (1,063,171)       --
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............              31  $            35       3,684,307  $     7,935,212           2,550
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $        10,000
           Shares issued on
            reinvestment of
            distributions...........        --
           Shares redeemed..........        --
                                      ---------------
           Net Increase.............  $        10,000
                                      ===============

_____________________________________ MF-79 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JUNE 30, 2000 (UNAUDITED)

                                                                                                        HARTFORD HIGH
                                      HARTFORD INTERNATIONAL ADVISERS         HARTFORD ADVISERS             YIELD
                                             HLS FUND, INC.                   HLS FUND, INC.              HLS FUND
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............           7,691  $        10,000      31,941,537  $    94,086,190        --
           Shares issued on
            reinvestment of
            distributions...........        --              --              4,764,781       13,221,729           1,821
           Shares redeemed..........        --              --               (120,576)        (352,701)       --
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............           7,691  $        10,000      36,585,742  $   106,955,218           1,821
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $     --
           Shares issued on
            reinvestment of
            distributions...........            1,851
           Shares redeemed..........        --
                                      ---------------
           Net Increase.............  $         1,851
                                      ===============

                                                                                                        HARTFORD MONEY
                                                                        HARTFORD MORTGAGE SECURITIES        MARKET
                                      HARTFORD BOND HLS FUND, INC.            HLS FUND, INC.            HLS FUND, INC.
                                      -------------------------------  -------------------------------  --------------
                                          SHARES          AMOUNT           SHARES          AMOUNT           SHARES
                                      --------------  ---------------  --------------  ---------------  --------------
           CLASS IB
           Shares sold..............      12,086,492  $    12,742,994           9,030  $        10,000      13,572,465
           Shares issued on
            reinvestment of
            distributions...........         885,821          884,032        --              --                265,771
           Shares redeemed..........      (1,947,721)      (2,053,252)       --              --             (7,213,355)
                                      --------------  ---------------  --------------  ---------------  --------------
           Net Increase.............      11,024,592  $    11,573,774           9,030  $        10,000       6,624,881
                                      ==============  ===============  ==============  ===============  ==============



                                      ---------------
                                          AMOUNT
                                      ---------------
           CLASS IB
           Shares sold..............  $    13,572,465
           Shares issued on
            reinvestment of
            distributions...........          265,771
           Shares redeemed..........       (7,213,355)
                                      ---------------
           Net Increase.............  $     6,624,881
                                      ===============

 11.  LINE OF CREDIT:

    The funds participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2000, the Funds did not have any borrowings under this facility.

 12.  REVERSE STOCK SPLIT FOR CLASS B:

    On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                               REVERSE SPLIT
                                                                PERCENTAGE
                                                               -------------
           Hartford Small Company HLS Fund, Inc..............    74.613827%
           Hartford Capital Appreciation HLS Fund, Inc.......    15.418052%
           Hartford International Opportunities
            HLS Fund, Inc....................................    71.625006%
           Hartford Stock HLS Fund, Inc......................     9.265642%
           Hartford Dividend and Growth HLS Fund, Inc........    44.378756%
           Hartford Advisers HLS Fund, Inc...................    29.667722%
           Hartford Bond HLS Fund, Inc.......................    93.065183%

_____________________________________ MF-80 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 -- SELECTED PER-SHARE DATA(4) --
                           ----------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED                DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET     IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT   NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME         INCOME
                           ---------  ----------  ------------  ----------  -----------  --------------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............   $1.000     $ 0.001      $ 0.189      $ 0.190    $   --         $  --
  Class IB...............    1.000       0.001        0.189        0.190        --            --
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............    1.000       --           0.045        0.045        --            --
  Class IB...............    1.000       --           0.045        0.045        --            --
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.188       0.001        0.072        0.073        --            --
  Class IB...............    2.187       0.001        0.070        0.071        --            --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.321      (0.005)       0.875        0.870        --            --
  Class IB...............    1.323(6)   (0.004)(6)     0.871(6)    0.867(6)         --(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.202      (0.002)       0.141        0.139        --            --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.340(6)   (0.002)(6)    (0.015)(6)   (0.017)(6)         --(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.069       0.001        0.195        0.196        (0.001)       --
  From inception,
   August 9, 1996 through
   December 31, 1996.....    1.000       0.002        0.069        0.071        (0.002)       --
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    6.095       0.010        0.762        0.772        (0.003)       --
  Class IB...............    6.098      (0.068)       0.834        0.766        (0.003)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    4.759       0.023        1.643        1.666        (0.018)       --
  Class IB...............    6.437(6)    0.150(6)     1.503(6)     1.653(6)     (0.013)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    4.410       0.025        0.525        0.550        (0.026)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    6.486(6)    0.013(6)     0.094(6)     0.107(6)     (0.156)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    3.914       0.020        0.794        0.814        (0.022)       --
  1996...................    3.490       0.022        0.655        0.677        (0.025)       --
  1995...................    2.860       0.030        0.785        0.815        (0.030)       --
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.053      (0.001)       0.422        0.421        --            --
  Class IB...............    2.053      (0.001)       0.419        0.418        --            --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.439       --           0.725        0.725        --            --
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............    1.758       --           0.373        0.373        --            --
  For the Year Ended
   December 31
  1998...................    1.137      (0.001)       0.303        0.302        (0.000)       --
  From inception,
   July 15, 1997 through
   December 31, 1997.....    1.000       0.001        0.137        0.138        (0.001)       --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.876       0.010       (0.116)      (0.106)       (0.012)       --
  Class IB...............    1.876       0.018       (0.126)      (0.108)       (0.012)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.355       0.019        0.520        0.539        (0.018)       --
  Class IB...............    1.357(6)    0.017(6)     0.519(6)     0.536(6)     (0.017)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.294       0.021        0.147        0.168        (0.019)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.396(6)    0.004(6)    (0.021)(6)    0.017(6)     (0.022)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.407       0.022       (0.019)       0.003        (0.012)       --
  1996...................    1.306       0.023        0.140        0.163        (0.025)       --
  1995...................    1.176       0.020        0.141        0.161        (0.020)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts for Class IB have been restated to reflect a reverse stock split effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-80 ____________________________________

                                                 -- SELECTED PER-SHARE DATA --
                           --------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                      NET ASSET
                              REALIZED                                     NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN       END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSET VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  -----------------  ---------  ------------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............    $  --          $  --            $--              $ 0.190        $1.190          19.08
  Class IB...............       --             --             --                0.190         1.190          19.05
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............       --             --             --                0.045         1.045           2.78
  Class IB...............       --             --             --                0.045         1.045           2.75
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.250)       --             (0.250)          (0.177)        2.011           3.63%
  Class IB...............        (0.250)       --             (0.250)          (0.179)        2.008           3.54
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.003)       --             (0.003)           0.867         2.188          65.83
  Class IB...............        (0.003)(6)          --(6)     (0.003)(6)        0.864(6)     2.187(6)       65.54
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.020)       --             (0.020)           0.119         1.321          11.62
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)         --(6)        (0.017)(6)     1.323(6)       (1.30)(2)
  For the Year Ended
   December 31
  1997...................        (0.062)       --             (0.063)           0.133         1.202          18.38
  From inception,
   August 9, 1996 through
   December 31, 1996.....       --             --             (0.002)           0.069         1.069           7.15(2)
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.922)       --             (0.925)          (0.153)        5.942          12.73
  Class IB...............        (0.922)       --             (0.925)          (0.159)        5.939          12.63
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.312)       --             (0.330)           1.336         6.095          37.46
  Class IB...............        (1.979)(6)          --(6)     (1.992)(6)       (0.339)(6)    6.098(6)       37.21
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.175)       --             (0.201)           0.349         4.759          15.48(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.156)(6)       (0.049)(6)     6.437(6)        1.65(2)
  For the Year Ended
   December 31
  1997...................        (0.296)       --             (0.318)           0.496         4.410          22.34
  1996...................        (0.228)       --             (0.253)           0.424         3.914          20.70
  1995...................        (0.155)       --             (0.185)           0.630         3.490          30.25
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.098)       --             (0.098)           0.323         2.376          20.51
  Class IB...............        (0.098)       --             (0.098)           0.320         2.373          20.40
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.111)       --             (0.111)           0.614         2.053          51.81
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............        (0.078)       --             (0.078)           0.295         2.053          21.39(2)
  For the Year Ended
   December 31
  1998...................       --             --             (0.000)           0.302         1.439          26.57
  From inception,
   July 15, 1997 through
   December 31, 1997.....       --             --             (0.001)           0.137         1.137          13.81(2)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.193)       --             (0.205)          (0.311)        1.565          (5.66)
  Class IB...............        (0.193)       --             (0.205)          (0.313)        1.563          (5.74)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.018)           0.521         1.876          39.86
  Class IB...............            --(6)          --(6)     (0.017)(6)        0.519(6)      1.876(6)       39.61
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.088)       --             (0.107)           0.061         1.355          13.16
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.022)(6)       (0.039)(6)     1.357(6)       (1.13)(2)
  For the Year Ended
   December 31
  1997...................        (0.104)       --             (0.116)          (0.113)        1.294           0.34
  1996...................        (0.037)       --             (0.062)           0.101         1.407          12.93
  1995...................        (0.011)       --             (0.031)           0.130         1.306          13.93

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............   $    21,732         0.60%(1)      0.60%(1)      0.29%(1)    18.51%
  Class IB...............         1,521         0.70(1)      0.74(1)      0.20(1)    --
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception May 1,
   2000 through June 30,
   2000 (Unaudited)
  Class IA...............        29,502         0.64(1)      0.64(1)     (0.17)    27.27
  Class IB...............         2,301         0.74(1)      0.77(1)     (0.27)    --
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,073,048         0.74(1)      0.74(1)     (0.21)    92.12
  Class IB...............        27,817         0.92(1)      0.99(1)     (0.39)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       757,302         0.78        0.78       (0.45)    181.34
  Class IB...............        10,200         0.96        1.03       (0.63)     --
  For the Year Ended
   December 31, 1998
  Class IA...............       350,734         0.77      --           (0.24)    235.72
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............           696         0.95(1)    --          (0.46)(1)    --
  For the Year Ended
   December 31
  1997...................       210,769         0.77      --            0.08     222.20
  From inception,
   August 9, 1996 through
   December 31, 1996.....        42,812         0.72(1)      0.88(1)      0.31(1)(3)    31.80
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     9,370,819         0.66(1)      0.66(1)      0.62(1)    50.45
  Class IB...............        58,685         0.84(1)      0.91(1)      0.44(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     7,963,003         0.66        0.66        0.46      66.36
  Class IB...............        22,993         0.84        0.91        0.28      --
  For the Year Ended
   December 31, 1998
  Class IA...............     5,807,480         0.64      --            0.59      51.15
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         5,942         0.82(1)    --           0.30(1)    --
  For the Year Ended
   December 31
  1997...................     4,802,992         0.64      --            0.44      57.60
  1996...................     3,386,670         0.65      --            0.60      85.40
  1995...................     2,157,892         0.68      --            0.95      78.60
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,325,025         0.73(1)      0.73(1)     (0.20)(1)    76.62
  Class IB...............        10,765         0.91(1)      0.98(1)     (0.38)(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       672,678         0.79        0.79       (0.15)    120.71
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............            36         0.97(1)      1.04(1)     (0.32)(1)    --
  For the Year Ended
   December 31
  1998...................       143,494         0.79      --           (0.15)    134.07
  From inception,
   July 15, 1997 through
   December 31, 1997.....        27,589         0.46(1)      0.86(1)      0.45(1)(3)    46.10
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1,567,313         0.76(1)      0.76(1)      1.25(1)    79.39
  Class IB...............        11,423         0.94(1)      1.01(1)      1.07(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     1,574,836         0.78        0.78        1.20     133.20
  Class IB...............         3,203         0.96        1.03        1.02      --
  For the Year Ended
   December 31, 1998
  Class IA...............     1,196,694         0.77      --            1.51     157.39
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............           663         0.94(1)    --           0.71(1)    --
  For the Year Ended
   December 31
  1997...................     1,092,946         0.77      --            1.48      72.70
  1996...................       996,543         0.79      --            1.74      70.00
  1995...................       686,475         0.86      --            1.60      55.60

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts for Class IB have been restated to reflect a reverse stock split effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-81 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $ 1.913    $ 0.007      $ 0.051      $  0.058    $ --         $  --
  Class IB...............     1.912     (0.005)       0.061         0.056      --            --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.285      0.003        0.642         0.645     (0.003)        --
  Class IB...............     1.285      0.007        0.634         0.641      --            --
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class IA...............     1.000      0.001        0.318         0.319     (0.002)        --
  Class IB...............     1.000      0.002        0.316         0.318     (0.001)        --
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     7.147      0.021       (0.094)       (0.073)    (0.002)        --
  Class IB...............     7.151      0.049       (0.128)       (0.079)    (0.002)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     6.562      0.050        1.143         1.193     (0.049)        --
  Class IB...............    11.884(6)    0.021(6)     1.200(6)   (10.687)(6)   (0.056)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     5.123      0.051        1.622         1.673     (0.050)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    10.793(6)    0.043(6)     1.565(6)     1.608(6)   (0.517)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     4.143      0.050        1.196         1.246     (0.049)        --
  1996...................     3.527      0.060        0.763         0.823     (0.059)        --
  1995...................     2.801      0.070        0.840         0.910     (0.070)        --
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     1.432      0.002        0.022         0.024      --            --
  Class IB...............     1.430     (0.009)       0.031         0.022      --            --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.186      0.004        0.255         0.259     (0.004)        --
  Class IB...............     1.185      0.006        0.250         0.256     (0.002)        --
  From inception,
   May 31, 1998 through
   December 31, 1998
  Class IA...............     1.000      0.005        0.185         0.190     (0.004)        --
  Class IB...............     1.000      0.009        0.179         0.188     (0.003)        --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2.149      0.016       (0.047)       (0.031)    (0.002)        --
  Class IB...............     2.151      0.020       (0.053)       (0.033)    (0.002)        --
  For the Year Ended
   December 31, 1999
  Class IA...............     2.160      0.034        0.075         0.109     (0.035)        --
  Class IB...............     2.267(6)    0.024(6)     0.077(6)     0.101(6)   (0.034)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.952      0.033        0.280         0.313     (0.035)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............     2.253(6)    0.016(6)     0.068(6)     0.084(6)   (0.070)(6)           --(6)
  For the Year Ended
   December 31
  1997...................     1.547      0.035        0.445         0.480     (0.031)        --
  1996...................     1.317      0.034        0.258         0.292     (0.034)        --
  1995...................     0.994      0.033        0.323         0.356     (0.033)        --
HARTFORD INDEX HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     4.189      0.015       (0.044)       (0.029)     --            --
  Class IB...............     4.189      0.033       (0.066)       (0.033)     --            --
  For the Year Ended
   December 31, 1999
  Class IA...............     3.570      0.034        0.685         0.719     (0.040)        --
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............     3.922      0.004        0.298         0.302     (0.032)        --
  For the Year Ended
   December 31
  1998...................     2.878      0.032        0.759         0.791     (0.027)        --
  1997...................     2.382      0.035        0.692         0.727     (0.035)        --
  1996...................     2.028      0.044        0.393         0.437     (0.044)        --
  1995...................     1.522      0.044        0.507         0.551     (0.044)        --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-82 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    $   (0.011)    $  --            $(0.011)          $ 0.047        $1.960           3.03%
  Class IB...............        (0.011)       --             (0.011)            0.045         1.957           2.93
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.014)       --             (0.017)            0.628         1.913          50.37
  Class IB...............        (0.014)       --             (0.014)            0.627         1.912          50.11
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class IA...............        (0.032)       --             (0.034)            0.285         1.285          31.88(2)
  Class IB...............        (0.032)       --             (0.033)            0.285         1.285          31.82(2)
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.748)       --             (0.750)           (0.823)        6.324          (0.97)
  Class IB...............        (0.748)       --             (0.750)           (0.829)        6.322          (1.06)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.559)       --             (0.608)            0.585         7.147          19.78
  Class IB...............        (5.898)(6)          --(6)      5.954(6)        (4.733)(6)     7.151(6)       19.57
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.184)       --             (0.234)            1.439         6.562          33.47(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.517)(6)         1.092(6)     11.884(6)       14.91(2)
  For the Year Ended
   December 31
  1997...................        (0.217)       --             (0.266)            0.980         5.123          31.38
  1996...................        (0.148)       --             (0.207)            0.616         4.143          24.37
  1995...................        (0.114)       --             (0.184)            0.726         3.527          34.10
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.014)       --             (0.014)            0.010         1.442           1.69
  Class IB...............        (0.014)       --             (0.014)            0.008         1.438           1.60
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.009)       --             (0.013)            0.246         1.432          21.82
  Class IB...............        (0.009)       --             (0.011)            0.245         1.430          21.61
  From inception,
   May 31, 1998 through
   December 31, 1998
  Class IA...............       --             --             (0.004)            0.186         1.186          19.05(2)
  Class IB...............       --             --             (0.003)            0.185         1.185          18.82(2)
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.193)       --             (0.195)           (0.226)        1.923          (1.51)
  Class IB...............        (0.193)       --             (0.195)           (0.228)        1.923          (1.60)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.085)       --             (0.120)           (0.011)        2.149           5.31
  Class IB...............        (0.183)(6)          --(6)     (0.217)(6)        (0.116)(6)    2.151(6)        5.12
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.070)       --             (0.105)            0.208         2.160          16.42(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.070)(6)         0.014(6)      2.267(6)        3.67(2)
  For the Year Ended
   December 31
  1997...................        (0.044)       --             (0.075)            0.405         1.952          31.89
  1996...................        (0.028)       --             (0.062)            0.230         1.547          22.91
  1995...................       --             --             (0.033)            0.323         1.317          36.37
HARTFORD INDEX HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.039)       --             (0.039)           (0.068)        4.121          (0.66)
  Class IB...............        (0.039)       --             (0.039)           (0.072)        4.117          (0.75)
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.060)       --             (0.100)            0.619         4.189          20.49
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............        (0.003)       --              0.035             0.267         4.189           7.73(2)
  For the Year Ended
   December 31
  1998...................        (0.072)       --             (0.099)            0.692         3.570          28.06
  1997...................        (0.196)       --             (0.231)            0.496         2.878          32.61
  1996...................        (0.039)       --             (0.083)            0.354         2.382          22.09
  1995...................        (0.001)       --             (0.045)            0.506         2.028          36.55

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $   477,910         0.80%(1)      0.80%(1)      1.01%(1)   221.44%
  Class IB...............         7,164         0.98(1)      1.05(1)      0.83(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       179,675         0.86        0.91        0.54     207.43
  Class IB...............            69         1.04        1.16        0.36(3)    --
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class IA...............         5,761         0.89(1)      1.46(1)      0.63(1)(3)    47.89
  Class IB...............            39         0.98(1)      1.55(1)      0.59(1)(3)    --
HARTFORD STOCK HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     9,446,868         0.48(1)      0.48(1)      0.67(1)    18.14
  Class IB...............        79,262         0.66(1)      0.73(1)      0.49(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     9,400,385         0.48        0.48        0.80      38.54
  Class IB...............        47,439         0.66        0.73        0.62      --
  For the Year Ended
   December 31, 1998
  Class IA...............     7,183,046         0.46      --            0.95      27.13
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............        10,167         0.65(1)    --           0.73(1)    --
  For the Year Ended
   December 31
  1997...................     4,713,322         0.45      --            1.11      31.60
  1996...................     2,994,209         0.46      --            1.59      42.30
  1995...................     1,876,884         0.48      --            2.23      52.90
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       414,487         0.80(1)      0.80(1)      0.42(1)    38.45
  Class IB...............         1,545         0.98(1)      1.05(1)      0.24(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       201,857         0.82        0.82        0.63      53.75
  Class IB...............            14         1.00        1.07        0.45      --
  From inception,
   May 31, 1998 through
   December 31, 1998
  Class IA...............        25,312         0.28(1)      0.84(1)      1.42(1)(3)    29.58
  Class IB...............            11         0.44(1)      1.00(1)      1.34(1)(3)    --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2,914,867         0.68(1)      0.68(1)      1.63(1)    32.51
  Class IB...............        18,830         0.86(1)      0.93(1)      1.45(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     3,207,733         0.68        0.68        1.60      55.93
  Class IB...............        16,087         0.86        0.93        1.42      --
  For the Year Ended
   December 31, 1998
  Class IA...............     3,031,293         0.66      --            1.81      48.21
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         8,600         0.85(1)    --           1.57(1)    --
  For the Year Ended
   December 31
  1997...................     1,994,653         0.68      --            2.21      34.20
  1996...................       879,980         0.73      --            2.52      56.90
  1995...................       265,070         0.77      --            2.91      41.40
HARTFORD INDEX HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     2,622,420         0.43(1)      0.43(1)      0.76(1)     2.10
  Class IB...............         4,042         0.61(1)      0.68(1)      0.58(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     2,581,436         0.43        0.43        0.95       2.83
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............            11         0.61(1)      0.68(1)      0.77(1)    --
  For the Year Ended
   December 31
  1998...................     1,846,117         0.40      --            1.21       4.50
  1997...................     1,123,455         0.39      --            1.52       5.70
  1996...................       621,065         0.39      --            2.07      19.30
  1995...................       318,253         0.39      --            2.46       1.50

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-83 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $1.397     $ 0.026      $(0.048)     $(0.022)    $(0.016)     $  --
  Class IB...............    1.397       0.028       (0.052)      (0.024)     (0.016)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.155       0.040        0.227        0.267      (0.025)        --
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............    1.300       0.004        0.118        0.122      (0.025)        --
  For the Year Ended
   December 31
  1998...................    1.175       0.064        0.082        0.146      (0.039)         (0.006)
  1997...................    1.167       0.056        0.006        0.062      (0.050)        --
  1996...................    1.109       0.040        0.093        0.133      (0.051)        --
  From inception,
   March 1, 1995, through
   December 31, 1995.....    1.000       0.030        0.126        0.156      (0.030)        --
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    2.965       0.034       (0.021)       0.013      (0.006)        --
  Class IB...............    2.966       0.043       (0.032)       0.011      (0.006)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    2.985       0.068        0.221        0.289      (0.063)        --
  Class IB...............    3.577(6)    0.061(6)     0.221(6)     0.282(6)   (0.064)(6)           --(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    2.527       0.061        0.546        0.607      (0.060)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    3.371(6)    0.034(6)     0.367(6)     0.401(6)   (0.195)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    2.169       0.056        0.455        0.511      (0.055)        --
  1996...................    1.958       0.059        0.255        0.314      (0.059)        --
  1995...................    1.600       0.064        0.377        0.441      (0.064)        --
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.005       0.041       (0.043)      (0.002)     (0.001)        --
  Class IB...............    1.005      (0.013)       0.010       (0.003)     (0.001)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.017       0.060       (0.013)       0.047      (0.059)        --
  Class IB...............    1.017       0.085       (0.039)       0.046      (0.058)        --
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class IA...............    1.000       0.019        0.017        0.036      (0.019)        --
  Class IB...............    1.000       0.022        0.014        0.036      (0.019)        --
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    0.994       0.033        0.015        0.048      (0.005)        --
  Class IB...............    0.995       0.033        0.014        0.047      (0.005)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.081       0.062       (0.084)      (0.022)     (0.058)        --
  Class IB...............    1.083(6)    0.061(6)    (0.084)(6)   (0.023)(6)   (0.057)(6)       (0.008)(6)
  For the Year Ended
   December 31, 1998
  Class IA...............    1.050       0.053        0.032        0.085      (0.054)        --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.075(6)    0.023(6)     0.040(6)     0.063(6)   (0.055)(6)           --(6)
  For the Year Ended
   December 31
  1997...................    1.000       0.063        0.047        0.110      (0.060)        --
  1996...................    1.028       0.064       (0.029)       0.035      (0.063)        --
  1995...................    0.926       0.064        0.102        0.166      (0.064)        --
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    1.039       0.037       (0.001)       0.036      (0.008)        --
  Class IB...............    1.039       0.056       (0.021)       0.035      (0.008)        --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.085       0.068       (0.052)       0.016      (0.062)        --
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............    1.107       0.009       (0.016)       0.007      (0.061)        --
  For the Year Ended
   December 31
  1998...................    1.084       0.067        0.006        0.073      (0.067)         (0.003)
  1997...................    1.056       0.071        0.022        0.093      (0.065)        --
  1996...................    1.071       0.069       (0.018)       0.051      (0.066)        --
  1995...................    0.984       0.068        0.087        0.155      (0.068)        --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-84 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    $   (0.089)    $  --            $(0.105)          $(0.127)       $1.270          (1.55)%
  Class IB...............        (0.089)       --             (0.105)           (0.129)        1.268          (1.64)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.025)            0.242         1.397          23.16
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............       --             --             (0.025)            0.097         1.397           9.35(2)
  For the Year Ended
   December 31
  1998...................        (0.032)        (0.089)       (0.166)           (0.020)        1.155          13.35
  1997...................        (0.004)       --             (0.054)            0.008         1.175           5.52
  1996...................        (0.024)       --             (0.075)            0.058         1.167          12.25
  From inception,
   March 1, 1995, through
   December 31, 1995.....        (0.017)       --             (0.047)            0.109         1.109          13.24(2)
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        (0.257)       --             (0.263)           (0.250)        2.715           0.51
  Class IB...............        (0.257)       --             (0.263)           (0.252)        2.714           0.42
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.246)       --             (0.309)           (0.020)        2.965          10.59
  Class IB...............        (0.829)(6)          --(6)     (0.893)(6)        (0.611)(6)    2.966(6)       10.39
  For the Year Ended
   December 31, 1998
  Class IA...............        (0.089)       --             (0.149)            0.458         2.985          24.66(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.195)(6)         0.206(6)      3.577(6)       11.96(2)
  For the Year Ended
   December 31
  1997...................        (0.098)       --             (0.153)            0.358         2.527          24.51
  1996...................        (0.044)       --             (0.103)            0.211         2.169          16.59
  1995...................        (0.019)       --             (0.083)            0.358         1.958          28.34
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.001)           (0.003)        1.002          (0.15)
  Class IB...............       --             --             (0.001)           (0.004)        1.001          (0.24)
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.059)           (0.012)        1.005           4.70
  Class IB...............       --             --             (0.058)           (0.012)        1.005           4.49
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class IA...............       --             --             (0.019)            0.017         1.017           3.59(2)
  Class IB...............       --             --             (0.019)            0.017         1.017           3.53(2)
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.005)            0.043         1.037           4.82
  Class IB...............       --             --             (0.005)            0.042         1.037           2.14
  For the Year Ended
   December 31, 1999
  Class IA...............        (0.007)       --             (0.065)           (0.087)        0.994          (2.02)
  Class IB...............            --(6)      (0.065)(6)     (0.088)(6)         0.995(6)     (2.19)        15,818
  For the Year Ended
   December 31, 1998
  Class IA...............       --             --             (0.054)            0.031         1.081           8.15(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............            --(6)          --(6)     (0.055)(6)         0.008(6)      1.083(6)        5.89(2)
  For the Year Ended
   December 31
  1997...................       --             --             (0.060)            0.050         1.050          11.35
  1996...................       --             --             (0.063)           (0.028)        1.000           3.52
  1995...................       --             --             (0.064)            0.102         1.028          18.49
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       --             --             (0.008)            0.028         1.067           3.35
  Class IB...............       --             --             (0.008)            0.027         1.066           3.26
  For the Year Ended
   December 31, 1999
  Class IA...............       --             --             (0.062)           (0.046)        1.039           1.52
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............       --             --             (0.061)           (0.068)        1.039           0.60(2)
  For the Year Ended
   December 31
  1998...................       --              (0.002)       (0.072)            0.001         1.085           6.72
  1997...................       --             --             (0.065)            0.028         1.084           9.01
  1996...................       --             --             (0.066)           (0.015)        1.056           5.07
  1995...................       --             --             (0.068)            0.087         1.071          16.17

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $   414,487         0.83%(1)      0.83%(1)      2.72%(1)    94.84%
  Class IB...............         1,545         1.01(1)      1.08(1)      2.54(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       396,147         0.85        0.85        2.59     141.50
  From inception
   November 9, 1999,
   through December 31,
   1999,
  Class IB...............            11         1.03(1)      1.10(1)      2.42(1)    --
  For the Year Ended
   December 31
  1998...................       285,853         0.86      --            2.77     161.06
  1997...................       207,582         0.87      --            3.08     162.50
  1996...................       104,486         0.96      --            3.24      95.20
  From inception,
   March 1, 1995, through
   December 31, 1995.....        31,264         0.65(1)      1.23(1)      3.36(1)(3)    47.20
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............    13,759,228         0.66(1)      0.66(1)      2.52(1)    16.86
  Class IB...............       182,811         0.84(1)      0.91(1)      2.34(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............    14,082,895         0.65        0.66        2.46      38.38
  Class IB...............       137,318         0.83        0.91        2.28      --
  For the Year Ended
   December 31, 1998
  Class IA...............    11,805,411         0.63      --            2.40      36.67
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............        34,714         0.83(1)    --           2.22(1)    --
  For the Year Ended
   December 31
  1997...................     8,283,912         0.63      --            2.44      36.10
  1996...................     5,879,529         0.63      --            2.92      53.80
  1995...................     4,262,769         0.65      --            3.57      63.50
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............        55,811         0.83(1)      0.83(1)      9.02(1)    39.47
  Class IB...............           573         1.01(1)      1.08(1)      8.84(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............        52,731         0.72        0.84        8.36(3)    46.94
  Class IB...............           102         0.90        1.09        8.18      --
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class IA...............        14,482         0.35(1)      0.92(1)      8.04(1)(3)    15.40
  Class IB...............           102         0.53(1)      1.10(1)      7.77(1)(3)    --
HARTFORD BOND HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       970,073         0.54(1)      0.54(1)      6.31(1)    94.56
  Class IB...............        20,708         0.72(1)      0.79(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       978,861         0.52        0.52        6.09     110.70
  Class IB...............          0.70         0.77        5.91      --
  For the Year Ended
   December 31, 1998
  Class IA...............       902,480         0.50      --            5.86     122.33
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         5,285         0.69(1)    --           5.54(1)    --
  For the Year Ended
   December 31
  1997...................       552,870         0.51      --            6.58     112.90(5)
  1996...................       402,548         0.52      --            6.37     212.00
  1995...................       342,495         0.53      --            6.51     215.00
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............       306,413         0.49(1)      0.48(1)      6.32(1)   207.78
  Class IB...............           234         0.67(1)      0.74(1)      6.13(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............       339,767         0.48        0.48        5.98     472.00
  From inception
   November 9, 1999,
   through December 31,
   1999
  Class IB...............             9         0.66(1)      0.73(1)      5.80(1)    --
  For the Year Ended
   December 31
  1998...................       356,834         0.46      --            6.18     207.80
  1997...................       325,702         0.45      --            6.60      46.50(5)
  1996...................       325,495         0.45      --            6.67     201.00
  1995...................       327,565         0.47      --            6.50     489.40

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-85 ____________________________________

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                -- SELECTED PER-SHARE DATA(4) --
                           ---------------------------------------------------------------------------
                                                  NET REALIZED
                                                      AND
                           NET ASSET               UNREALIZED               DIVIDENDS     DIVIDENDS
                           VALUE AT      NET          GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ---------  ----------  ------------  ----------  ----------  --------------
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $1.000      $0.034      $--          $ 0.034     $(0.034)      $--
  Class IB...............    1.000       0.033       --            0.033      (0.033)       --
  For the Year Ended
   December 31, 1999
  Class IA...............    1.000       0.070       --            0.070      (0.070)       --
  Class IB...............    1.000       0.068       --            0.068      (0.068)       --
  For the Year Ended
   December 31, 1998
  Class IA...............    1.000       0.051       --            0.051      (0.051)       --
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............    1.000       0.037       --            0.037      (0.037)       --
  For the Year Ended
   December 31
  1997...................    1.000       0.049       --            0.049      (0.049)       --
  1996...................    1.000       0.050       --            0.050      (0.050)       --
  1995...................    1.000       0.056       --            0.056      (0.056)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-86 ____________________________________

                                                  -- SELECTED PER-SHARE DATA --
                           ---------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                       NET ASSET
                              REALIZED                                      NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN        END        TOTAL
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD     RETURN
                           --------------  -------------  -------------  ------------------  ---------  ------------
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............     $--             $--            $(0.034)         -$-             $1.000           2.86%
  Class IB...............      --              --             (0.033)         --               1.000           2.76
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.070)         --               1.000           4.89
  Class IB...............      --              --             (0.068)         --               1.000           4.71
  For the Year Ended
   December 31, 1998
  Class IA...............      --              --             (0.051)         --               1.000           5.25(2)
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --              --             (0.037)         --               1.000           3.76(2)
  For the Year Ended
   December 31
  1997...................      --              --             (0.049)         --               1.000           5.31
  1996...................      --              --             (0.050)         --               1.000           5.18
  1995...................      --              --             (0.056)         --               1.000           5.74

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                            RATIO OF    RATIO OF    RATIO OF
                                            EXPENSES    EXPENSES      NET
                             NET ASSETS    TO AVERAGE  TO AVERAGE  INVESTMENT
                             AT END OF     NET ASSETS  NET ASSETS    INCOME    PORTFOLIO
                               PERIOD        AFTER       BEFORE    TO AVERAGE  TURNOVER
                           (IN THOUSANDS)   WAIVERS     WAIVERS    NET ASSETS   RATE(7)
                           --------------  ----------  ----------  ----------  ---------
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 2000
   (Unaudited)
  Class IA...............   $ 1,122,865         0.48%(1)      0.48%(1)      5.72%(1)      N/A
  Class IB...............        15,035         0.66(1)      1.36(1)      5.54(1)    --
  For the Year Ended
   December 31, 1999
  Class IA...............     1,257,436         0.47        0.47        4.81        N/A
  Class IB...............         8,804         0.65        0.72        4.63      --
  For the Year Ended
   December 31, 1998
  Class IA...............       872,486         0.45      --            5.12        N/A
  From inception
   April 1, 1998, through
   December 31, 1998
  Class IB...............         2,179         0.64(1)    --           4.81(1)    --
  For the Year Ended
   December 31
  1997...................       612,480         0.44      --            5.21        N/A
  1996...................       542,586         0.44      --            5.04        N/A
  1995...................       339,709         0.45      --            5.57        N/A

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-87 ____________________________________

Hartford Life Insurance Companies
P.O. Box 2999
Hartford, CT 06104-2999
                                                       --------------
                                                          PRSRT STD
                                                         U.S. POSTAGE
                                                             PAID
                                                        LEOMINSTER, MA
                                                         PERMIT NO. 17
                                                       --------------




HV-2233-4
Printed in U.S.A. -Registered Trademark- 2000 The Hartford, Hartford, CT 06115